UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
BlackRock Fundamental Growth Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio
BlackRock Total Return Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

BlackRock Series Fund, Inc.

  BlackRock Balanced Capital Portfolio
  BlackRock Fundamental Growth Portfolio
  BlackRock Global Allocation Portfolio
  BlackRock Government Income Portfolio
  BlackRock High Income Portfolio
  BlackRock Large Cap Core Portfolio
  BlackRock Money Market Portfolio
  BlackRock Total Return Portfolio

Annual Report
December 31, 2009

Dear Shareholder

In 2009, investors worldwide witnessed a seismic shift in market sentiment as the fear and pessimism that characterized 2008 were replaced by guarded optimism. The single most important reason for this change was the swing from a deep global recession to the beginnings of a global recovery.

At the outset of the year, markets were still reeling from 2008’s nearly unprecedented global financial and economic meltdown. The looming threat of further collapse in global markets prompted stimulus packages and central bank interventions on an extraordinary scale worldwide. Ultimately, these actions helped stabilize the financial system, and the economic contraction began to abate.

Stocks fell sharply to start 2009 as investor confidence remained low on fears of an economic depression. After touching their lows in March, stocks galloped higher as massive, coordinated global monetary and fiscal stimulus began to reflate world economies. Sidelined cash poured into the markets, triggering a dramatic and steep upward rerating of stocks and other risk assets. The financial sector and low-quality securities that had been battered most in the downturn enjoyed the sharpest recovery. The experience in international markets was similar to that seen in the United States. European stocks slightly edged out other developed markets for the year, but emerging markets were the clear winners in 2009. To some extent, this outperformance reflected the stronger recoveries in emerging economies and corporate earnings, but emerging market stocks also saw significant expansion in valuations.

The improvement in the economic backdrop was reflected in fixed income markets as well, where non-Treasury assets made a robust recovery. One of the major themes for 2009 was the reversal of the flight-to-quality trade seen in 2008. As investors grew more comfortable with risk, high yield finished the year as the strongest-performing fixed income sector in both the taxable and tax-exempt space. Overall, the municipal market made a strong showing, outpacing most taxable sectors. Despite fundamental challenges, the technical picture remained supportive of the asset class. Municipal fund inflows had a record-setting year; investor expectations of higher taxes boosted demand; and the Build America Bonds program was deemed a success, adding $65 billion of taxable supply to the municipal marketplace in 2009. Notably, the program has alleviated tax-exempt supply pressure and attracted the attention of a global audience.

All told, the rebound in sentiment and global market conditions propelled virtually every major benchmark index into positive territory for both the 6- and 12-month periods, with the notable exception of Treasury bonds, which were negatively affected by rising long-term rates.

Total Returns as of December 31, 2009

	6-month	12-month

US equities (S&P 500 Index)	22.59%	26.46%
Small cap US equities
(Russell 2000 Index)	23.90	27.17
International equities (MSCI Europe,
Australasia, Far East Index)	22.07	31.78
US Treasury securities (BofA Merrill
Lynch 10-Year US Treasury Index)	(1.06)	(9.71)
Taxable fixed income (Barclays Capital
US Aggregate Bond Index)	3.95	5.93
Tax-exempt fixed income (Barclays
Capital Municipal Bond Index)	6.10	12.91
High yield bonds (Barclays Capital
US Corporate High Yield 2%
Issuer Capped Index)	21.27	58.76

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment improved dramatically in the past year, but uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit the most recent issue of our award-winning Shareholder® magazine at www.blackrock.com/shareholdermagazine. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On December 1, 2009, BlackRock, Inc. and Barclays Global Investors, N.A. combined to form one of the world’s preeminent investment management firms. The new company, operating under the BlackRock name, manages $3.346 trillion in assets* and offers clients a full complement of worldwide active management, enhanced and index investment strategies and products, including individual and institutional separate accounts, mutual funds and other pooled investment vehicles, and the industry-leading iShares platform of exchange traded funds.

*Data is as of December 31, 2009.

THIS PAGE NOT PART OF YOUR FUND REPORT

BlackRock Series Fund, Inc.
Portfolio Management Commentary

BlackRock Balanced Capital Portfolio

How did the Portfolio perform?

  Stocks outperformed bonds during the 12-month period, as the Russell 1000 Index advanced 28.43%, while the Barclays Capital US Aggregate Bond Index gained 5.93%. In this environment, the Portfolio returned 18.64% and underperformed its blended benchmark, a 60%/40% blend of the Russell 1000 Index and the Barclays Capital US Aggregate Bond Index, respectively, which returned 19.50%.

What factors influenced performance?

  Though aggregate performance by the Portfolio’s underlying managers was additive, performance by the equity segment was a significant detractor for the year. The majority of equity underperformance occurred in the second quarter of 2009. Overall, the equity segment’s high-quality bias was a hindrance in a market that experienced a dramatic reversal of risk aversion. Financial companies battered by the credit crisis and consumer discretionary companies burned by a fall-off in consumer spending significantly outperformed more defensive areas, such as energy, health care and consumer staples. The market favored lower-quality, higher-beta stocks, a segment of the market in which the equity segment was underweight.

  On the positive side, allocation decisions between equities and fixed income were additive over the course of the year. The Portfolio was overweight in equities by approximately 3% to 4%. Additionally, performance by the Portfolio’s underlying fixed income manager was a large contributor. The fixed income segment outperformed as a result of its non-index allocation to non-agency mortgages and overweight positions in commercial mortgage-backed securities, asset-backed securities and investment-grade corporate debt. Yield curve positioning throughout the year also aided returns.

Describe recent Portfolio activity.

  There were no allocation changes made to the Portfolio in 2009.

Describe Portfolio positioning at period end.

  At the end of the period, the Portfolio was overweight relative to the blended benchmark in equities at 65% of net assets and underweight in fixed income at 35% of net assets.

BlackRock Fundamental Growth Portfolio

How did the Portfolio perform?

  The Portfolio outperformed the benchmark Russell 1000 Growth Index for the 12-month period, as sector positioning and strong stock selection in the information technology (IT) sector overshadowed negative results in the health care and financials sectors. The Portfolio had a return of 37.40% compared to the 37.21% and 26.46% returns of the Russell 1000 Growth Index and the S&P 500 Index, respectively.

What factors influenced performance?

  The greatest relative contribution to performance for the year came from IT. Broad-based successes from semiconductor manufacturers (PMC-Sierra, Inc. and Broadcom Corp.), to business software producers (Salesforce.com, Inc. and Check Point Software Technologies Ltd.), to consumer technology icons (Apple, Inc. and Google, Inc.) propelled the Portfolio’s IT holdings to a gain of more than 70% in 2009. Additionally, commodity prices rallied in anticipation of economic improvement, benefiting the Portfolio’s materials holdings. Freeport-McMoRan Copper & Gold, Inc. climbed higher on the back of surging copper prices. Finally, the Portfolio’s sector allocation added value thanks to an overweight in the consumer discretionary sector and an underweight in the underperforming consumer staples sector.

  Meanwhile, an overweight in biotechnology and stock selection across several industries accounted for the underperformance in the health care sector. After huge outperformance in 2008, biotechnology underperformed the market in 2009, and the Portfolio’s positions in Celgene Corp. and Genzyme Corp. had a negative impact on performance. Other detractors within the sector included Abbott Laboratories and Boston Scientific Corp. In the financials sector, the Portfolio’s investment in Wells Fargo & Co. detracted significantly as the commercial bank continued to face challenges related to the financial crisis.

Describe recent portfolio activity.

  As a result of market movement and individual bottom- up stock selection decisions, the Portfolio’s sector positioning evolved throughout the year. Its allocation to IT increased significantly, while consumer staples and health care experienced notable declines.

Describe Portfolio positioning at period end.

  At period end, relative to the Russell 1000 Growth Index, the Portfolio’s largest overweights were in the industrials and consumer discretionary sectors, and its most substantial underweight was in the consumer staples sector.

BlackRock Global Allocation Portfolio

How did the Portfolio perform?

  The Portfolio outperformed its Reference Benchmark for the 12-month period, but underperformed the Financial Times Stock Exchange (FTSE) World Index. The Portfolio had a return of 22.59% compared to the 19.22% and 34.38% returns of its Reference Benchmark and the FTSE World Index, respectively. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% of the FTSE World Index (Ex US) Equities; 24% of the BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% of the Citigroup Non-US World Government Bond Index. The Portfolio invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Portfolio’s composition and a more comparable means for measurement.

What factors influenced performance?

  Contributing favorably to the Portfolio’s relative performance was an overweight and stock selection in Hong Kong, an overweight in Canada and an underweight in the United States. The Portfolio also benefited from its overweight position in emerging markets, including Brazil, Russia, India and China. From a sector perspective, stock selection in the energy and industrials sectors, along with an overweight in materials and underweights in utilities and consumer staples, all contributed positively. In fixed income, the Portfolio’s overweight positions in US Treasury Inflation-Protected Securities (TIPS) and convertible bonds added to relative performance.

  Detracting from Portfolio performance was an overweight and stock selection in Japan, in addition to underweights and stock selection in the United Kingdom and Australia. Stock selection in Canada and South Korea also hindered relative performance. From a sector perspective, an underweight and stock selection in the financials, information technology (IT) and consumer discretionary sectors all had a negative impact on relative performance.

Describe recent Portfolio activity.

  During the annual period, the Portfolio’s overall equity allocation decreased from 59% to 58% of net assets. Within equities, decreases in the United States and Asia were partially offset by increases in Europe, Latin America and Africa/Middle East. On a sector basis, we increased the Portfolio’s weightings in IT, financials, materials and consumer staples, and reduced its weightings in health care, telecommunication services, industrials, energy, utilities and consumer discretionary.

  The Portfolio’s allocation to fixed income increased from 32% to 34% of net assets primarily due to increases in US convertible bonds, US Treasuries and US dollar (USD)- denominated foreign corporate bonds, which were partially offset by decreases in US TIPS and UK gilts. The Portfolio’s cash equivalent holdings decreased from 9% to 8% of net assets.

Describe Portfolio positioning at period end.

  Compared to its Reference Benchmark, the Portfolio ended the period underweight in equities and fixed income, and overweight in cash equivalents. Within the equity segment, the Portfolio is underweight in the United States and Europe, and it is overweight in Asia and Latin America.

  On a sector basis, the Portfolio is overweight in materials, telecommunication services, energy and health care, and it is underweight in consumer discretionary, financials, consumer staples, IT, utilities and industrials.

  As for currency exposure, the Portfolio has underweight positions in the euro, British pound, Swiss franc, Australian dollar and the USD. The Portfolio has overweight positions in the Brazilian real, the Canadian dollar and several Asian currencies, including the Singapore dollar, Malaysian ringgit and the Indian rupee.

  The Portfolio’s period-end cash position was 8%. Over the course of the past 12 months, cash has helped mitigate Portfolio volatility and has served as a source of funds for new investments. Currently, the Portfolio is overweight in cash equivalents relative to its Reference Benchmark, partially to keep overall Portfolio duration low.

BlackRock Government Income Portfolio

How did the Portfolio perform?

  The Portfolio posted a negative return for the 12-month period, but outperformed its benchmark, a composite of 50% Barclays Capital Mortgage-Backed Securities Index and 50% BofA Merrill Lynch 10-Year US Treasury Index, as the Portfolio had a return of (1.61)% compared to the (2.14)% return of its benchmark.

What factors influenced performance?

  A number of factors contributed to performance during the 12 months. We were underweight in Treasuries, which saw yields move higher during the year. We were overweight in high-quality risk assets such as agency mortgage-backed securities (MBS), which posted excess returns of 4.82%. In addition, out-of-index holdings including commercial mortgage-backed securities (CMBS) and investment-grade corporate debt were additive to performance, posting excess returns of 29.60% and 22.76%, respectively.

  In contrast, duration and yield curve positioning detracted from Portfolio performance. Throughout the year, we were marginally long in duration, which hindered performance as rates were generally higher along the yield curve. As a point of reference, the 10-year Treasury yield increased by 163 basis points, from 2.21% to 3.84%. Meanwhile, we maintained a yield-curve-flattening bias, a hedge that detracted from performance. For the first half of the year, we had a curve-flattening trade on, but the curve steepened; front-end rates remained low as the Federal Reserve kept the federal funds rate near zero, and longer rates moved higher on increased inflationary expectations.

  The Portfolio’s cash position (approximately 13% at period end) serves primarily to back our forward positions held in mortgage TBA (To Be Announced) contracts and, therefore, did not have a material impact on performance.

Describe recent Portfolio activity.

  Throughout the annual period, rates moved higher, and by year-end, were at levels similar to the average levels seen between 2005 and mid-2007—a time of generally robust economic activity. With this in mind, we modestly lengthened duration. We also repositioned our curve exposure, moving from a flattening to a steepening yield-curve bias. In addition, we added to our out-of-index bets on agency debentures and FDIC-backed corporates, while modestly reducing our CMBS holdings.

Describe Portfolio positioning at period end.

  At period end, we were marginally long in duration relative to the benchmark, with a bias toward a steepening yield curve. We remain underweight in Treasuries and overweight in MBS. We have out-of-index positions in agency debentures, as well as FDIC-backed corporates and investment-grade corporate debt. Lastly, we maintain a long exposure to the very high-quality CMBS space. The Portfolio’s period end cash equivalent holdings was approximately 13% of net assets.

BlackRock High Income Portfolio

How did the Portfolio perform?

  The Portfolio posted strong results for the 12-month period, but underperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index, as the Portfolio had a return of 53.68% compared to the 58.76% return of the Index.

What factors influenced performance?

  Strong security selection among CCC-rated credits was a meaningful contributor to Portfolio performance. In addition, a small amount of exposure to distressed securities lifted returns as certain distressed debt holdings recovered dramatically during the year. Solid security selection in the media cable and aerospace/defense industries helped performance as well. The Portfolio also benefited from its allocation to select new-issue bonds in both the investment-grade and sub-investment-grade markets, which traded up substantially.

  Conversely, the Portfolio’s underweight in CC-rated paper was a considerable detractor from performance, as credits at the low end of the high yield credit quality spectrum massively outperformed their higher-rated counterparts. The Portfolio’s underweight in crossover financial bonds, relative to the benchmark, was a significant detriment to performance as well. Elsewhere, sectors such as banking and life insurance were large drivers of the benchmark’s overall return for the period, and the Portfolio’s considerable underweight in these sectors created further performance dispersion.

  Also worth mentioning, several factors have amplified the benchmark’s overall outperformance of the Portfolio, as well as other high yield funds. First, the high yield index universe was not completely “investable” during the year as the benchmark maintained over 1,500 individual securities. These securities were often bonds of smaller, more illiquid issuers, which rallied dramatically, but were difficult for the average fund to maintain exposure to; this resulted in significant dispersion of performance relative to the index. Second, many consumer cyclical sectors that were most heavily punished in 2008 spiked up fiercely in 2009. The Portfolio, like others, entered into 2009 with an underweight in highly volatile consumer-led sectors as a result of the ongoing recession; this positioning further detracted. Finally, downgraded financial bonds—which fell from investment-grade to high yield earlier in the year—sharply boosted the returns of the high yield benchmark, as the valuations of these largely discounted bonds massively recovered. Matching the change in the composition of the index's allocation of financial bonds was not deemed to be highly feasible or prudent, as financials have traditionally never been a material or familiar portion of the high yield universe.

Describe recent Portfolio activity.

  During the annual period, we participated very heavily in a robust high yield, new-issue calendar. As the high yield market began to considerably improve early in 2009, we purchased many new-issue bonds coming from more defensive and higher-rated issuers. We also noticeably increased the Portfolio’s exposure to new senior-secured bond deals coming via the primary market—in which these proceeds were often used by issuing companies to pay down their concurrent bank loan debt obligations. Earlier in the year, we built a decent weighting within new investment-grade bonds coming to market. However, many of these positions have been largely scaled back as these bonds have greatly appreciated in price and their risk-reward profiles have diminished. On the whole, the portfolio management team remained negative on US consumers throughout the year, but maintained a constructive view on the high yield asset class.

Describe Portfolio positioning at period end.

  At period end, the Portfolio held a large underweight relative to the benchmark in BB-rated issues, with an overweight in B-rated issues and a small underweight in CCC-rated issues. On a sector basis, the Portfolio was overweight in the automotive, metals and packaging sectors, and underweight in the gaming, information technology and banking sectors. The Portfolio had an average credit rating of B and a yield of 8.79%.

  Overall, we remain very constructive on high yield, and hold the opinion that the asset class is attractively priced for a slow, structural recovery in 2010. Historically, high yield has performed superbly in periods following economic recessions. Therefore, we believe the dual potential for high yield to provide “equity-like returns,” while simultaneously providing excellent protection against downside risk, makes the asset class a great way to play the economic recovery.

BlackRock Large Cap Core Portfolio

How did the Portfolio perform?

  The Portfolio underperformed the benchmark Russell 1000 Index for the 12-month period, as the Portfolio had a return of 22.90% compared to the 28.43% return of the Index.

What factors influenced performance?

  On the whole, the Portfolio’s high-quality bias was a hindrance in a market that experienced a dramatic reversal of risk aversion. Financial companies battered by the credit crisis and consumer discretionary companies burned by a fall-off in consumer spending significantly outperformed more defensive areas, such as energy, health care and consumer staples. The market favored lower-quality, higher-beta stocks, a segment of the market in which the Portfolio was underweight.

  The Portfolio’s energy holdings hindered returns. While we maintain a positive long-term outlook on the sector, there has been ongoing concern about reduced demand caused by the economic slowdown. Energy demand is highly correlated with GDP growth expectations and, consequently, some of our energy equipment and services holdings fared poorly.

  The largest individual detractors to performance included Capital One Financial Corp., Biogen Idec, Inc., The AES Corp., Sunoco, Inc., Coach, Inc., The Goldman Sachs Group, Inc., Tesoro Corp. and Advance Auto Parts, Inc. Underweights in Apple, Inc. and Google, Inc. also hindered performance.

  On the positive side, the Portfolio’s materials holdings in paper & forest products were the main contributors to performance. There has been consolidation within the industry and the resulting capacity discipline has translated into improved profitability and pricing power. An underweight in consumer staples, particularly food retailers and household product holdings, was modestly helpful as well. We have been unwilling to overpay for the perceived defensiveness of staples companies, many of which face the challenges of managing price versus input costs in a volatile commodity price and recessionary environment.

  The largest individual contributors to performance were Western Digital Corp., Schering-Plough Corp., Nabors Industries Ltd., Anadarko Petroleum Corp., Alliance Data Systems Corp., Coventry Health Care, Inc., JDS Uniphase Corp. and OshKosh Corp. An underweight position in Citigroup, Inc. also enhanced returns.

Describe recent Portfolio activity.

  During the annual period, we increased exposure to telecommunication services and utilities, and we reduced exposure to energy, information technology, industrials, consumer discretionary and health care.

  The largest purchases within the Portfolio were Microsoft Corp., Philip Morris International, Inc., Oracle Corp., Verizon Communications, Inc. and The Goldman Sachs Group, Inc. The largest sales included Exxon Mobil Corp., Pfizer, Inc., Chevron Corp., Anadarko Petroleum Corp. and Occidental Petroleum Corp.

Describe Portfolio positioning at period end.

  As of December 31, 2009, the Portfolio was overweight relative to the benchmark in health care, energy and materials, and underweight in financials, consumer staples and industrials.

  Looking forward, we believe that a gradually improving global economy, coupled with the likelihood of rising interest rates, creates an environment where equities will outperform Treasuries and cash. Economic growth in the US and the rest of the developed world is likely to be above trend, but well below the typical recovery after a recession. Consumers still have a prolonged period of deleveraging to work through since household debt remains high. We expect the cyclical bull market that began last March to continue. While the economic and earnings backdrop will likely remain uneven, it should provide enough of a solid base for stocks to make modest gains in 2010. We would not be surprised to see some sort of corrective action or period of consolidation at any point, particularly given the strong advance of stocks over the past nine months. However, we remain cautiously optimistic and would view these as buying opportunities.

BlackRock Total Return Portfolio

How did the Portfolio perform?

  The Portfolio outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, for the 12-month period, as the Portfolio had a return of 14.81% compared to the 5.93% return of the Index.

What factors influenced performance?

  The primary contributors to the Portfolio’s outperformance included a non-index allocation to non-agency mortgages and overweight positions in commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and investment-grade corporate debt. The Portfolio’s yield curve positioning throughout the year also aided returns.

  Conversely, the Portfolio’s duration positioning was a negligible detractor during the period.

Describe recent Portfolio activity.

  During the annual period, we made some asset allocation shifts within the Portfolio. Specifically, we decreased exposure to higher-risk, non-government assets, while we increased exposure to government-owned and/or government-related assets. As the markets rebounded off of their 2008 and early 2009 lows, spreads compressed dramatically in CMBS, ABS and non-agency mortgages. As a result, we took advantage of the move in these markets and reduced exposure, selling into strength. To varying degrees, we used those proceeds to increase the Portfolio’s allocation to Treasuries, agency debentures, FDIC-guaranteed debt, non-US government-guaranteed debt and investment-grade corporates. Away from this broad asset allocation shift, we significantly reduced the Portfolio’s exposure to agency mortgages throughout the year as the asset class traded at very expensive levels.

Describe Portfolio positioning at period end.

  At period end, although we have reduced exposure to risk assets, the Portfolio remains underweight in government-related sectors, in favor of non-government spread sectors. Within government sectors, the Portfolio is overweight in FDIC-guaranteed debt and non-US government-guaranteed debt, while it is underweight in Treasuries, agency debentures and agency mortgages. Within the non-government sectors, the Portfolio is overweight in AAA-rated CMBS, ABS and investment- grade corporate debt. The Portfolio also holds an out-of- index allocation to non-agency MBS and non-US government bonds. At period-end, the Portfolio duration was slightly longer than its benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BlackRock Series Fund, Inc.
Performance Information as of December 31, 2009

	Standardized 30-Day Yield		6-Month Total Returns[1]	Average Annual Total Returns[1]
				1 Year	5 Years	10 Years

BlackRock Balanced Capital Portfolio	—	[2]	16.80%	18.64%	1.79%	1.07%

BlackRock Fundamental Growth Portfolio	—	[2]	24.71	37.40	2.67	(1.51)

BlackRock Global Allocation Portfolio	—	[2]	15.18	22.59	8.22	5.80

BlackRock Government Income Portfolio	4.28%		2.00	(1.61)	3.67	5.27

BlackRock High Income Portfolio	8.27		23.46	53.68	4.64	4.99

BlackRock Large Cap Core Portfolio	—	[2]	21.95	22.90	1.52	0.99

BlackRock Total Return Portfolio	4.39		8.76	14.81	3.33	5.30

[1]

Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[2]	Yields are not applicable for this fund.

	7-Day	7-Day
Yields	SEC Yield	Yield

BlackRock Money Market Portfolio	0.00%	0.00%

The 7-Day SEC Yield shown above may differ from 7-Day Yield shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

[1]

Assuming transaction costs and other operating expenses, including advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities.

[2]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds rated BBB or better, mortgages and US Treasury and Government agency issues with at least one year to maturity.
[3]	This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
[4]	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000 Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)

BlackRock Fundamental Growth Portfolio

[1]

Assuming transaction costs and other operating expenses, including advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Fundamental Growth Portfolio invests in equity securities of US companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

[2]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[3]	This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.

Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[4]

Assuming transaction costs and other operating expenses, including advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

[5]	This unmanaged market capitalization-weighted index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.
[6]

This Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% of the FTSE World Index (Ex US) Equities; 24% of the BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% of the Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)

BlackRock Government Income Portfolio

[1]

Assuming transaction costs and other operating expenses, including advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Government Income Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the US government or US government agencies or government-sponsored enterprises.

[2]

The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year US Treasury Index (50%). The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock High Income Portfolio

[3]

Assuming transaction costs and other operating expenses, including advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80%, and typically invests 90% or more, of its net assets in fixed income securities, such as corporate bonds, mortgage-backed securities, convertible securities, preferred stocks and government obligations.

[4]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. Performance of the index does not reflect the deduction of fees, expenses or taxes.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)

BlackRock Large Cap Core Portfolio

[1]

Assuming transaction costs and other operating expenses, including advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Large Cap Core Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

[2]	This unmanaged index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past performance is not indicative of future results.

BlackRock Total Return Portfolio

[3]

Assuming transaction costs and other operating expenses, including advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio normally invests at least 80% of its net assets in fixed income securities.

[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds rated BBB or better, mortgages and US Treasury and Government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

BlackRock Series Fund, Inc.
Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Expense
Actual	July 1, 2009	December 31, 2009	During the Period[1]	Ratio

BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000	$1,168.00	$2.46	0.45%

BlackRock Balanced Capital Portfolio (including interest expense)	$1,000	$1,168.00	$2.51	0.46%

BlackRock Fundamental Growth Portfolio	$1,000	$1,247.10	$2.78	0.49%

BlackRock Global Allocation Portfolio (excluding dividend expense)	$1,000	$1,151.80	$2.71	0.50%

BlackRock Global Allocation Portfolio (including dividend expense)	$1,000	$1,151.80	$2.77	0.51%

BlackRock Government Income Portfolio (excluding interest expense)	$1,000	$1,020.00	$2.55	0.50%

BlackRock Government Income Portfolio (including interest expense)	$1,000	$1,020.00	$2.75	0.54%

BlackRock High Income Portfolio	$1,000	$1,234.60	$2.82	0.50%

BlackRock Large Cap Core Portfolio	$1,000	$1,219.50	$2.63	0.47%

BlackRock Money Market Portfolio	$1,000	$1,000.20	$2.12	0.42%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000	$1,087.60	$2.63	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000	$1,087.60	$2.79	0.53%

Hypothetical (5% annual return before expenses)[2]

BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000	$1,022.93	$2.29	0.45%

BlackRock Balanced Capital Portfolio (including interest expense)	$1,000	$1,022.88	$2.35	0.46%

BlackRock Fundamental Growth Portfolio	$1,000	$1,022.73	$2.50	0.49%

BlackRock Global Allocation Portfolio (excluding dividend expense)	$1,000	$1,022.68	$2.55	0.50%

BlackRock Global Allocation Portfolio (including dividend expense)	$1,000	$1,022.63	$2.60	0.51%

BlackRock Government Income Portfolio (excluding interest expense)	$1,000	$1,022.68	$2.55	0.50%

BlackRock Government Income Portfolio (including interest expense)	$1,000	$1,022.48	$2.75	0.54%

BlackRock High Income Portfolio	$1,000	$1,022.68	$2.55	0.50%

BlackRock Large Cap Core Portfolio	$1,000	$1,022.83	$2.40	0.47%

BlackRock Money Market Portfolio	$1,000	$1,023.08	$2.14	0.42%

BlackRock Total Return Portfolio (excluding interest expense)	$1,000	$1,022.68	$2.55	0.50%

BlackRock Total Return Portfolio (including interest expense)	$1,000	$1,022.53	$2.70	0.53%

[1]	Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2009

Percent of
Long Term
Portfolio Composition for BlackRock Balanced Capital Portfolio	Investments

Common Stocks	53%
U.S. Government Sponsored Agency Securities	22
Corporate Bonds	7
U.S. Treasury Obligations	7
Non-Agency Mortgage-Backed Securities	6
Asset-Backed Securities	2
Foreign Agency Obligations	1
Preferred Securities	1
Taxable Municipal Bonds	1

Percent of
Long-Term
Sector Allocation for BlackRock Fundamental Growth Portfolio	Investments

Information Technology	36%
Health Care	16
Consumer Discretionary	13
Industrials	12
Consumer Staples	10
Energy	5
Financials	5
Materials	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

			Reference
	Percent of		Benchmark[4]
Portfolio Composition for BlackRock Global Allocation Portfolio	Net Assets		Percentages

U.S. Equities	31%[1]		36%
European Equities	8	[1]	13
Pacific Basin Equities	13	[1]	8
Other Equities	6		3
Total Equities	58	[2]	60
U.S. Dollar Denominated Fixed Income Securities	21		24
U.S. Issuers	14		—
Non-U.S. Issuers	7		—
Non-U.S. Dollar Denominated Fixed Income Securities	13		16
Total Fixed Income Securities	34		40
Cash & Cash Equivalents[3]	8		—

[1]	Includes value of financial futures contracts.
[2]	Included Preferred Stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500 Index; 24% FTSE World Index (Ex US) Equities; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

BlackRock Series Fund, Inc.
Portfolio Information as of December 31, 2009 (Concluded)

Percent of
Long-Term
Portfolio Composition for BlackRock Government Income Portfolio	Investments

U.S. Government Sponsored Agency Securities	88%
U.S. Treasury Obligations	11
Non-Agency Mortgage Backed Securities	1

Percent of
Corporate Bond
Credit Quality Allocation for BlackRock High Income Portfolio[1]	Investments

BBB/Baa	3%
BB/Ba	39
B	40
CCC/Caa	11
CC/Ca	1
Not Rated	6

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service ratings.

Percent of
Long-Term
Sector Allocation for BlackRock Large Cap Core Portfolio	Investments

Health Care	20%
Information Technology	18
Energy	16
Consumer Discretionary	11
Industrials	8
Consumer Staples	7
Materials	6
Financials	6
Telecommunication Services	4
Utilities	4

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Percent of
Portfolio Composition for BlackRock Money Market Portfolio	Net Assets

Commercial Paper	52%
Certificates of Deposit	25
U.S. Government Sponsored Agency Obligations	11
U.S. Treasury Obligations	8
Corporate Notes	2
Municipal Bonds	2

Percent of
Long-Term
Portfolio Composition for BlackRock Total Return Portfolio	Investments

U.S. Government Sponsored Agency Securities	45%
U.S. Treasury Obligations	18
Corporate Bonds	15
Non-Agency Mortgage-Backed Securities	13
Asset-Backed Securities	5
Foreign Agency Obligations	2
Preferred Securities	1
Taxable Municipal Bonds	1

BlackRock Series Fund, Inc.
The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance the yield and Net Asset Value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage by entering into reverse repurchase agreements and dollar rolls.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Portfolios on their longer-term portfolio investments. To the extent that the total assets of the Portfolios (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Portfolios will benefit from the incremental net income.

Furthermore, the value of the Portfolios’ investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on the Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolios’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolios’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Portfolios may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Portfolios to incur losses. The use of leverage may limit the Portfolios’ ability to invest in certain types of securities or use certain types of hedging strategies. The Portfolios will incur expenses in connection with the use of leverage and may reduce income.

Derivative Financial Instruments

Certain Portfolios may invest in various derivative instruments, including swaps, swaptions, financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Notes to Financials Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Portfolios’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Portfolios to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Portfolios can realize on an investment or may cause the Portfolios to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—3.1%
L-3 Communications Holdings, Inc.	46,000	$3,999,700
Lockheed Martin Corp.	60,000	4,521,000
Northrop Grumman Corp.	76,000	4,244,600
Raytheon Co.	81,000	4,173,120

		16,938,420

Beverages—0.2%
The Coca-Cola Co.	16,000	912,000

Biotechnology—1.0%
Amgen, Inc. (a)	100,000	5,657,000

Capital Markets—1.2%
The Goldman Sachs Group, Inc.	38,000	6,415,920

Chemicals—0.7%
CF Industries Holdings, Inc.	33,000	2,995,740
Celanese Corp., Series A	31,000	995,100

		3,990,840

Commercial Banks—0.1%
Wells Fargo & Co.	23,000	620,770

Communications Equipment—0.2%
Cisco Systems, Inc. (a)	45,000	1,077,300

Computers & Peripherals—3.0%
Apple, Inc. (a)	12,000	2,530,320
Hewlett-Packard Co.	9,000	463,590
International Business Machines Corp.	71,000	9,293,900
Western Digital Corp. (a)	90,000	3,973,500

		16,261,310

Construction & Engineering—0.3%
URS Corp. (a)	32,000	1,424,640

Containers & Packaging—0.2%
Sonoco Products Co.	40,000	1,170,000

Diversified Financial Services—0.4%
Bank of America Corp.	44,000	662,640
JPMorgan Chase & Co.	36,000	1,500,120

		2,162,760

Diversified Telecommunication Services—3.5%
AT&T Inc.	324,000	9,081,720
Qwest Communications International Inc.	836,000	3,519,560
Verizon Communications, Inc.	201,000	6,659,130

		19,260,410

Electric Utilities—0.1%
Edison International	20,000	695,600

Electronic Equipment, Instruments & Components—0.6%
Ingram Micro, Inc., Class A (a)	181,000	3,158,450

Energy Equipment & Services—5.6%
Atwood Oceanics, Inc. (a)	70,000	2,509,500
Diamond Offshore Drilling, Inc. (b)	39,000	3,838,380
Ensco International Plc—ADR	85,000	3,394,900
FMC Technologies, Inc. (a)	67,000	3,875,280
Helmerich & Payne, Inc.	69,000	2,751,720
Nabors Industries Ltd. (a)	170,000	3,721,300
National Oilwell Varco, Inc.	99,000	4,364,910
Oceaneering International, Inc. (a)	36,000	2,106,720

Rowan Cos., Inc.	49,000	1,109,360
Tidewater, Inc.	67,000	3,212,650

		30,884,720

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc.	10,000	534,500

Food Products—0.2%
Archer-Daniels-Midland Co.	32,000	1,001,920

Gas Utilities—0.2%
Atmos Energy Corp.	32,000	940,800

Health Care Providers & Services—9.4%
Aetna, Inc.	124,000	3,930,800
AmerisourceBergen Corp.	149,000	3,884,430
Cardinal Health, Inc.	129,000	4,158,960
Community Health Systems, Inc. (a)	103,000	3,666,800
Humana, Inc. (a)	82,000	3,598,980
LifePoint Hospitals, Inc. (a)	103,000	3,348,530
Lincare Holdings, Inc. (a)	99,000	3,674,880
McKesson Corp.	69,000	4,312,500
Medco Health Solutions, Inc. (a)	75,000	4,793,250
Omnicare, Inc.	118,000	2,853,240
Quest Diagnostics, Inc.	61,000	3,683,180
UnitedHealth Group, Inc.	158,000	4,815,840
Universal Health Services, Inc., Class B	14,000	427,000
WellPoint, Inc. (a)	77,000	4,488,330

		51,636,720

Household Durables—0.1%
Garmin Ltd.	22,000	675,400

Household Products—1.2%
Kimberly-Clark Corp.	69,000	4,395,990
The Procter & Gamble Co.	40,000	2,425,200

		6,821,190

IT Services—2.9%
Cognizant Technology Solutions Corp. (a)	90,000	4,077,000
Computer Sciences Corp. (a)	72,000	4,142,160
Hewitt Associates, Inc., Class A (a)	87,000	3,676,620
The Western Union Co.	204,000	3,845,400

		15,741,180

Independent Power Producers & Energy Traders—0.5%
The AES Corp. (a)	96,000	1,277,760
NRG Energy, Inc. (a)	63,000	1,487,430

		2,765,190

Industrial Conglomerates—0.4%
General Electric Co.	144,000	2,178,720

Insurance—2.1%
Chubb Corp.	81,000	3,983,580
The Travelers Cos., Inc.	89,000	4,437,540
UnumProvident Corp.	163,000	3,181,760

		11,602,880

Internet Software & Services—0.2%
Google, Inc., Class A (a)	2,000	1,239,960

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	GBP	British Pound	MYR	Malaysian Ringgit	TBD	To be determined
AUD	Australian Dollar	GDR	Global Depositary Receipts	NZD	New Zealand Dollar	TRY	Turkish Lira
BRL	Brazilian Real	GO	General Obligation Bonds	PLN	Polish Zloty	USD	US Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	RB	Revenue Bonds	VRDN	Variable Rate Demand Notes
CHF	Swiss Frank	JPY	Japanese Yen	SGD	Singapore Dollar	ZAR	South African Rand
CNY	Chinese Yuan	KRW	South Korean Won	STRIPS	Separately Traded Registered
EUR	Euro	LIBOR	London Inter-Bank Offered Rate		Interest and Principal Securities

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Machinery—0.9%
Joy Global, Inc.	70,000	$3,611,300
Lincoln Electric Holdings, Inc.	31,000	1,657,260

		5,268,560

Metals & Mining—0.8%
Commercial Metals Co.	62,000	970,300
Walter Industries, Inc.	48,000	3,614,880

		4,585,180

Multiline Retail—2.5%
JCPenney Co., Inc.	30,000	798,300
Macy’s, Inc.	238,000	3,988,880
Nordstrom, Inc. (b)	104,000	3,908,320
Target Corp.	103,000	4,982,110

		13,677,610

Oil, Gas & Consumable Fuels—6.1%
Chevron Corp.	22,000	1,693,780
ConocoPhillips	118,000	6,026,260
El Paso Corp.	101,000	992,830
Exxon Mobil Corp.	109,000	7,432,710
Marathon Oil Corp.	140,000	4,370,800
Peabody Energy Corp.	86,000	3,888,060
Tesoro Corp.	224,000	3,035,200
Williams Cos., Inc.	76,000	1,602,080
XTO Energy, Inc.	97,000	4,513,410

		33,555,130

Paper & Forest Products—1.0%
International Paper Co.	154,000	4,124,120
MeadWestvaco Corp.	55,000	1,574,650

		5,698,770

Personal Products—1.3%
The Estée Lauder Cos., Inc., Class A	77,000	3,723,720
Herbalife Ltd.	87,000	3,529,590

		7,253,310

Pharmaceuticals—3.9%
Endo Pharmaceuticals Holdings, Inc. (a)	144,000	2,953,440
Forest Laboratories, Inc. (a)	124,000	3,981,640
Johnson & Johnson	146,000	9,403,860
Pfizer, Inc.	74,000	1,346,060
Watson Pharmaceuticals, Inc. (a)	96,000	3,802,560

		21,487,560

Professional Services—0.6%
Manpower, Inc.	62,000	3,383,960

Semiconductors & Semiconductor Equipment—0.8%
Texas Instruments, Inc.	175,000	4,560,500

Software—5.1%
BMC Software, Inc. (a)	97,000	3,889,700
CA, Inc.	171,000	3,840,660
Compuware Corp. (a)	429,000	3,101,670
Microsoft Corp.	385,000	11,738,650
Oracle Corp.	230,000	5,644,200

		28,214,880

Specialty Retail—3.6%
Advance Auto Parts, Inc.	92,000	3,724,160
The Gap, Inc.	194,000	4,064,300
Limited Brands, Inc.	204,000	3,924,960
Ross Stores, Inc.	89,000	3,801,190
TJX Cos., Inc.	114,000	4,166,700

		19,681,310

Tobacco—2.0%
Lorillard, Inc.		51,000	4,091,730
Philip Morris International, Inc.		137,000	6,602,030

			10,693,760

Total Common Stocks—66.1%			363,829,130

Fixed Income Securities

		Par
Asset-Backed Securities		(000)

ACE Securities Corp., Series 2005-ASP1,
Class M1, 0.91%, 9/25/35 (c)	USD	950	199,500
American Express Issuance Trust, Series
2008-2, Class A, 4.02%, 1/18/11		1,660	1,667,090
Bank of America Auto Trust, Series 2009-2A,
Class A3, 2.13%, 9/15/13 (d)		1,570	1,585,026
Bear Stearns Asset Backed Securities Trust (c):
Series 2005-4, Class A, 0.56%,
1/25/36		112	106,479
Series 2005-HE10, Class A2, 0.52%,
11/25/35		117	115,516
Series 2005-SD1, Class 1A2, 0.53%,
7/25/27		355	337,753
Carrington Mortgage Loan Trust,
Series 2006-NC5, Class A1, 0.28%,
1/25/37 (c)		580	552,063
Chase Issuance Trust, Series 2009-A7,
Class A7, 0.68%, 9/17/12 (c)		1,885	1,887,250
Countrywide Asset-Backed Certificates,
Series 2004-13, Class AF4, 4.58%,
1/25/33 (c)		584	519,779
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	443	639,374
IndyMac Residential Asset Backed Trust,
Series 2006-E, Class 2A1, 0.29%,
4/25/37 (c)	USD	70	69,535
Irwin Home Equity Corp., Series 2005-C,
Class 1A1, 0.49%, 4/25/30 (c)		49	48,055
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.59%, 11/25/35 (c)		604	207,032
Long Beach Mortgage Loan Trust,
Series 2006-11, Class 2A1, 0.29%,
12/25/36 (c)		170	134,434
Morgan Stanley ABS Capital I,
Series 2005-HE,1 Class A2MZ, 0.53%,
12/25/34 (c)		78	63,695
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.49%,
6/25/35 (c)		231	180,615
RAAC, Series 2005-SP2, Class 2A, 0.53%,
6/25/44 (c)		793	399,727
Residential Asset Mortgage Products, Inc.,
Series 2005-RS3, Class AI2, 0.40%,
3/25/35 (c)		10	10,013
SLM Student Loan Trust (c):
Series 2005-4, Class A2, 0.36%,
4/26/21		470	466,146
Series 2008-5, Class A2, 1.38%,
10/25/16		1,710	1,736,180
Series 2008-5, Class A3, 1.58%,
1/25/18		430	442,057
Series 2008-5, Class A4, 1.98%,
7/25/23		1,160	1,212,303

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value

Soundview Home Equity Loan Trust,
Series 2005-OPT3, Class A4, 0.53%,
11/25/35 (c)	USD	1,533	$1,275,073
Structured Asset Investment Loan Trust (c):
Series 2003-BC6, Class M1, 1.36%,
7/25/33		1,233	806,516
Series 2003-BC7, Class M1, 1.36%,
7/25/33		1,028	762,749
Series 2004-8, Class M4, 1.23%,
9/25/34		127	17,165
Structured Asset Securities Corp.,
Series 2004-23XS, Class 2A1, 0.53%,
1/25/35 (c)		277	168,981

Total Asset-Backed Securities—2.8%			15,610,106

Corporate Bonds

Aerospace & Defense—0.1%
L-3 Communications Corp.:
5.88%, 1/15/15		270	269,663
Series B, 6.38%, 10/15/15		12	12,045

			281,708

Air Freight & Logistics—0.0%
United Parcel Service, Inc., 6.20%, 1/15/38		30	33,259

Airlines—0.0%
American Airlines, Inc., Series 2003-1,
3.86%, 1/09/12		153	146,745

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12 (d)		1,925	1,934,019

Building Products—0.0%
Masco Corp., 7.13%, 8/15/13		140	145,722

Capital Markets—1.0%
The Bear Stearns Cos., Inc., 0.68%,
7/19/10 (c)		350	350,600
CDP Financial, Inc., 3.00%, 11/25/14 (d)		1,095	1,068,512
The Goldman Sachs Group, Inc.,
5.25%, 10/15/13		580	615,968
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (a)(e)		490	147
Morgan Stanley:
0.50%, 1/09/12 (c)		2,340	2,313,507
4.20%, 11/20/14		880	880,614
5.63%, 9/23/19		345	347,522

			5,576,870

Chemicals—0.1%
Huntsman International LLC:
7.88%, 11/15/14		295	288,362
7.38%, 1/01/15		85	81,600
NOVA Chemicals Corp.:
6.50%, 1/15/12		70	70,350
3.65%, 11/15/13 (c)		160	146,400

			586,712

Commercial Banks—0.4%
Corporacion Andina de Fomento,
6.88%, 3/15/12		435	466,189
Eksportfinans ASA:
3.00%, 11/17/14		835	822,220
5.50%, 5/25/16		575	619,499
Royal Bank of Scotland Group Plc, 2.63%,
5/11/12 (d)		175	177,505

			2,085,413

Communications Equipment—0.1%
Cisco Systems, Inc., 4.45%, 1/15/20		750	735,738

Consumer Finance—0.2%
SLM Corp.:
5.40%, 10/25/11		475	474,581
5.13%, 8/27/12		825	773,416

			1,247,997

Containers & Packaging—0.1%
Ball Corp.:
7.13%, 9/01/16		155	158,875
7.38%, 9/01/19		155	159,262

			318,137

Diversified Financial Services—0.7%
Bank of America Corp., 6.00%, 9/01/17		110	114,172
FCE Bank Plc, 7.88%, 2/15/11	GBP	300	482,136
General Electric Capital Corp.:
5.00%, 11/15/11	USD	1,450	1,531,571
0.40%, 4/10/12 (c)		590	577,150
JPMorgan Chase Bank NA:
6.00%, 7/05/17		570	604,034
Series BKNT, 6.00%, 10/01/17		530	567,457

			3,876,520

Diversified Telecommunication Services—0.6%
AT&T, Inc., 6.50%, 9/01/37		1,000	1,036,500
GTE Corp., 6.84%, 4/15/18		250	273,864
Qwest Communications International, Inc.:
7.50%, 2/15/14		70	70,263
Series B, 7.50%, 2/15/14		30	30,113
Qwest Corp.:
8.88%, 3/15/12		70	75,250
8.38%, 5/01/16		225	241,313
Telefonica Emisiones SAU, 4.95%,
1/15/15		625	668,088
Verizon Communications, Inc., 8.75%,
11/01/18		700	874,313

			3,269,704

Electric Utilities—0.1%
Florida Power & Light Co., 5.95%,
2/01/38		325	341,413
Florida Power Corp., 6.40%, 6/15/38		175	191,064

			532,477

Food Products—0.1%
Kraft Foods, Inc., 6.13%, 8/23/18		250	263,587

Hotels, Restaurants & Leisure—0.1%
American Real Estate Partners LP,
7.13%, 2/15/13		45	45,900
Wendy’s International, Inc., 6.25%,
11/15/11		360	372,600

			418,500

Household Durables—0.5%
Centex Corp., 5.13%, 10/01/13		647	658,322
D.R. Horton, Inc.:
6.88%, 5/01/13		525	536,813
6.13%, 1/15/14		630	628,425
5.63%, 9/15/14		150	145,125
KB Home, 6.38%, 8/15/11		93	93,000
Lennar Corp. Series B, 5.60%, 5/31/15		240	219,900
Pulte Homes, Inc., 5.20%, 2/15/15		180	167,850
Ryland Group, Inc., 5.38%, 5/15/12		165	167,475
Toll Brothers Finance Corp., 4.95%,
3/15/14		150	146,117

			2,763,027

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

IT Services—0.2%
First Data Corp., 9.88%, 9/24/15	USD	380	$354,350
Sabre Holdings Corp., 8.35%, 3/15/16		680	619,650

			974,000

Independent Power Producers & Energy Traders—0.1%
TXU Corp., 5.55%, 11/15/14		800	567,358
Texas Competitive Electric Holdings Co LLC,
Series B, 10.25%, 11/01/15		299	242,190

			809,548

Insurance—0.6%
Hartford Life Global Funding Trusts, 0.43%,
6/16/14 (c)		1,050	952,605
Metropolitan Life Global Funding I (d):
2.88%, 9/17/12		675	680,297
5.13%, 4/10/13		925	979,936
5.13%, 6/10/14		375	396,861
Teachers Insurance & Annuity Association
of America, 6.85%, 12/16/39 (d)		280	289,447

			3,299,146

Internet & Catalog Retail—0.1%
Expedia, Inc., 7.46%, 8/15/18		380	414,675

Media—0.8%
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17 (d)		554	569,510
Comcast Corp.:
5.85%, 1/15/10		505	505,561
6.45%, 3/15/37		460	474,292
6.95%, 8/15/37		90	98,090
Cox Communications, Inc.:
7.13%, 10/01/12		365	405,455
8.38%, 3/01/39 (d)		375	466,942
News America, Inc.:
6.40%, 12/15/35		470	482,614
6.75%, 1/09/38		830	860,974
Time Warner Cable, Inc., 5.85%, 5/01/17		310	325,709

			4,189,147

Multi-Utilities—0.0%
Xcel Energy, Inc., 6.50%, 7/01/36		215	226,488

Oil, Gas & Consumable Fuels—1.1%
BP Capital Markets Plc, 3.13%, 3/10/12		765	787,987
Cenovus Energy, Inc., 6.75%,
11/15/39 (d)		480	523,226
ConocoPhillips, 4.60%, 1/15/15		1,010	1,072,610
Enterprise Products Operating LLC,
6.13%, 10/15/39		250	241,518
Kinder Morgan Finance Co. ULC, 5.35%,
1/05/11		360	363,600
Kinder Morgan, Inc., 6.50%, 9/01/12		115	119,600
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		500	500,561
Motiva Enterprises LLC, 5.20%,
9/15/12 (d)		215	220,921
Petrobras International Finance Co.:
5.88%, 3/01/18		40	40,336
5.75%, 1/20/20		965	981,682
Sabine Pass LNG LP, 7.50%, 11/30/16		345	287,213
Shell International Finance BV, 4.00%,
3/21/14		875	913,090
XTO Energy, Inc., 6.75%, 8/01/37		155	182,573

			6,234,917

Paper & Forest Products—0.1%
International Paper Co., 7.30%, 11/15/39		350	371,301

Pharmaceuticals—0.8%
Eli Lilly & Co.:
3.55%, 3/06/12		365	379,850
7.13%, 6/01/25		10	11,638
GlaxoSmithKline Capital, Inc., 4.85%,
5/15/13		500	536,724
Merck & Co., Inc., 4.00%, 6/30/15		830	865,560
Pfizer, Inc., 5.35%, 3/15/15		1,240	1,355,202
Roche Holdings Inc. (d):
2.26%, 2/25/11 (c)		180	183,795
5.00%, 3/01/14		775	829,124
Wyeth, 6.00%, 2/15/36		250	261,153

			4,423,046

Real Estate Investment Trusts (REITs)—0.0%
iStar Financial, Inc., 5.65%, 9/15/11		160	117,600

Road & Rail—0.0%
The Hertz Corp., 8.88%, 1/01/14		80	81,800

Software—0.1%
Oracle Corp., 5.75%, 4/15/18		340	367,603

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank NV, 3.20%,
11/03/14 (d)		735	733,577

Wireless Telecommunication Services—0.6%
CellCo Partnership:
3.75%, 5/20/11		1,815	1,871,566
8.50%, 11/15/18		300	372,115
Vodafone Group Plc, 4.15%, 6/10/14		1,065	1,095,655

			3,339,336

Total Corporate Bonds—9.1%			49,798,319

Foreign Agency Obligations

Bundesrepublik Deutschland Series 08,
4.75%, 7/04/40	EUR	2,015	3,202,445
Canadian Government Bond, 3.75%,
6/01/19	CAD	2,165	2,092,857
Japan Finance Corp., 2.00%, 6/24/11	USD	520	526,271
Kreditanstalt fuer Wiederaufbau, 2.75%,
10/21/14		1,095	1,082,694
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		70	73,803
Series E, 5.25%, 7/02/12		235	253,900
Series E, 4.38%, 1/15/13		150	158,262
Series E, 4.00%, 2/02/15		135	140,180
Mexico Government International Bond,
6.38%, 1/16/13		157	173,485
Province of Ontario, Canada:
4.10%, 6/16/14		740	772,275
Series 1, 1.88%, 11/19/12		665	660,630
Qatar Government International Bond,
4.00%, 1/20/15 (d)		420	421,050

Total Foreign Agency Obligations—1.7%			9,557,852

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Non-Agency Mortgage-Backed Securities		(000)	Value

Collateralized Mortgage Obligations—3.5%
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4 Class 3A1, 5.36%,
8/25/35 (c)	USD	4,475	$3,821,160
Countrywide Alternative Loan Trust, Series
2006-0A21, Class A1, 0.42%,
3/20/47 (c)		639	342,631
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2003-56, Class 4A1, 4.89%,
12/25/33 (c)		1,360	1,288,390
Series 2006-0A5, Class 2A1, 0.43%,
4/25/46 (c)		266	128,845
Series 2006-0A5, Class 3A1, 0.43%,
4/25/46 (c)		496	229,020
Series 2007-16, Class A1, 6.50%,
10/25/37		776	629,235
Series 2007-J3, Class A10, 6.00%,
7/25/37		1,242	910,655
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.50%,
8/25/35 (c)		245	210,859
Impac Secured Assets CMN Owner Trust,
Series 2004-3, Class 1A4, 0.63%,
11/25/34 (c)		145	129,689
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		112	95,648
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		114	95,209
Pendeford Master Issuer Plc, Series 2007-1A,
Class 3A, 0.37%, 2/12/16 (c)(d)		1,165	1,160,864
Residential Accredit Loans, Inc.,
Series 2006-Q02, Class A1, 0.45%,
2/25/46 (c)		377	154,513
Station Place Securitization Trust,
Series 2009-1, Class A, 1.74%,
12/29/10 (c)(d)		900	895,500
Structured Adjustable Rate Mortgage
Loan Trust, Series 2007-3, Class 2A1,
5.71%, 4/25/37 (c)		1,712	1,098,580
Structured Asset Securities Corp.,
Series 2005-GEL2, Class A, 0.51%,
4/25/35 (c)		91	77,942
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR18, Class 1A1, 5.28%,
1/25/37 (c)		969	712,303
Wells Fargo Mortgage Backed
Securities Trust (c):
Series 2005-AR15, Class 2A1, 5.11%,
9/25/35		2,250	2,030,408
Series 2006-AR2, Class 2A5, 5.02%,
3/25/36		1,945	1,565,909
Series 2006-AR12, Class 2A1, 6.10%,
9/25/36		431	360,375
Series 2006-AR15, Class A1, 5.66%,
10/25/36		1,902	1,520,407
Series 2006-AR17, Class A1, 5.33%,
10/25/36		649	481,915
Series 2006-AR18, Class 2A1, 5.72%,
11/25/36		1,743	1,325,907

			19,265,964

Commercial Mortgage-Backed Securities—3.8%
Bank of America Commercial Mortgage, Inc.,
Series 2003-2, Class A3, 4.87%,
3/11/41 (c)	1,890	1,959,772
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1, 4.11%,
12/15/35	614	623,854
Citigroup Commercial Mortgage Trust:
Series 2006-C5, Class A4, 5.43%,
10/15/49	185	171,797
Series 2008-C7, Class A4, 6.10%,
12/10/49 (c)	930	835,087
Commercial Mortgage Pass-Through
Certificates Series 2004-LB3A Class A3,
5.09%, 7/10/37 (c)	620	632,238
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3 Class AAB, 4.70%,
12/10/41	2,300	2,322,607
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1:
Class A4, 4.76%, 6/10/36	1,350	1,355,759
Class A5, 4.88%, 6/10/36	1,840	1,862,875
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2001-CIB2, Class A3, 6.43%,
4/15/35	1,845	1,921,559
Series 2004-CB8, Class A1A, 4.16%,
1/12/39 (d)	608	580,950
Series 2006-LDP8, Class A4, 5.40%,
5/15/45	190	176,505
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A, 4.48%,
10/15/29	1,427	1,363,878
Series 2007-C1, Class A4, 5.42%,
2/15/40	745	616,957
Series 2007-C2, Class A3, 5.43%,
2/15/40	1,225	1,058,142
Morgan Stanley Capital I:
Series 2003-IQ4, Class A2, 4.07%,
5/15/40	1,510	1,472,878
Series 2006-IQ12, Class A4, 5.33%,
12/15/43	740	686,685
Series 2007-HQ12, Class A2, 5.63%,
4/12/49 (c)	235	237,338
Wachovia Bank Commercial Mortgage Trust:
Series 2005-C20, Class A6A, 5.11%,
7/15/42 (c)	1,675	1,675,020
Series 2005-C21, Class A3, 5.21%,
10/15/44 (c)	590	598,013
Series 2006-C28, Class A4, 5.57%,
10/15/48	680	629,430

		20,781,344

Total Non-Agency Mortgage-Backed
Securities—7.3%		40,047,308

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Taxable Municipal Bonds		(000)	Value

The Board of Trustees of The Leland Stanford
Junior University, 4.25%, 5/01/16	USD	275	$282,815
Chicago Metropolitan Water Reclamation
District-Greater Chicago Illinois, GO,
Build America Bonds, 5.72%, 12/01/38		280	280,773
Dallas Area Rapid Transit, RB, Build
America Bonds, 6.00%, 12/01/44		150	154,024
Metropolitan Transportation Authority, RB,
Build America Bonds, 7.34%, 11/15/39		395	441,077
New York State Dormitory Authority, RB, Build
America Bonds, 5.63%, 3/15/39		300	286,323
Port Authority of New York & New Jersey, RB,
Consolidated, 159th Series, 6.04%,
12/01/29		230	228,668
State of California, GO:
Build America Bonds, 7.30%,
10/01/39		410	387,483
Various Purpose, Series 3, 5.45%,
4/01/15		1,450	1,458,468
State of Texas, GO, Build America Bonds,
5.52%, 4/01/39		745	726,666

Total Taxable Municipal Bonds—0.8%			4,246,297

U.S. Government Sponsored Agency Securities

Agency Obligations—1.9%
Fannie Mae:
2.63%, 11/20/14		1,155	1,146,044
5.25%, 8/01/12 (f)		1,050	1,120,487
Federal Home Loan Bank of Chicago
5.63%, 6/13/16 (f)		450	453,688
Freddie Mac:
1.13%, 12/15/11		3,045	3,035,539
1.75%, 6/15/12 (f)		700	703,100
5.50%, 8/23/17 (f)		2,575	2,873,963
Tennessee Valley Authority, 5.25%,
9/15/39		975	966,084

			10,298,905

Collateralized Mortgage Obligations—0.6%
Freddie Mac:
Series 3068, Class VA, 5.50%,
10/15/16		707	744,956
Series 3087, Class VA, 5.50%,
3/15/15		1,874	1,973,559
Series 3162, Class OA, 6.00%,
10/15/26		420	431,587

			3,150,102

Federal Deposit Insurance Corporation Guaranteed—1.7%
Citibank NA, 1.75%, 12/28/12		1,265	1,253,871
Citigroup Funding, Inc.:
2.13%, 7/12/12		840	846,486
1.88%, 10/22/12		1,600	1,593,955
General Electric Capital Corp.:
2.25%, 3/12/12		1,000	1,014,490
2.00%, 9/28/12		1,000	1,001,294
2.13%, 12/21/12		2,205	2,207,044
2.63%, 12/28/12		1,400	1,425,778

			9,342,918

Interest Only Collateralized Mortgage Obligations—0.0%
Ginnie Mae Trust Series 2009-26 Class SC
6.17%, 1/16/38		1,527	193,412

Mortgage-Backed Securities—22.3%
Fannie Mae Mortgage-Backed Securities:
4.00%, 12/01/14—1/01/40 (g)	3,300	3,251,875
4.50%, 1/15/25—1/15/40 (g)	26,726	26,734,004
4.84%, 8/01/38 (c)	1,152	1,210,716
5.00%, 1/01/23—1/15/40 (g)	17,960	18,489,995
5.50%, 1/15/25—1/15/40 (g)	27,600	28,976,968
6.00%, 12/01/13—1/15/40 (g)	10,447	11,140,286
6.50%, 1/15/40 (g)	2,900	3,105,720
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22—4/01/22	962	1,009,159
5.50%, 12/01/13—1/15/40 (g)	4,125	4,326,493
6.00%, 1/01/34—1/15/40 (g)	17,656	18,742,360
Ginnie Mae Mortgage-Backed Securities:
5.00%, 1/15/40 (g)	3,900	4,010,296
6.50%, 12/15/39—1/15/40 (g)	1,800	1,913,625
7.50%, 3/15/32	12	13,456

		122,924,953

Total U.S. Government Sponsored
Agency Securities—26.5%		145,910,290

U.S. Treasury Obligations

U.S. Treasury Bonds:
7.25%, 5/15/16	880	1,089,344
8.13%, 8/15/19 (h)	4,330	5,827,912
8.13%, 8/15/21 (h)	2,490	3,415,189
8.00%, 11/15/21 (h)	1,400	1,906,407
7.13%, 2/15/23 (h)	650	833,625
U.S. Treasury Notes:
1.13%, 12/15/12	5	4,920
2.13%, 11/30/14 (h)	7,025	6,858,718
2.75%, 11/30/16 (h)	5,020	4,832,925
4.00%, 8/15/18 (h)	1,800	1,838,390
3.38%, 11/15/19 (h)	13,655	13,134,471
5.25%, 2/15/29 (h)(i)	1,400	1,516,813
3.50%, 2/15/39 (h)	3,965	3,247,581
4.25%, 5/15/39 (o)	810	759,881
4.50%, 8/15/39 (h)	3,000	2,932,032

Total U.S. Treasury Obligations—8.8%		48,198,208

Total Fixed Income Securities—57.0%		313,368,380

Preferred Securities

Capital Trusts

Capital Markets—0.1%
Credit Suisse Guernsey Ltd., 5.86% (c)(j)	424	368,880
Goldman Sachs Capital II, 5.79% (c)(j)	415	321,625
Lehman Brothers Holdings Capital Trust VII,
5.86% (a)(c)(e)(j)	130	39

		690,544

Commercial Banks—0.1%
Barclays Bank Plc (c)(d)(j):
5.93%	325	243,750
7.43%	375	341,250

		585,000

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Capital Trusts		(000)	Value

Diversified Financial Services—0.3%
General Electric Capital Corp., 6.38%,
11/15/67 (c)	USD	415	$360,013
JPMorgan Chase & Co., 7.90% (c)(j)		795	820,011
JPMorgan Chase Capital XXV, 6.80%,
10/01/37		380	377,554

			1,557,578

Insurance—0.4%
Chubb Corp., 6.38%, 3/29/67 (c)		475	441,750
Lincoln National Corp., 7.00%,
5/17/66 (c)		315	261,450
MetLife, Inc., 6.40%, 12/15/66		220	192,500
Progressive Corp., 6.70%, 6/15/37 (c)		460	407,040
Reinsurance Group of America, 6.75%,
12/15/65 (c)		320	270,495
The Travelers Cos., Inc., 6.25%,
3/15/67 (c)		460	419,055

			1,992,290

Total Preferred Securities—0.9%			4,825,412

Total Long-Term Investments
Cost—$637,951,507)—124.0%			682,022,922

		Beneficial
		Interest
Short-Term Securities		(000)

Money Market Fund—1.4%
BlackRock Liquidity Series, LLC Money
Market Series, 0.29% (k)(l)(m)	USD	7,757	7,757,000

		Par
		(000)

Borrowed Bond Agreements—1.2%
Barclays Capital Inc., 0.02%, 1/13/10		2,908	2,907,656
Credit Suisse Securities (USA) LLC, 0.00%,
1/13/10		231	231,450
JPMorgan Securities Inc., 0.05%, 1/13/10		493	492,500
JPMorgan Securities Inc., 0.05%, 1/13/10		2,691	2,690,556

			6,322,162

Total Short-Term Securities
(Cost—$14,079,162)—2.6%			14,079,162

Options Purchased		Contracts(n)

Over-the-Counter Call Swaptions Purchased—0.1%
Receive a fixed rate of 2.25% and pay a
floating rate based on 3-month LIBOR,
Expires 2/25/10, Broker Morgan Stanley
Capital Services Inc.		8	869
Receive a fixed rate of 3.40% and pay a
floating rate based on 3-month LIBOR,
Expires 4/08/10, Broker Deutsche
Bank AG		5	13,499
Receive a fixed rate of 1.92% and pay a
floating rate based on 3-month LIBOR,
Expires 9/02/10, Broker Morgan Stanley
Capital Services, Inc.		15	78,011

Receive a fixed rate of 1.95% and pay a
floating rate based on 3-month LIBOR,
Expires 9/03/10, Broker Citibank NA	15	80,838
Receive a fixed rate of 3.90% and pay a
floating rate based on 3-month LIBOR,
Expires 11/16/10, Broker Goldman
Sachs Bank USA	6	128,472
Receive a fixed rate of 4.38% and pay a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Citibank NA	2	64,210

		365,899

Over-the-Counter Put Swaptions Purchased—0.6%
Pay a fixed rate of 5.35% and receive a
floating rate based on 3-month LIBOR,
Expires 2/04/10, Broker JPMorgan
Chase Bank NA	21	1,352
Pay a fixed rate of 4.50% and receive a
floating rate based on 3-month LIBOR,
Expires 3/15/10, Broker Royal Bank of
Scotland Plc	9	67,950
Pay a fixed rate of 3.40% and receive a
floating rate based on 3-month LIBOR,
Expires 4/08/10, Broker Deutsche
Bank AG	5	308,357
Pay a fixed rate of 1.92% and receive a
floating rate based on 3-month LIBOR,
Expires 9/02/10, Broker Morgan Stanley
Capital Services, Inc.	15	45,614
Pay a fixed rate of 1.95% and receive a
floating rate based on 3-month LIBOR,
Expires 9/03/10, Broker Citibank NA	15	44,726
Pay a fixed rate of 3.90% and receive a
floating rate based on 3-month LIBOR,
Expires 11/16/10, Broker Goldman
Sachs Bank USA	6	392,502
Pay a fixed rate of 4.38% and receive a
floating rate based on 3-month LIBOR,
Expires 10/24/11, Broker Citibank NA	2	118,802
Pay a fixed rate of 5.04% and receive a
floating rate based on 3-month LIBOR,
Expires 10/15/12, Broker JPMorgan
Chase Bank NA	16	1,039,693
Pay a fixed rate of 5.17% and receive a
floating rate based on 3-month LIBOR,
Expires 10/23/12, Broker JPMorgan
Chase Bank NA	15	971,416
Pay a fixed rate of 5.09% and receive a
floating rate based on on 3-month LIBOR,
Expires 10/29/12, Broker Credit Suisse
International	3	163,910
Pay a fixed rate of 4.71% and receive a
floating rate based on 3-month LIBOR,
Expires 11/18/13, Broker JPMorgan
Chase Bank NA	3	129,003

		3,283,325

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Purchased		Contracts	Value

Exchange-Traded Put Options Purchased—0.0%
10-Year US Treasury Bond, Strike Price
USD 117, Expires 2/19/10		55	$113,437
Euro-Dollar Future, Strike Price USD 98.75,
Expires 9/13/10		130	94,250

			207,687

Total Options Purchased
(Cost—$3,753,773)—0.7%			3,856,911

Total Investments Before Borrowed Bonds,
TBA Sale Commitments and Options Written
(Cost—$655,784,442*)—127.3%			699,958,995

		Par
Borrowed Bonds		(000)

U.S. Treasury Notes, 3.38%, 11/15/19	USD	6,475	(6,228,173)

Total Borrowed Bonds
(Proceeds—$6,402,073)—(1.2)%			(6,228,173)

TBA Sale Commitments (g)

Fannie Mae Mortgage Backed Securities:
4.50%, 1/15/25—1/15/40		11,600	(11,578,250)
5.00%, 1/01/23—1/15/40		17,100	(17,580,177)
5.50%, 1/15/25—1/15/40		18,100	(18,945,614)
6.00%, 12/01/13—1/15/40		9,100	(9,653,544)
Freddie Mac Mortgage Backed Securities,
6.00%, 1/01/34—1/15/40		13,700	(14,526,274)

Total TBA Sale Commitments
(Proceeds—$72,811,523)—(13.1)%			(72,283,859)

Options Written		Contracts(n)

Over-the-Counter Call Swaptions Written—(0.2)%
Pay a fixed rated of 3.60% and receive a
floating rate based on 3-month LIBOR,
Expires 2/04/10, Broker JPMorgan
Chase Bank NA		2	(2,813)
Pay a fixed rated of 3.31% and receive a
floating rate based on 3-month LIBOR,
Expires 3/12/10, Broker JPMorgan
Chase Bank NA		2	(1,932)
Pay a fixed rate of 3.33% and receive a
floating rate based on 3-month LIBOR,
Expires 3/08/10, Broker Citibank NA		2	(2,253)
Pay a fixed rated of 3.40% and receive a
floating rate based on 3-month LIBOR,
Expires 3/09/10, Broker JPMorgan
Chase Bank NA		2	(3,106)
Pay a fixed rated of 3.85% and receive a
floating rate based on 3-month LIBOR,
Expires 4/16/10, Broker Citibank NA		10	(120,520)
Pay a fixed rated of 3.80% and receive a
floating rate based on 3-month LIBOR,
Expires 5/28/10, Broker Morgan Stanley
Capital Services, Inc.		7	(84,195)
Pay a fixed rated of 4.80% and receive a
floating rate based on 3-month LIBOR,
Expires 6/11/10, Broker Citibank NA		3	(195,779)
Pay a fixed rate of 4.12% and receive a
floating rate based on 3-month LIBOR,
Expires 8/26/10, Broker Goldman Sachs
Bank USA		2	(48,928)

Pay a fixed rate of 4.12% and receive a
floating rate based on 3-month LIBOR,
Expires 8/27/10, Broker Morgan Stanley
Capital Services, Inc.	2	(45,973)
Pay a fixed rate of 4.13% and receive a
floating rate based on 3-month LIBOR,
Expires 9/09/10, Broker Morgan Stanley
Capital Services, Inc.	11	(312,987)
Pay a fixed rate of 5.40% and receive a
floating rate based on 3-month LIBOR,
Expires 12/14/10, Broker UBS, AG	4	(339,746)
Pay a fixed rated of 4.89% and receive a
floating rate based on 3-month LIBOR,
expires 12/03/14, Broker Deutsche
Bank AG	2	(86,853)

		(1,245,085)

Over-the-Counter Put Swaptions Written—(0.6)%
Receive a fixed rate of 4.10% and pay a
floating rate based on 3-month LIBOR,
Expires 2/04/10, Broker JPMorgan
Chase Bank NA	2	(16,077)
Receive a fixed rate of 3.31% and pay a
floating rate based on 3-month LIBOR,
Expires 3/12/10, Broker JPMorgan
Chase Bank NA	2	(124,902)
Receive a fixed rated of 5.50% and pay a
floating rate based on 3-month LIBOR,
Expires 3/15/10, Broker Royal Bank of
Scotland Plc	9	(5,951)
Receive a fixed rate of 3.33% and pay a
floating rate based on 3-month LIBOR,
Expires 3/08/10, Broker Citibank NA	2	(139,333)
Receive a fixed rate of 3.40% and pay a
floating rate based on 3-month LIBOR,
Expires 3/09/10, Broker JPMorgan
Chase Bank NA	2	(116,228)
Receive a fixed rate of 3.85% and pay a
floating rate based on 3-month LIBOR,
Expires 4/16/10, Broker Citibank NA	10	(363,000)
Receive a fixed rate of 4.50% and pay a
floating rate based on 3-month LIBOR,
Expires 5/28/10, Broker Morgan Stanley
Capital Services, Inc.	7	(117,409)
Receive a fixed rate of 4.80% and pay a
floating rate based on 3-month LIBOR,
Expires 6/11/10, Broker Citibank NA	3	(42,061)
Receive a fixed rate of 4.12% and pay a
floating rate based on 3-month LIBOR,
Expires 8/26/10, Broker Goldman Sachs
Bank USA	2	(79,310)
Receive a fixed rate of 4.12% and pay a
floating rate based on 3-month LIBOR,
Expires 8/27/10, Broker Morgan Stanley
Capital Services, Inc.	2	(75,531)
Receive a fixed rate of 4.13% and pay a
floating rate based on 3-month LIBOR,
Expires 9/09/10, Broker Morgan Stanley
Capital Services, Inc.	11	(524,856)
Receive a fixed rate of 5.40% and pay a
floating rate based on 3-month LIBOR,
Expires 12/14/10, Broker UBS, AG	4	(70,312)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 6.04% and pay a
floating rate based on 3-month LIBOR,
Expires 10/15/12, Broker JPMorgan
Chase Bank NA	16(n)	$(619,395)
Receive a fixed rate of 6.17% and pay a
floating rate based on 3-month LIBOR,
Expires 10/23/12, Broker JPMorgan
Chase Bank NA	15(n)	(577,916)
Receive a fixed rate of 6.09% and pay a
floating rate based on 3-month LIBOR,
Expires 10/29/12, Broker Credit Suisse
International	3(n)	(97,735)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG	2(n)	(135,720)

		(3,105,736)

Exchange-Traded Put Options Written—(0.0)%
10-Year US Treasury Bond, Strike Price
USD 116, Expires 2/19/10	55	(79,062)
Euro-Dollar Future, Strike Price USD 98.25,
Expires 9/13/10	130	(53,625)

		(132,687)

Total Options Written
(Premiums Received—$5,331,954)—(0.8)%		(4,483,508)

Total Investments Net of Borrowed Bonds, TBA Sale
Commitments and Options Written—112.2%		616,963,455

Liabilities in Excess of Other Assets—(12.2)%		(66,995,657)

Net Assets—100.0%		$549,967,798

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$662,629,512

	Gross unrealized appreciation	$56,818,743
	Gross unrealized depreciation	(19,489,260)

	Net unrealized appreciation	$37,329,483

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Variable rate security. Rate shown is as of report date.

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	Represents or includes a to-be-announced (TBA) transaction. Net unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Bank of America NA	$335,797	$25,727
BNP Paribas	$1,913,717	$(8,290)
Credit Suisse Securities LLC	$(7,009,783)	$45,678
Deutsche Bank Securities, Inc.	$(5,220,469)	$120,140
Goldman Sachs & Co.	$18,892,156	$(181,254)
JPMorgan Securities, Ltd.	$(3,418,611)	$33,170
Morgan Stanley Capital Services, Inc.	$(8,960,619)	$18,525

(h)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(i)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(j)	Security is perpetual in nature and has no stated maturity date.

(k)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund,
Institutional Class	—	$6,220
BlackRock Liquidity Series, LLC Cash
Sweep Series	$(11,741,111)	$12,736
BlackRock Liquidity Series, LLC Money
Market Series	$7,757,000	$181

(l)	Represents the current yield as of report date.

(m)	Security was purchased with the cash collateral from securities loans.

(n)	One contract represents a notional amount of $1 million.

(o)	Security, or a portion thereof, subject to treasury rolls.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management.This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Barclays Capital, Inc.	0.03%	12/07/09	TBD	$3,415,283	$3,416,715
Barclays Capital, Inc.	0.04%	11/16/09	TBD	1,750,243	1,747,813
Barclays Capital, Inc.	0.02%	12/02/09	TBD	1,935,242	1,935,000
Barclays Capital, Inc.	0.04%	12/02/09	TBD	1,996,999	1,996,750
JPMorgan Securities, Inc.	0.05%	12/11/09	1/13/10	1,182,596	1,182,563
JPMorgan Securities, Inc.	0.06%	12/11/09	1/13/10	12,652,366	12,651,923
JPMorgan Securities, Inc.	0.09%	12/11/09	1/13/10	6,983,106	6,982,740
JPMorgan Securities, Inc.	0.12%	12/11/09	1/13/10	3,570,288	3,570,038
JPMorgan Securities, Inc.	0.15%	12/22/09	TBD	1,278,319	1,278,266
JPMorgan Securities, Inc.	0.08%	12/22/09	1/13/10	1,932,830	1,932,787
JPMorgan Securities, Inc.	0.13%	12/22/09	1/13/10	4,875,851	4,875,675
JPMorgan Securities, Inc.	0.15%	12/22/09	1/13/10	4,605,226	4,605,038
JPMorgan Securities, Inc.	0.15%	12/23/09	1/13/10	1,108,796	1,108,750
JPMorgan Securities, Inc.	0.15%	12/24/09	1/13/10	2,269,151	2,269,074

Total				$49,556,296	$49,553,132

•	Financial futures contracts sold as of December 31, 2009 were as follows:

			Expiration	Notional	Unrealized
	Contracts	Issue	Date	Value	Appreciation

	88	2-Year U.S.
		Treasury Bond	March 2010	$19,108,712	$77,337
	260	5-Year U.S.
		Treasury Bond	March 2010	$30,191,147	451,616
	22	10-Year U.S.
		Treasury Bond	March 2010	$2,567,723	27,754
	33	30-Year U.S.
		Treasury Bond	March 2010	$4,000,146	192,771

	Total				$749,478

•	Foreign currency exchange contracts as of December 31, 2009 were as follows:

						Settlement	Unrealized
	Currency Purchased		Currency Sold		Counterparty	Date	Appreciation

	USD	4,216,458	EUR	2,836,500	Citibank NA	1/20/10	$150,264
	USD	2,449,412	CAD	2,545,000	Goldman Sachs
					Bank USA	1/27/10	15,927
	USD	527,849	GBP	315,000	Citibank NA	1/27/10	19,143

	Total						$185,334

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Continued)

•	Interest rate swaps outstanding as of December 31, 2009 were as follows:

				Notional Amount (000)		Unrealized Appreciation (Depreciation)

Fixed Rate	Floating Rate	Counterparty	Expiration

1.31% (a)	3-month LIBOR	Deutsche Bank AG	October 2011	USD	10,000	$6,195
2.25% (b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	2,490	(14,907)
2.79% (b)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	USD	1,175	7,731
2.37% (a)	3-month LIBOR	JPMorgan Chase Bank NA	December 2014	USD	7,500	(198,694)
2.63% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2014	USD	7,800	(115,643)
2.61% (a)	3-month LIBOR	Citibank NA	December 2014	USD	4,000	(64,168)
3.50% (a)	3-month LIBOR	Citibank NA	September 2019	USD	2,100	(75,160)
3.47% (a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	4,400	(170,341)
3.40% (b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	6,000	281,484
3.50% (a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	800	(31,161)
3.70% (a)	3-month LIBOR	Credit Suisse International	December 2019	USD	4,500	(101,290)
4.24% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	775	(9,672)
4.42% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD	2,560	(61,747)
5.41% (a)	3-month LIBOR	Deutsche Bank AG	April 2027	USD	1,000	122,442
4.35% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	USD	1,500	41,927

Total						$(383,004)

(a)	Pays floating interest rate and receives fixed rate.

(b)	Pays fixed interest rate and receives floating rate.

(c)	Pays fixed interest amount and receives floating amount at expiration.

•	Credit default swaps on single-name issuers—buy protection outstanding as of December 31, 2009 were as follows:

Issuer	Pay Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

Centex Corp.	6.92%	JPMorgan Chase Bank NA	December 2010	USD	260	$(16,141)
Limited Brands, Inc.	1.07%	UBS AG	December 2010	USD	665	1,193
Radio Shack Corp.	1.16%	UBS AG	December 2010	USD	665	(2,821)
Knight Inc.	1.80%	Credit Suisse International	January 2011	USD	360	(3,699)
Sara Lee Corp.	0.60%	JPMorgan Chase Bank NA	March 2011	USD	700	(2,725)
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	USD	695	(7,260)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	160	4,840
Wendy’s International Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	USD	360	(12,964)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD	30	(1,472)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD	245	(36,174)
Macy’s, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD	85	(13,573)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD	40	(1,738)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank NA	June 2012	USD	165	(12,267)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD	115	(823)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank NA	June 2013	USD	525	(53,559)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	USD	690	(7,600)
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD	380	(58,583)
Masco Corp.	5.00%	JPMorgan Chase Bank NA	September 2013	USD	140	(9,931)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD	560	(73,049)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD	325	(42,763)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD	160	(13,905)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD	630	(10,541)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD	80	(24,755)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD	150	(3,956)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank NA	September 2014	USD	150	(18,575)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD	90	(1,068)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD	125	(14,588)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD	675	(60,674)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD	295	(108,827)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	March 2015	USD	85	(25,599)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD	180	(9,178)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD	240	(29,619)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD	130	(20,955)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD	85	(13,325)
First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2015	USD	165	(26,597)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD	680	(298,925)

Total						$(1,032,196)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2009 (Concluded)

Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

Level 1—price quotations in active markets/exchanges for identical assets and liabilities.

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio's investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities

Level 1
Long-Term Investments:
Common Stocks[1]	$363,829,130	—

Level 2
Long-Term Investments[2]	315,937,928	—
Short-Term Securities:
Money Market Fund	7,757,000	—
Borrowed Bond Agreements	6,322,162	—
Borrowed Bonds	—	$(6,228,173)
TBA Sale Commitments	—	(72,283,859)

Total Level 2	330,017,090	(78,512,032)

Level 3
Long-Term Investments:
Asset-Backed Securities	199,500	—
Non-Agency Mortgage-Backed Securities	2,056,364	—

Total Level 3	2,255,864	—

Total	$696,102,084	$(78,512,032)

[1]	See above Schedule of Investments for values in each industry.

[2]	See above Schedule of Investments for values in each security type, excluding security types in Level 1 and Level 3 within the table.

Valuation	Other Financial
Inputs	Instruments[3]

	Assets	Liabilities

Level 1	$957,165	$(132,687)
Level 2	4,300,370	(6,160,414)
Level 3	—	(71,419)

Total	$5,257,535	$(6,364,520)

[3]

Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, options purchased and options written. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

		Non-Agency
		Mortgage-
	Asset-Backed	Backed
	Securities	Securities	Total

Balance, as of December 31, 2008	$330,000	—	$330,000
Accrued discounts/premiums	—	—	—
Realized gain (loss)	(161)	—	(161)
Change in unrealized
appreciation/depreciation[4]	302,779	—	302,779
Net purchases (sales)	(43,639)	—	(43,639)
Net transfers in/out of Level 3	(389,479)	$2,056,364	1,666,885

Balance, as of December 31, 2009	$199,500	$2,056,364	$2,255,864

[4]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $80,750.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other
Financial
Instruments[5]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$(71,419)

Balance, as of December 31, 2009	$(71,419)

[5]	Other financial instruments are swaps.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Air Freight & Logistics—2.9%
C.H. Robinson Worldwide, Inc.	27,600	$1,620,948
United Parcel Service, Inc., Class B	51,700	2,966,029

		4,586,977

Airlines—1.8%
Delta Air Lines, Inc. (a)	247,600	2,817,688

Beverages—2.5%
The Coca-Cola Co.	69,300	3,950,100

Biotechnology—1.8%
Amgen, Inc. (a)	51,800	2,930,326

Capital Markets—1.0%
Morgan Stanley	56,100	1,660,560

Chemicals—0.8%
Ecolab, Inc.	27,000	1,203,660

Commercial Banks—1.4%
Wells Fargo & Co.	80,200	2,164,598

Communications Equipment—6.3%
Cisco Systems, Inc. (a)	129,400	3,097,836
Palm, Inc. (a)(b)	128,900	1,294,156
QUALCOMM, Inc.	120,700	5,583,582

		9,975,574

Computers & Peripherals—10.6%
Apple, Inc. (a)	35,200	7,422,272
EMC Corp. (a)	79,500	1,388,865
Hewlett-Packard Co.	92,700	4,774,977
NetApp, Inc. (a)	47,900	1,647,281
Seagate Technology	83,500	1,518,865

		16,752,260

Diversified Financial Services—1.7%
CME Group, Inc.	3,500	1,175,825
JPMorgan Chase & Co.	35,010	1,458,867

		2,634,692

Energy Equipment & Services—1.5%
Schlumberger Ltd.	14,800	963,332
Transocean Ltd. (a)	16,549	1,370,257

		2,333,589

Food & Staples Retailing—2.6%
Wal-Mart Stores, Inc.	77,500	4,142,375

Health Care Equipment & Supplies—1.7%
Zimmer Holdings, Inc. (a)	46,700	2,760,437

Health Care Providers & Services—3.9%
Express Scripts, Inc. (a)	33,500	2,896,075
Medco Health Solutions, Inc. (a)	39,400	2,518,054
WellPoint, Inc. (a)	13,800	804,402

		6,218,531

Health Care Technology—1.1%
Cerner Corp. (a)(b)	20,200	1,665,288

Hotels, Restaurants & Leisure—2.5%
Las Vegas Sands Corp. (a)(b)	54,700	817,218
Starbucks Corp. (a)(b)	75,100	1,731,806
Starwood Hotels & Resorts Worldwide, Inc.	40,900	1,495,713

		4,044,737

Household Products—3.0%
The Procter & Gamble Co.	77,600	4,704,888

Industrial Conglomerates—2.2%
3M Co.	42,300	3,496,941

Insurance—0.9%
MetLife, Inc.	41,200	1,456,420

Internet & Catalog Retail—2.3%
Amazon.com, Inc. (a)(b)	27,700	3,726,204

Internet Software & Services—5.9%
Baidu.com, Inc.—ADR (a)	4,100	1,686,043
Google, Inc., Class A (a)	12,500	7,749,750

		9,435,793

Life Sciences Tools & Services—1.7%
Covance, Inc. (a)	18,900	1,031,373
Life Technologies Corp. (a)	31,700	1,655,691

		2,687,064

Machinery—4.9%
Cummins, Inc.	35,800	1,641,788
Danaher Corp.	53,100	3,993,120
PACCAR, Inc.	58,100	2,107,287

		7,742,195

Media—2.9%
CBS Corp., Class B	133,300	1,872,865
Comcast Corp., Class A	162,800	2,744,808

		4,617,673

Metals & Mining—2.1%
Agnico-Eagle Mines Ltd.	10,900	588,600
Freeport-McMoRan Copper & Gold, Inc.,
Class B	18,000	1,445,220
United States Steel Corp.	22,200	1,223,664

		3,257,484

Multiline Retail—3.2%
JCPenney Co., Inc.	61,600	1,639,176
Kohl's Corp. (a)	63,000	3,397,590

		5,036,766

Oil, Gas & Consumable Fuels—3.3%
Anadarko Petroleum Corp.	23,600	1,473,112
EOG Resources, Inc.	15,200	1,478,960
PetroHawk Energy Corp. (a)	97,900	2,348,621

		5,300,693

Personal Products—1.1%
Avon Products, Inc.	55,500	1,748,250

Pharmaceuticals—5.6%
Abbott Laboratories	72,500	3,914,275
Pfizer, Inc.	187,000	3,401,530
Teva Pharmaceutical Industries Ltd. – ADR	28,800	1,617,984

		8,933,789

Professional Services—0.8%
Manpower, Inc.	21,800	1,189,844

Semiconductors & Semiconductor Equipment—5.1%
Broadcom Corp., Class A (a)	50,900	1,600,805
Cree, Inc. (a)	8,300	467,871
Lam Research Corp. (a)	47,000	1,842,870
Micron Technology, Inc. (a)	157,100	1,658,976
Nvidia Corp. (a)	83,300	1,556,044
PMC-Sierra, Inc. (a)	114,700	993,302

		8,119,868

Software—7.6%
Check Point Software Technologies Ltd. (a)	66,500	2,253,020
Microsoft Corp.	229,300	6,991,357
Salesforce.com, Inc. (a)	37,400	2,758,998

		12,003,375

Specialty Retail—1.7%
CarMax, Inc. (a)(b)	50,700	1,229,475
Home Depot, Inc.	53,100	1,536,183

		2,765,658

Tobacco—1.3%
Philip Morris International, Inc.	44,100	2,125,179

Total Long-Term Investments
(Cost—$126,682,838)—99.7%		158,189,476

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Fundamental Growth Portfolio
Schedule of Investments December 31, 2009 (Concluded)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.11% (c)(d)	487,049	$487,049

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC Money
Market Series, 0.29% (c)(d)(e)	$9,222	9,222,200

Total Short-Term Securities
(Cost—$9,709,249)—6.1%		9,709,249

Total Investments
(Cost—$136,392,087*)—105.8%		167,898,725

Liabilities in Excess of Other Assets—(5.8)%		(9,265,943)

Net Assets—100.0%		$158,632,782

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$139,067,996

Gross unrealized appreciation	$30,741,238
Gross unrealized depreciation	(1,910,509)

Net unrealized appreciation	$28,830,729

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund,
Institutional Class	$487,049	$1,748
BlackRock Liquidity Series, LLC
Cash Sweep Series	—	$940
BlackRock Liquidity Series, LLC
Money Market Series	$9,222,200	$5,423

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

Level 1—price quotations in active markets/exchanges for identical asset and liabilities

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio's investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments[1]	$158,189,476
Short-Term Securities	487,049

Total Level 1	158,676,525

Level 2—Short-Term Securities	9,222,200
Level 3	—

Total	$167,898,725

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia—0.7%
BHP Billiton Ltd.	21,900	$838,039
CSL Ltd.	8,700	252,991
Newcrest Mining Ltd.	6,040	191,315
Telstra Corp. Ltd.	58,000	178,314
Transurban Group	11,416	56,499
Woodside Petroleum Ltd.	10,075	424,883

		1,942,041

Austria—0.0%
Telekom Austria AG	7,400	105,633

Belgium—0.1%
RHJ International (a)	31,800	241,501
RHJ International—ADR (a)(b)	11,100	84,972

		326,473

Brazil—2.5%
All America Latina Logistica SA	11,430	107,013
Banco Itau Holding Financeira SA
(Preference Shares)	6,700	148,893
Cia Brasileira de Distribuicao Grupo
Pao de Acucar (Preference Shares)	14,547	543,277
Cia Energetica de Minas Gerais—ADR	4,861	87,790
Cosan Ltd. (a)	25,900	225,330
Cyrela Brazil Realty SA	30,700	432,022
GVT Holding SA (a)	5,600	180,094
Hypermarcas SA (a)	28,400	652,499
MRV Engenharia e Participacoes SA	28,200	228,386
NET Servicos de Comunicacao SA
(Preference Shares) (a)	8,800	121,310
Petroleo Brasileiro SA—ADR	6,200	295,616
Petroleo Brasileiro SA—ADR	72,800	3,085,992
SLC Agricola SA	24,100	225,635
Usinas Siderurgicas de Minas Gerais SA
(Preference ‘A’ Shares)	3,300	93,617
Vale SA Class A (Preference Shares)	19,400	470,236
Vivo Participacoes SA—ADR	19,375	600,625

		7,498,335

Canada—3.1%
Agrium Inc. (a)	400	24,600
Alamos Gold, Inc. (a)	27,100	325,454
BCE, Inc.	900	24,849
Barrick Gold Corp.	25,294	996,078
Canadian Natural Resources Ltd.	4,700	338,165
Canadian Pacific Railway Ltd.	10,500	568,622
Cenovus Energy, Inc.	400	10,080
Eldorado Gold Corp. (a)	39,500	563,503
EnCana Corp.	400	12,956
Goldcorp, Inc.	29,200	1,148,728
Golden Star Resources Ltd. (a)	16,000	49,873
IAMGOLD Corp.	61,700	964,988
IAMGOLD, International African Mining Gold Corp.	20,000	315,724
Kinross Gold Corp.	79,393	1,468,152
New Gold, Inc. (a)	2,900	10,537
Potash Corp. of Saskatchewan, Inc.	1,400	151,900
Rogers Communications, Inc., Class B	9,400	291,400
Sino-Forest Corp. (a)	20,800	385,432
Suncor Energy, Inc.	5,675	201,909
TELUS Corp.	2,800	91,321
Thomson Reuters Corp.	400	12,900
Talisman Energy, Inc.	3,200	60,134
Teck Resources Ltd., Class B (a)	600	20,982
Vittera, Inc. (a)	8,500	80,217
Yamaha Gold, Inc.	87,260	1,001,214

		9,119,718

Chile—0.1%
Banco Santander Chile SA—ADR	1,600	103,648
Sociedad Quimica y Minera de Chile SA	3,700	139,009

		242,657

China—1.5%
Beijing Enterprises Holdings Ltd.	156,667	1,134,701
Chaoda Modern Agriculture Holdings Ltd.	603,504	642,425
China BlueChemical Ltd.	146,600	89,537
China Communications Services Corp. Ltd.	3,100	1,517
China Huiyan Juice Group Ltd.	35,000	24,818
China Life Insurance Co. Ltd.	37,500	183,498
China Life Insurance Co. Ltd.—ADR	2,933	215,136
China Mobile Ltd.	43,000	400,094
China Shenhua Energy Co. Ltd., Class H	114,900	557,760
China South Locomotive and Rolling Corp.	81,600	59,590
China Unicom Ltd.	50,000	65,613
Denway Motors Ltd.	156,500	98,867
Guangshen Railway Co. Ltd.	328,600	133,542
Jiangsu Express	28,000	24,891
Ping An Insurance Group Co. of China Ltd.	12,900	112,168
Shanghai Industrial Holdings Ltd.	11,600	58,838
Tianjin Development Holdings Ltd.	667,800	495,683
Tianjin Port Development Holdings Ltd.	351,200	126,511
Xiamen International Port Co. Ltd.	310,600	55,542

		4,480,731

Egypt—0.1%
Telecom Egypt	112,847	375,003

Finland—0.0%
Fortum Oyj	4,300	116,657

France—0.8%
AXA—ADR	300	7,104
AXA SA	5,416	127,162
Cie Generale d’Optique Essilor
International SA	10,000	598,115
France Telecom SA	24,100	602,217
Sanofi-Aventis	1,900	149,421
Sanofi-Aventis—ADR	400	15,708
Thales SA	2,800	143,907
Total SA	10,329	663,430

		2,307,064

Germany—0.2%
Allianz AG Registered Shares	1,038	128,670
Bayer AG	3,230	258,476
Bayer AG—ADR	200	15,960
Bayerische Motoren Werke AG	1,800	81,940

		485,046

Hong Kong—0.6%
Cheung Kong Holdings Ltd.	17,000	218,453
Cheung Kong Infrastructure Holdings Ltd.	51,100	194,317
China Pacific Insurance Group Co., Ltd. (a)	20,100	80,106
China Telecom Corp., Ltd.	240,000	99,244
HSBC Holdings Plc Hong Kong Registered	22,100	251,386
Hutchison Whampoa Ltd.	34,470	235,839
The Link Real Estate Investment Trust	200,900	512,641
Ports Design Ltd.	800	2,467
Wharf Holdings Ltd.	48,150	276,333

		1,870,786

India—0.7%
Adani Power Ltd. (a)	82,930	176,428
Bharat Heavy Electricals Ltd.	9,100	468,469
Container Corp. of India	2,700	75,789
Hindustan Lever Ltd.	17,300	98,049

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

India (concluded)
Housing Development Finance Corp.	3,400	$194,531
Larsen & Toubro Ltd.	7,500	270,031
Reliance Industries Ltd.	23,600	551,434
State Bank of India Ltd.	7,000	340,216

		2,174,947

Indonesia—0.1%
Bumi Resources Tbk PT	799,634	203,598
Telekomunikasi Indonesia Tbk PT	118,100	117,560

		321,158

Ireland—0.1%
Accenture Plc	600	24,900
Covidien Plc	5,308	254,200

		279,100

Israel—0.2%
AFI Development Plc—GDR (a)	30,700	60,172
Check Point Software Technologies Ltd. (a)	800	27,104
Ectel Ltd. (a)	4,906	6,083
Teva Pharmaceutical Industries Ltd.—ADR	9,606	539,665

		633,024

Italy—0.1%
Assicurazioni Generali SpA	2,400	64,657
Intesa Sanpaolo SpA	32,400	145,801

		210,458

Japan—6.2%
Aioi Insurance Co., Ltd.	119,000	570,419
Astellas Pharma, Inc.	4,900	182,813
The Bank of Kyoto Ltd.	18,300	147,912
Canon, Inc.	12,350	525,350
Coca-Cola Central Japan Co., Ltd.	4,783	59,678
Coca-Cola West Holdings Co., Ltd.	14,018	247,327
Daihatsu Motor Co., Ltd.	11,900	118,952
Daikin Industries Ltd.	1,100	43,447
Daiwa House Industry Co., Ltd.	18,100	194,624
East Japan Railway Co.	8,297	525,040
Fanuc Ltd.	850	79,222
Fuji Heavy Industries Ltd.	39,000	190,567
Fujitsu Ltd.	11,000	71,373
Futaba Industrial Co., Ltd.	14,900	124,755
Hitachi Chemical Co., Ltd.	10,300	209,920
Hokkaido Coca-Cola Bottling Co., Ltd.	3,900	19,084
Honda Motor Co., Ltd.	10,500	356,251
Hoya Corp.	17,800	474,949
JGC Corp.	20,000	368,553
KDDI Corp.	133	704,463
Kinden Corp.	14,000	118,632
Kirin Holdings Co., Ltd.	27,000	432,999
Kubota Corp.	62,100	569,820
Kyowa Hakko Kirin Co. Ltd.	14,000	148,047
Marco Polo Investment Holdings Ltd. (a)	105	—
Mikuni Coca-Cola Bottling Co., Ltd.	10,500	81,889
Mitsubishi Corp.	43,500	1,083,524
Mitsubishi Tanabe Pharma Corp.	8,000	99,823
Mitsubishi UFJ Financial Group, Inc.	71,800	353,671
Mitsui & Co., Ltd.	46,900	665,329
Mitsui Sumitomo Insurance Group
Holdings, Inc.	11,300	288,616
Murata Manufacturing Co., Ltd.	5,400	269,499
NCB Holdings Ltd. (a)	860	—
NGK Insulators Ltd.	6,600	144,338
NTT DoCoMo, Inc.	632	881,949
NTT Urban Development Co.	97	64,751
Nintendo Co., Ltd.	600	143,302

Nippon Telegraph & Telephone Corp.	7,200	284,422
Nipponkoa Insurance Co., Ltd.	73,400	417,906
Nomura Holdings, Inc.	29,100	216,407
Okumura Corp.	50,200	169,483
Rinnai Corp.	2,300	111,147
Rohm Co., Ltd.	2,900	189,262
Sekisui House Ltd.	46,500	422,142
Seven & I Holdings Co., Ltd.	20,800	424,704
Shimachu Co., Ltd.	2,400	47,300
Shin-Etsu Chemical Co., Ltd.	13,700	773,479
Shionogi & Co., Ltd.	9,700	210,309
Sony Corp.—ADR	200	5,800
Sumitomo Chemical Co., Ltd.	197,500	866,524
Sumitomo Electric Industries Ltd.	6,400	79,718
Suzuki Motor Corp.	26,500	652,616
TDK Corp.	2,800	171,115
Tadano Ltd.	4,000	16,643
Terumo Corp.	1,700	102,459
Toda Corp.	44,300	141,979
Toho Co., Ltd.	12,000	194,921
Tokio Marine Holdings, Inc.	35,500	968,767
Tokyo Gas Co., Ltd.	93,000	371,222
Toyota Industries Corp.	14,100	421,113
Toyota Motor Corp.	7,800	328,856
Ube Industries Ltd.	72,600	198,634
West Japan Railway Co.	58	194,454

		18,542,270

Kazakhstan—0.3%
KazMunaiGas Exploration Production—GDR	30,000	747,000

Luxembourg—0.0%
Millicom International Cellular SA	300	22,131

Malaysia—0.4%
Axiata Group Bhd (a)	123,750	110,037
British American Tobacco Malaysia Bhd	11,600	144,793
Genting Malaysia Bhd	77,433	63,282
IOI Corp. Bhd	204,261	325,254
PLUS Expressways Bhd	277,855	264,696
Telekom Malaysia Bhd	55,000	49,056
Tenaga Nasional Bhd	85,487	209,135

		1,166,253

Mexico—0.2%
America Movil, SA de CV—ADR	9,400	441,612
Fomento Economico Mexicano, SA
de CV—ADR	2,500	119,700

		561,312

Netherlands—0.2%
Koninklijke KPN NV	13,838	235,211
Koninklijke Philips Electronics NV	5,300	156,533
Unilever NV—ADR	3,800	122,854

		514,598

Norway—0.1%
Statoil ASA	12,600	314,239

Philippines—0.0%
First Gen Corp. (a)	9,000	1,877

Russia—1.1%
Kuzbassrazrezugol (a)	537,062	204,084
MMC Norilsk Nickel—ADR (a)	24,658	353,842
Novorossiysk Commercial Sea Port—GDR	54,400	626,144
OAO Rosneft Oil Co.—GDR (a)	17,300	148,780
Polyus Gold Co. ZAO—ADR	14,100	391,275
RusHydro—ADR (a)	196,408	752,243

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Russia (concluded)
Sberbank	265,100	$744,666
Surgutneftegaz—ADR	15,200	135,280
Uralkali—ADR	900	18,900

		3,375,214

Singapore—0.8%
CapitaLand Ltd.	9,300	27,589
DBS Group Holdings Ltd.	12,000	130,452
Fraser and Neave Ltd.	79,700	236,913
Keppel Corp. Ltd.	55,100	320,965
MobileOne Ltd.	98,400	132,284
Noble Group Ltd.	92,460	212,080
Oversea-Chinese Banking Corp.	56,400	363,168
Parkway Holdings Ltd.	115,371	238,438
Parkway Life Real Estate Investment Trust	4,875	4,214
Sembcorp Marine Ltd.	42,800	111,672
Singapore Press Holdings Ltd.	39,000	101,526
Singapore Telecommunications Ltd.	194,400	428,189
United Overseas Bank Ltd.	6,000	83,519

		2,391,009

South Africa—0.1%
Anglo Platinum Ltd.	800	85,418
Gold Fields Ltd.—ADR	6,100	79,971
Impala Platinum Holdings Ltd.	3,300	90,203
Katanga Mining Ltd. (a)	55,752	37,315
Sasol Ltd.	2,900	116,215

		409,122

South Korea—0.8%
Cheil Industries, Inc. (a)	2,000	96,849
KT Corp.—ADR	20,360	342,455
KT&G Corp. (a)	6,200	342,884
Korean Reinsurance Co.	3,036	25,641
LG Corp. (a)	1,700	106,186
LG Display Co. Ltd. (a)	5,300	179,195
LS Corp. (a)	2,800	278,522
Meritz Fire & Marine Insurance Co. Ltd.	3,051	17,851
POSCO—ADR	2,300	301,530
Paradise Co. Ltd. (a)	18,232	59,566
SK Telecom Co., Ltd.	700	102,177
Samsung Electronics Co., Ltd.	550	377,151
Samsung Fine Chemicals Co., Ltd. (a)	4,500	181,467

		2,411,474

Spain—0.1%
Iberdrola Renovables	19,200	91,430
Telefonica SA	12,995	363,717

		455,147

Switzerland—1.0%
Credit Suisse Group AG	3,431	169,976
Foster Wheeler AG (a)	7,939	233,724
Nestle SA Registered Shares	21,156	1,026,778
Noble Corp.	573	23,321
Novartis AG Registered Shares	4,539	247,871
Roche Holding AG	1,725	294,997
Transocean Ltd. (a)	2,701	223,643
Tyco Electronics Ltd.	4,308	105,761
Tyco International Ltd.	744	26,546
UBS AG	12,100	188,424
Weatherford International Ltd. (a)	5,836	104,523
Zurich Financial Services AG	1,207	263,879

		2,909,443

Taiwan—0.9%
ASUSTEK Computer, Inc.	65,074	125,337
Catcher Technology Co. Ltd.	20,900	58,131

Cheng Shin Rubber Industry Co. Ltd.	24,000	55,431
Chunghwa Telecom Co., Ltd.	101,658	189,595
Chunghwa Telecom Co. Ltd.—ADR	22,176	411,808
Compal Electronics, Inc.	46,000	63,540
Delta Electronics, Inc.	98,255	309,086
Far EasTone Telecommunications Co., Ltd.	112,000	134,106
HON HAI Precision Industry Co., Ltd.	45,222	211,488
HTC Corp.	25,150	288,133
MediaTek, Inc.	7,000	121,622
Taiwan Cement Corp.	221,124	234,796
Taiwan Semiconductor Manufacturing
Co., Ltd.	176,192	355,110

		2,558,183

Thailand—0.2%
Hana Microelectronics Pcl	114,400	71,371
PTT Public Co. THB10	34,400	253,821
Siam Commercial Bank Pcl	113,000	294,024

		619,216

Turkey—0.2%
BIM Birlesik Magazalar AS	3,700	172,062
Tupas Turkiye Petrol Rafine	8,800	174,601
Turkiye Garanti Bankasi AS	64,100	273,060

		619,723

United Kingdom—1.8%
Antofagasta Plc	8,100	128,851
AstraZeneca Group Plc—ADR	500	23,470
BP Plc	60,570	584,874
BP Plc—ADR	10,500	608,685
British American Tobacco Plc	6,619	214,874
Diageo Plc—ADR	11,600	805,156
Guinness Peat Group Plc	256,063	155,730
HSBC Holdings Plc	79,900	911,525
HSBC Holdings Plc—ADR	3,800	216,942
Lloyds TSB Group Plc	348,894	280,712
Prudential Plc	6,800	69,606
Royal Dutch Shell Plc—ADR	1,000	60,110
Shire Pharmaceuticals Plc—ADR	300	17,610
Standard Chartered Plc	3,000	75,738
Unilever Plc	6,285	201,468
Unilever Plc—ADR	4,600	146,740
Vodafone Group Plc	202,795	469,614
Vodafone Group Plc—ADR	14,322	330,695

		5,302,400

United States—29.5%
3Com Corp. (a)	63,239	474,293
3M Co.	6,404	529,419
ACE Ltd.	16,713	842,335
The AES Corp. (a)	1,400	18,634
AOL, Inc. (a)	444	10,334
AT&T Inc.	78,229	2,192,759
Abbott Laboratories	16,259	877,823
Advance Auto Parts, Inc.	600	24,288
Aetna, Inc.	17,089	541,721
Alliance Resource Partners LP	3,412	147,978
The Allstate Corp.	4,154	124,786
Altria Group, Inc.	15,829	310,723
Amdocs Ltd. (a)	800	22,824
American Commercial Lines, Inc. (a)	6,049	110,878
American Water Works Co, Inc.	3,349	75,051
AmerisourceBergen Corp.	4,900	127,743
Amgen, Inc. (a)	7,900	446,903
Amphenol Corp., Class A	1,096	50,613

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Anadarko Petroleum Corp.	7,695	$480,322
Analog Devices, Inc.	1,911	60,349
Apache Corp.	4,551	469,527
Apple, Inc. (a)	3,400	716,924
Arch Capital Group Ltd. (a)	2,583	184,814
Archer-Daniels-Midland Co.	384	12,023
Ascent Media Corp., Class A (a)	54	1,379
Axis Capital Holdings Ltd.	168	4,773
BMC Software, Inc. (a)	1,200	48,120
Bank of America Corp.	72,232	1,087,814
The Bank of New York Mellon Corp. (c)	32,844	918,647
Baxter International, Inc.	2,613	153,331
Beckman Coulter, Inc.	300	19,632
Biogen Idec, Inc. (a)	400	21,400
Biosante Pharmaceuticals, Inc. (a)	1,057	1,533
Boeing Co.	13,950	755,114
Boston Scientific Corp. (a)	10,489	94,401
Bristol-Myers Squibb Co.	97,030	2,449,997
Broadcom Corp., Class A (a)	3,676	115,610
Bunge Ltd.	1,441	91,979
Burlington Northern Santa Fe Corp.	8,800	867,856
CA, Inc.	26,639	598,312
CF Industries Holdings, Inc.	1,900	172,482
CMS Energy Corp.	6,021	94,289
CNA Financial Corp. (a)	300	7,200
CNX Gas Corp. (a)	3,629	107,128
CVS Caremark Corp.	10,735	345,774
Cardinal Health, Inc.	700	22,568
CareFusion Corp. (a)	900	22,509
CenturyTel, Inc.	2,023	73,253
Chesapeake Energy Corp.	3,200	82,816
Chevron Corp.	23,017	1,772,079
Chipotle Mexican Grill, Inc., Class A (a)	400	35,264
Chubb Corp.	6,728	330,883
Cigna Corp.	11,000	387,970
Cisco Systems, Inc. (a)	45,034	1,078,114
Citigroup, Inc.	228,730	757,096
The Coca-Cola Co.	6,047	344,679
Cognizant Technology Solutions Corp. (a)	1,881	85,209
Colgate-Palmolive Co.	5,500	451,825
Comcast Corp., Class A	51,805	873,432
Comerica, Inc.	700	20,699
Complete Production Services, Inc. (a)	14,281	185,653
Computer Sciences Corp. (a)	1,700	97,801
Comverse Technology, Inc. (a)	21,508	203,251
ConAgra Foods, Inc.	4,887	112,645
ConocoPhillips	17,443	890,814
Consol Energy, Inc.	24,000	1,195,200
Constellation Brands, Inc., Class A (a)	4,136	65,886
Corning, Inc.	57,443	1,109,224
Crown Holdings, Inc. (a)	6,208	158,801
DIRECTV, Class A (a)	15	500
DISH Network Corp.	5,188	107,755
DaVita, Inc. (a)	3,688	216,633
Dell, Inc. (a)	19,749	283,596
Devon Energy Corp.	5,775	424,463
Discover Financial Services, Inc.	50	736
Discovery Communications, Inc.,
Class A (a)	299	9,170
Discovery Communications, Inc.,
Class C (a)	297	7,876
Dover Corp.	500	20,805

The Dow Chemical Co.	18,049	498,694
Dr. Pepper Snapple Group, Inc.	3,425	96,928
E.I. du Pont de Nemours & Co.	12,568	423,165
EMC Corp. (a)	21,163	369,718
Eastman Chemical Co.	400	24,096
Eaton Corp.	400	25,448
eBay, Inc. (a)	9,211	216,827
Edison International	600	20,868
El Paso Corp.	55,238	542,990
Electronic Arts, Inc. (a)	14,866	263,872
Eli Lilly & Co.	5,945	212,296
Endo Pharmaceuticals Holdings, Inc. (a)	1,899	38,948
Endurance Specialty Holdings Ltd.	7,501	279,262
Entergy Corp.	4,073	333,334
Everest Re Group Ltd.	1,454	124,579
Exelon Corp.	5,991	292,780
Extreme Networks, Inc. (a)	662	1,900
Exxon Mobil Corp.	31,405	2,141,507
FMC Corp.	9,810	547,006
FPL Group, Inc.	9,187	485,257
Family Dollar Stores, Inc.	400	11,132
Fidelity National Information
Services, Inc.	2,000	46,880
Fidelity National Title Group, Inc.,
Class A	27,313	367,633
Fluor Corp.	300	13,512
Forest Laboratories, Inc. (a)	2,636	84,642
Freeport-McMoRan Copper & Gold, Inc.,
Class B	6,200	497,798
The Gap, Inc.	716	15,000
Garmin Ltd.	700	21,490
General Communication, Inc.,
Class A (a)	4,700	29,986
General Dynamics Corp.	800	54,536
General Electric Co.	116,000	1,755,080
General Mills, Inc.	3,344	236,789
Genzyme Corp. (a)	8,125	398,206
Gilead Sciences, Inc. (a)	5,002	216,487
Global Industries Ltd. (a)	41,326	294,654
Global Payments, Inc.	400	21,544
The Goldman Sachs Group, Inc.	2,800	472,752
Goodrich Corp.	300	19,275
Google, Inc., Class A (a)	2,100	1,301,958
H.J. Heinz Co.	3,629	155,176
Halliburton Co.	7,790	234,401
Hanesbrands, Inc. (a)	439	10,584
Harris Corp.	900	42,795
HealthSouth Corp. (a)	5,420	101,733
Hess Corp.	5,296	320,408
Hewitt Associates, Inc., Class A (a)	600	25,356
Hewlett-Packard Co.	16,014	824,881
Hologic, Inc. (a)	33,976	492,652
Humana, Inc. (a)	8,543	374,952
ITT Corp.	400	19,896
Intel Corp.	29,328	598,291
International Business Machines Corp.	13,821	1,809,169
International Game Technology	14,941	280,443
International Paper Co.	4,532	121,367
JDS Uniphase Corp. (a)	2,663	21,970
JPMorgan Chase & Co.	46,701	1,946,031
Johnson & Johnson	30,958	1,994,005
KBR, Inc.	6,692	127,148

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United States (continued)
Key Energy Services, Inc. (a)	4,800	$42,192
Kimberly-Clark Corp.	300	19,113
King Pharmaceuticals, Inc. (a)	2,648	32,491
Kraft Foods, Inc.	24,680	670,802
L-3 Communications Holdings, Inc.	100	8,695
LSI Corp. (a)	1,880	11,299
Lexmark International, Inc., Class A (a)	8,400	218,232
Liberty Media Corp., Series A (a)	1	46
Liberty Media Holding Corp.—Capital (a)	4	96
Liberty Media Holding Corp.—
Interactive (a)	410	4,444
Life Technologies Corp (a)	3,043	158,936
Lockheed Martin Corp.	3,805	286,707
Lorillard, Inc.	1,800	144,414
Lubrizol Corp.	300	21,885
MEMC Electronic Materials, Inc. (a)	1,400	19,068
Manpower, Inc.	100	5,458
Marathon Oil Corp.	17,425	544,009
Marsh & McLennan Cos., Inc.	888	19,607
Mattel, Inc.	15,080	301,298
McDermott International, Inc. (a)	16,691	400,751
McDonald’s Corp.	5,342	333,554
The McGraw-Hill Cos., Inc.	400	13,404
McKesson Corp.	3,875	242,188
Mead Johnson Nutrition Co.	9,724	424,951
MeadWestvaco Corp.	900	25,767
Medco Health Solutions, Inc. (a)	7,100	453,761
Medtronic, Inc.	20,739	912,101
Merck & Co, Inc.	37,622	1,374,708
MetLife, Inc.	7,861	277,886
Mettler Toledo International, Inc. (a)	1,025	107,615
Microsoft Corp.	87,209	2,659,002
Morgan Stanley	9,932	293,987
Motorola, Inc.	38,227	296,642
Murphy Oil Corp.	3,016	163,467
Mylan, Inc. (a)	10,306	189,940
NII Holdings, Inc. (a)	700	23,506
NRG Energy, Inc. (a)	5,250	123,953
Nabors Industries Ltd. (a)	2,637	57,724
National Oilwell Varco, Inc.	10,116	446,014
National Semiconductor Corp.	1,624	24,945
Newmont Mining Corp.	20,330	961,812
News Corp., Class A	18,194	249,076
Noble Energy, Inc.	200	14,244
Northern Trust Corp.	12,246	641,690
Northrop Grumman Corp.	3,200	178,720
Novell, Inc. (a)	4,568	18,957
Occidental Petroleum Corp.	7,736	629,324
Oracle Corp.	41,860	1,027,244
PPG Industries, Inc.	400	23,416
PPL Corp.	5,281	170,629
Pall Corp.	888	32,146
PartnerRe Ltd.	1,509	112,662
PepsiAmericas, Inc.	1,432	41,900
PerkinElmer, Inc.	3,931	80,939
Perrigo Co.	5,000	199,200
Pfizer, Inc.	91,303	1,660,802
PharMerica Corp. (a)	266	4,224
Philip Morris International, Inc.	10,011	482,430
Pitney Bowes, Inc.	1,000	22,760
Platinum Underwriters Holdings Ltd.	3,175	121,571
Polycom, Inc. (a)	18,600	464,442

Praxair, Inc.	1,369	109,944
Precision Castparts Corp.	2,575	284,151
Pride International, Inc. (a)	700	22,337
Principal Financial Group, Inc.	3,800	91,352
The Procter & Gamble Co.	21,403	1,297,664
The Progressive Corp.	8,817	158,618
QUALCOMM, Inc.	18,915	875,008
Qwest Communications
International Inc.	75,701	318,701
R.R. Donnelley & Sons Co.	1,000	22,270
Ralcorp Holdings, Inc. (a)	774	46,216
RenaissanceRe Holdings Ltd.	3,176	168,804
Reynolds American, Inc.	300	15,891
Ross Stores, Inc.	500	21,355
RusHydro	702,273	26,476
Ryder System, Inc.	500	20,585
SUPERVALU, Inc.	1,735	22,052
Safeway, Inc.	466	9,921
Sara Lee Corp.	36,798	448,200
Schlumberger Ltd.	9,080	591,017
Seahawk Drilling, Inc. (a)	33	744
Smith International, Inc.	2,109	57,302
Sohu.com, Inc. (a)	1,000	57,280
The Southern Co.	2,023	67,406
Spirit Aerosystems Holdings, Inc.,
Class A (a)	22,137	439,641
Sprint Nextel Corp. (a)	31,514	115,341
The St. Joe Co. (a)	9,974	288,149
State Street Corp.	9,500	413,630
Sun Microsystems, Inc. (a)	8,899	83,384
Synopsys, Inc. (a)	900	20,052
Target Corp.	500	24,185
Tellabs, Inc. (a)	2,568	14,586
Teradata Corp. (a)	1,446	45,448
Texas Instruments, Inc.	13,525	352,462
Thermo Fisher Scientific, Inc. (a)	5,585	266,349
Time Warner Cable, Inc.	1,226	50,744
Time Warner, Inc.	4,883	142,291
Total System Services, Inc.	2,100	36,267
Transatlantic Holdings, Inc.	1,800	93,798
The Travelers Cos., Inc.	12,263	611,433
U.S. Bancorp	27,642	622,221
URS Corp. (a)	300	13,356
Unifi, Inc. (a)	17,390	67,473
Union Pacific Corp.	15,826	1,011,281
United Technologies Corp.	1,927	133,753
UnitedHealth Group, Inc.	22,403	682,843
UnumProvident Corp.	1,100	21,472
Valero Energy Corp.	4,200	70,350
Validus Holdings Ltd.	4,763	128,315
VeriSign, Inc. (a)	700	16,968
Verizon Communications, Inc.	53,374	1,768,281
Viacom, Inc., Class B (a)	19,157	569,538
WABCO Holdings, Inc.	66	1,702
Wal-Mart Stores, Inc.	23,204	1,240,254
Waters Corp. (a)	4,000	247,840
WellPoint, Inc. (a)	13,906	810,581
Wells Fargo & Co.	63,355	1,709,951
Western Digital Corp. (a)	2,400	105,960
The Western Union Co.	6,002	113,138
Windstream Corp.	4,344	47,741
XL Capital Ltd., Class A	45,609	836,013

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value

United States (concluded)
XTO Energy, Inc.		6,700	$311,751
Xerox Corp.		62,899	532,126
Xilinx, Inc.		998	25,010

			87,850,945

Total Common Stocks—54.8%			163,260,387

Fixed Income Securities

		Par
Asset-Backed Securities		(000)

United States—0.0%
Latitude CLO Ltd., Series 2005-1I, Class
SUB, 13.00%, 12/15/17 (d)	USD	100	2,000

Total Asset-Backed Securities—0.0%			2,000

Corporate Bonds

Brazil—0.0%
Cosan Finance Ltd., 7.00%, 2/01/17 (b)		100	97,000

Canada—0.3%
Rogers Wireless Communications, Inc.,
7.63%, 12/15/11	CAD	100	105,071
Sino-Forest Corp. (b):
5.00%, 8/01/13 (e)	USD	606	715,838
10.25%, 7/28/14		36	39,060

			859,969

China—0.8%
Celestial Nutrifoods Ltd., 39.26%,
6/12/11 (d)(e)	SGD	800	384,383
Chaoda Modern Agriculture Holdings Ltd.,
7.75%, 2/08/10	USD	175	172,375
China Petroleum & Chemical Corp., 5.79%,
4/24/14 (d)(e)	HKD	3,200	455,439
GOME Electrical Appliances Holdings Ltd.,
8.25%, 5/18/14 (d)(e)	CNY	5,100	743,299
Pine Agritech Ltd., 26.76%,
7/27/12 (d)(e)		4,400	586,495

			2,341,991

Europe—0.9%
European Investment Bank:
9.15%, 9/21/10 (b)(d)	BRL	2,200	1,148,777
4.38%, 4/15/13	EUR	850	1,300,466
Series 1158/0100, 3.63%, 10/15/11		197	292,840

			2,742,083

France—0.1%
Compagnie Generale des Etablissements
Michelin Series ML, 8.43%,
1/01/17 (d)(e)		98	150,158

Hong Kong—0.5%
CITIC Resources Finance Ltd., 6.75%,
5/15/14 (b)	USD	200	195,000
FUJI Food and Catering Services
Holdings Ltd., 28.36%,
10/18/10 (a)(d)(e)(f)	CNY	1,900	16,698
Hongkong Land CB 2005 Ltd., 2.75%,
12/21/12 (e)	USD	100	134,125

Hutchison Whampoa International:
(03/33) Ltd., 6.25%, 1/24/14	USD	100	108,966
(09) Ltd., 7.63%, 4/09/19 (b)		300	344,721
(09/16) Ltd., 4.63%, 9/11/15		250	253,272
Noble Group Ltd., 8.50%, 5/30/13 (b)		240	268,200

			1,320,982

India—1.0%
Gujarat NRE Coke Ltd., 24.42%,
4/12/11 (d)(e)		200	290,000
Housing Development Finance Corp.,
15.26%, 9/27/10 (d)(e)		100	179,500
Punj Lloyd Ltd., 18.91%,
4/08/11 (d)(e)		200	222,000
REI Agro Ltd., 5.50%, 11/13/14 (b)(e)		405	412,087
Reliance Communications Ltd. (d)(e):
15.34%, 5/10/11		300	335,250
9.24%, 3/01/12		800	820,242
Suzlon Energy Ltd., 27.55%, 6/12/12 (d)(e)		211	199,698
Tata Motors Ltd., 1.00%, 4/27/11 (e)		215	248,325
Tata Steel Ltd., 1.00%, 9/05/12 (e)		200	224,504

			2,931,606

Ireland—0.1%
VIP Finance Ireland Ltd. for OJSC Vimpel
Communications, 8.38%, 4/30/13 (b)		200	211,500

Japan—0.2%
The Bank of Kyoto Ltd., 1.79%,
3/31/14 (d)(e)	JPY	6,000	62,354
The Mie Bank Ltd., 1.00%, 10/31/11 (e)		6,000	60,306
Nagoya Railroad Co. Ltd., 1.22%,
3/30/12 (d)(e)		2,000	22,118
Suzuki Motor Corp. Series 9, 3.59%,
3/29/13 (d)(e)		30,000	333,115

			477,893

Kazakhstan—0.3%
KazMunaiGaz Finance Sub BV, 9.13%,
7/02/18 (b)	USD	900	999,000

Luxembourg—0.8%
ALROSA Finance SA, 8.88%, 11/17/14		200	205,500
Acergy SA Series ACY, 2.25%, 10/11/13 (e)		100	94,840
Evraz Group SA:
8.88%, 4/24/13 (b)		100	100,000
8.25%, 11/10/15		100	95,500
9.50%, 4/24/18 (b)		300	298,500
Gaz Capital SA, 6.61%, 2/13/18	EUR	321	467,071
TNK-BP Finance SA, 7.50%, 7/18/16 (b)	USD	100	102,500
UBS Luxembourg SA for OJSC Vimpel
Communications, 8.25%, 5/23/16		100	103,250
VIP Finance Ireland Ltd. for OJSC Vimpel
Communications, 9.13%, 4/30/18 (b)		793	846,527

			2,313,688

Malaysia—0.8%
Berjaya Land Bhd, 8.00%, 8/15/11 (e)	MYR	780	228,707
Cherating Capital Ltd., 2.00%,
7/05/12 (e)(g)	USD	200	217,750
IOI Resources, 8.60%, 1/15/13 (d)(e)		300	298,875
Johor Corp. Series P3, 1.00%, 7/31/12	MYR	1,741	549,147
Rafflesia Capital Ltd., 1.25%,
10/04/11 (e)(g)	USD	600	696,421
YTL Power Finance Cayman Ltd., 0.92%,
5/09/10 (d)(e)		300	376,136

			2,367,036

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Netherlands—0.1%
ASM International NV (e):
4.25%, 12/06/11	USD	30	$38,250
4.25%, 12/06/11 (b)		100	128,125
Pargesa Netherlands NV, 1.75%,
6/15/14 (e)	CHF	275	247,897

			414,272

Norway—0.1%
Subsea 7, Inc. (e):
2.80%, 6/06/11	USD	300	290,250
5.86%, 6/29/17 (d)		100	99,750

			390,000

Singapore—1.0%
CapitaLand Ltd. (e):
2.10%, 11/15/16	SGD	750	515,767
3.13%, 3/05/18		1,000	705,591
2.95%, 6/20/22		1,250	724,099
Keppel Land Ltd., 2.50%, 6/23/13 (e)		200	141,180
Olam International Ltd., 6.00%,
10/15/16 (e)	USD	300	321,289
Wilmar International Ltd., 15.94%,
12/18/12 (d)(e)		200	258,469
Yanlord Land Group Ltd., 5.85%,
7/13/14 (e)	SGD	500	381,713

			3,048,108

South Korea—0.4%
Korea Electric Power Corp.:
5.13%, 4/23/34	USD	340	359,009
7.70%, 4/01/96 (h)		280	179,200
Zeus Cayman, 4.16%, 8/19/13 (d)(e)	JPY	65,000	675,544

			1,213,753

Sweden—0.1%
Svensk Exportkredit AB, 10.50%,
9/29/15 (g)	TRY	504	314,853

Trinidad—0.0%
Petroleum Co. of Trinidad & Tobago Ltd.,
9.75%, 8/14/19 (b)	USD	115	128,656

United Arab Emirates—0.7%
Abu Dhabi National Energy Co., 6.50%,
10/27/36		100	91,000
Aldar Funding Ltd., 5.77%, 11/10/11 (e)		150	150,187
Dana Gas Sukuk Ltd., 7.50%,
10/31/12 (e)		1,940	1,728,540
Nakheel Development 2 Ltd., 2.75%,
1/16/11		210	117,600

			2,087,327

United Kingdom—0.3%
Lloyds TSB Bank Plc, 13.00% (g)(i)	GBP	200	343,229
Shire Plc, 2.75%, 5/09/14 (e)	USD	600	576,338

			919,567

United States—6.3%
The AES Corp., 8.38%, 3/01/11	GBP	84	137,033
Advanced Micro Devices, Inc., 6.00%,
5/01/15 (e)	USD	3,108	2,797,200
Amgen, Inc., 0.38%, 2/01/13 (e)		1,013	1,019,331
Archer-Daniels-Midland Co., 0.88%,
2/15/14 (e)		87	91,132
Cell Genesys, Inc., 3.13%, 5/01/13 (e)		18	7,016
Central European Distribution Corp., 3.00%,
3/15/13 (e)		5	4,244
Chesapeake Energy Corp. (e):
2.50%, 5/15/37		581	519,995
2.25%, 12/15/38		702	530,888
China Milk Products Group Ltd., 18.57%,
1/05/12 (d)(e)		400	418,960
Crown Cork & Seal Co., Inc., 7.50%,
12/15/96		150	113,250
Forest City Enterprises, Inc., 5.00%,
10/15/16 (b)(e)		38	41,325
General Electric Capital Corp., 0.37%,
1/15/10 (g)	JPY	119,000	1,277,582
Greenbrier Cos., Inc., 2.38%, 5/15/26 (e)	USD	152	114,000
Helix Energy Solutions Group, Inc., 3.25%,
12/15/25 (e)		43	38,700
Hologic, Inc., 2.00%, 12/15/37 (e)(j)		1,486	1,268,672
IOI Capital Bhd Series IOI, 0.00%,
12/18/11 (d)(e)		325	394,875
Intel Corp. (e):
2.95%, 12/15/35		487	469,955
3.25%, 8/01/39 (b)		391	449,161
Kinetic Concepts, Inc., 3.25%,
4/15/15 (b)(e)		70	69,125
LifePoint Hospitals, Inc. (e):
3.50%, 5/15/14		52	48,425
3.25%, 8/15/25		151	139,109
Mandra Forestry, 12.00%, 5/15/13 (b)(k)		475	451,250
McMoRan Exploration Co. (e):
5.25%, 10/06/11		75	73,594
5.25%, 10/06/11 (b)		125	122,656
Medtronic, Inc. (e):
1.50%, 4/15/11		77	78,155
1.63%, 4/15/13		703	733,756
Millipore Corp., 3.75%, 6/01/26 (e)		106	109,312
Mylan, Inc., 1.25%, 3/15/12 (e)		611	633,912
Nabi Biopharmaceuticals, 2.88%,
4/15/25 (e)		80	76,000
Paka Capital Ltd., 2.81%,
3/12/13 (d)(e)		100	101,750
Pemex Project Funding Master Trust,
5.50%, 2/24/25	EUR	570	733,367
Preferred Term Securities Ltd. (e):
XXIV, 5.965%, 3/22/37 (b)	USD	150	2
XXV, 5.758%, 6/22/37		300	3
XXVI, 6.191%, 9/22/37		140	1
XXVII, 6.29%, 12/22/37		100	1
Ranbaxy Laboratories Ltd., 24.73%,
3/18/11 (d)(e)		200	232,152
SBA Communications Corp. (e):
4.00%, 10/01/14 (b)		133	174,562
1.88%, 5/01/13		186	190,883
SanDisk Corp., 1.00%, 5/15/13 (e)		983	819,576
SonoSite, Inc., 3.75%, 7/15/14 (e)		92	87,400
Suzlon Energy Ltd. (d)(e):
15.02%, 10/11/12		300	282,000
5.67%, 7/25/14		341	326,293
TNK-BP Finance SA (b):
6.63%, 3/20/17		450	439,875
7.88%, 3/13/18		600	616,500
Tenet Healthcare Corp., 9.25%,
2/01/15		200	213,000

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

United States (concluded)
Transocean, Inc. (e):
1.50%, 12/15/37	USD	1,478	$1,426,270
Series A, 1.63%, 12/15/37		577	571,230
Series C, 1.50%, 12/15/37		218	209,825
Uno Restaurant Corp., 10.00%,
2/15/11 (b)		90	19,125

			18,672,428

Total Corporate Bonds—14.8%			44,001,870

Floating Rate Loan Interests (g)

United States—0.1%
PT Bumi Resources Term Loan,
10.23%, 10/07/10		300	300,000

Total Floating Rate Loan Interests—0.1%			300,000

Foreign Government Obligations

Australian Government Bonds,
5.75%, 6/15/11	AUD	752	688,045
Brazil Notas do Tesouro Nacional Series F,
10.00%, 1/01/17	BRL	5,421	2,653,709
Bundesrepublik Deutschland:
4.00%, 7/04/16	EUR	1,400	2,135,292
4.25%, 7/04/17		1,580	2,438,301
3.50%, 7/04/19		860	1,250,912
Series 08, 4.25%, 7/04/18		200	308,445
Bundesschatzanweisungen Series 1,
4.75%, 6/11/10		833	1,215,795
Caisse d’Amortissement de la Dette Sociale:
3.25%, 4/25/13		300	443,388
4.00%, 10/25/14		375	566,299
Canadian Government Bond:
4.00%, 9/01/10	CAD	395	386,355
4.00%, 6/01/16		275	276,565
Federal Republic of Germany,
1.50%, 9/21/12 (b)	USD	1,000	1,013,044
Japanese Government CPI Linked Bond:
Series 5, 0.80%, 9/10/15	JPY	63,389	657,195
Series 6, 0.80%, 12/10/15		77,979	805,454
Series 7, 0.80%, 3/10/16		149,433	1,535,002
Series 16, 1.40%, 6/10/18		60,960	631,887
Japanese Government Two Year Bond
Series 272, 0.70%, 9/15/10		43,000	463,510
Kreditanstalt fuer Wiederaufbau (e):
3.25%, 6/27/13	EUR	800	1,215,120
Series DPW, 0.50%, 2/03/10		420	600,812
Malaysia Government Bond:
3.76%, 4/28/11	MYR	2,215	658,319
Series 3/06, 3.87%, 4/13/10		1,800	528,548
Netherland Government Bond,
3.75%, 7/15/14	EUR	475	717,896
New Zealand Government Bond, Series 216,
4.50%, 2/14/16	NZD	425	463,112
Poland Government Bond,
3.00%, 8/24/16	PLN	1,894	628,555
United Kingdom Gilt,
4.25%, 3/07/11	GBP	1,435	2,410,750

Total Foreign Government Obligations—8.3%			24,692,310

Structured Notes
Taiwan—0.0%
UBS AG (Total Return TWD Linked Notes),
0.00%, 12/01/10 (b)(d)	USD	71	70,414

Total Structured Notes—0.0%			70,414

U.S. Treasury Obligations

U.S. Treasury Inflation Indexed Bonds:
0.88%, 4/15/10		1,911	1,917,712
2.38%, 4/15/11		3,180	3,274,056
2.00%, 4/15/12		68	71,247
2.00%, 1/15/16		4,864	5,136,567
2.50%, 7/15/16		1,557	1,696,034
1.63%, 1/15/18		973	996,078
2.38%, 1/15/27		1,018	1,071,637
U.S. Treasury Notes:
2.13%, 1/31/10		700	701,011
2.88%, 6/30/10 (c)		1,870	1,894,471
2.75%, 7/31/10		2,232	2,263,824
4.88%, 5/31/11		1,850	1,954,568
2.13%, 11/30/14		1,582	1,544,554
2.38%, 12/31/14		3,124	3,115,271
2.63%, 2/29/16		845	822,026
2.75%, 2/15/19		1,781	1,639,633

Total U.S. Treasury Obligations—9.4%			28,098,689

Total Fixed Income Securities—32.6%			97,165,283

Investment Companies		Shares

United States—3.1%
Consumer Staples Select Sector SPDR Fund		15,500	410,285
Financial Select Sector SPDR Fund		54,500	784,255
Health Care Select Sector SPDR Fund		15,800	491,064
iShares Dow Jones U.S. Telecommunications
Sector Index Fund (l)		12,900	258,258
iShares Silver Trust (a)(l)		43,200	715,824
SPDR Gold Trust (a)		44,400	4,764,564
SPDR KBW Bank		2,700	57,159
Technology Select Sector SPDR Fund		33,600	768,432
Telecom HOLDRs Trust		3,300	84,579
Utilities Select Sector SPDR Fund		26,600	824,600
Vanguard Telecommunication Services		400	22,604

			9,181,624

Vietnam—0.1%
Vietnam Enterprise Investments Ltd.—
R Shares (a)		31,875	54,188
Vinaland Ltd. (a)		285,500	226,973

			281,161

Total Investment Companies—3.2%			9,462,785

Preferred Securities

		Par
Capital Trusts		(000)

Singapore—0.0%
DBS Capital Funding Corp., 7.66% (g)(i)	USD	26	26,338

Total Capital Trusts—0.0%			26,338

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Preferred Stocks		Shares	Value

Brazil—0.0%
Cia Brasileira, Class B (a)		983	$36,711

United States—0.5%
Bank of America Corp., 10.00% (e)(g)		32,700	487,884
Bunge Ltd., 4.88% (e)		924	84,315
El Paso Corp. (e):
4.99%		478	431,993
4.99% (b)		190	171,713
Mylan, Inc., 6.50% (e)		185	211,707
XL Capital Ltd., 10.75% (e)		2,945	82,224

			1,469,836

Total Preferred Stocks—0.5%			1,506,547

Total Preferred Securities—0.5%			1,532,885

Rights

Philippines—0.0%
First Gen Corp. (Expires 1/14/10)		15,804	923

United States—0.0%
Hydro-WGC (Expires 7/01/10)		1,240,009	12

Total Rights—0.0%			935

Warrants (m)

Canada—0.0%
Kinross Gold Corp. (Expires 9/03/13)		6,330	24,028
New Gold, Inc. (Expires 4/03/12)		30,000	1,004

			25,032

United States—0.0%
JP Morgan Chase & Co. (Expires, 10/28/18)		8,100	107,973
Mandra Forestry Finance Ltd.
(Expires 5/15/13)		475	—

			107,973

Total Warrants—0.0%			133,005

Total Long-Term Investments
(Cost—$247,727,454)—91.1%			271,555,280

Short-Term Securities

Money Market Fund—1.1%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.11% (l)(n)		3,259,934	3,259,934

		Par (000)
U.S. Treasury Obligations

U.S. Treasury Bills (o):
0.06%, 1/14/10	USD	390	389,998
0.05%, 1/21/10		2,240	2,239,971
0.04%, 1/28/10		1,900	1,899,960
0.05%, 2/04/10		912	911,973
0.05%, 2/11/10		6,491	6,490,760
0.01%, 2/18/10		436	435,993
0.02%, 2/25/10		5,622	5,621,657
0.04%, 3/04/10		1,675	1,674,876
0.05%, 3/18/10	2,291	2,290,769
0.05%, 3/25/10	1,278	1,277,867
0.04%, 4/01/10	1,948	1,947,717

Total U.S. Treasury Obligations—8.4%		25,181,541

Total Short-Term Securities
(Cost—$28,441,566)—9.5%		28,441,475

Options Purchased	Contracts

Exchange-Traded Call Options Purchased—0.0%
General Motors Corp.:
Strike Price USD 50, Expires 1/16/10	87	87
Strike Price USD 60, Expires 1/16/10	84	84

		171

Exchange-Traded Put Options Purchased—0.1%
S&P 500 Listed Option:
Strike Price USD 1,100, Expires 1/16/10	98	95,060
Strike Price USD 1,050, Expires 2/20/10	60	80,100

		175,160

Total Options Purchased
(Cost—$426,983)—0.1%		175,331

Total Investments Before Structured Options,
Investments Sold Short and Outstanding Options Written
(Cost—$276,596,003*)—100.7%		300,172,086

Over-the-Counter Structured Options	Units

Credit Suisse Euro Stoxx Index Link,
Expires 7/23/10, Broker Credit
Suisse International (p)	306	194,200
JPMorgan Euro Stoxx Index Link,
Expires 7/16/10, Broker JPMorgan
Chase Bank NA (q)	382	248,300

Total Over-the-Counter Structured Options
(Cost—$0*)—0.1%		442,500

Investments Sold Short	Shares

D.R. Horton, Inc.	14,900	(161,963)
Home Depot, Inc.	15,200	(439,736)
Lowe’s Cos., Inc.	9,600	(224,544)
Masco Corp.	7,300	(100,813)

Total Investments Sold Short
(Proceeds—$798,470)—(0.3)%		(927,056)

Options Written	Contracts

Exchange-Traded Call Options Written—(0.2)%
Apple, Inc., Strike Price USD 85,
Expires 1/16/10	34	(429,335)
CF Industries Holdings, Inc.,
Strike Price USD 85, Expires 5/22/10	17	(21,335)
Cigna Corp.,
Strike Price USD 30, Expires 1/16/10	39	(21,255)
Complete Production Services, Inc.,
Strike Price USD 7.50, Expires 1/16/10	40	(22,200)
Corning, Inc.:
Strike Price USD 16, Expires 5/22/10	2	(760)
Strike Price USD 19, Expires 5/22/10	1	(180)

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value

Exchange-Traded Call Options Written (concluded)
Dell, Inc.,
Strike Price USD 15, Expires 1/22/11	86	$(16,985)
Goldman Sachs Group, Inc.,
Strike Price USD 185, Expires 4/17/10	8	(4,160)
JPMorgan Chase & Co.,
Strike Price USD 44, Expires 6/19/10	119	(32,071)
MetLife, Inc.,
Strike Price USD 41, Expires 6/19/10	26	(3,575)
Microsoft Corp.,
Strike Price USD 28, Expires 4/17/10	132	(41,250)
Polycom, Inc.,
Strike Price USD 20, Expires 1/16/10	46	(23,000)
UnitedHealth Group, Inc.,
Strike Price USD 30, Expires 6/19/10	106	(34,450)
WellPoint, Inc.,
Strike Price USD 60, Expires 6/19/10	49	(23,520)
Xerox Corp.,
Strike Price USD 8, Expires 4/17/10	128	(11,520)

		(685,596)

Exchange-Traded Put Options Written—(0.0)%
Goldman Sachs Group, Inc.,
Strike Price USD 155, Expires 4/17/10	8	(4,960)
S&P 500 Listed Option,
Strike Price USD 1,050, Expires 1/16/10	98	(28,420)

		(33,380)

Total Options Written
(Premiums Received—$375,012)—(0.2)%		(718,976)

Total Investments, Net of Structured Options,
Investments Sold Short and Outstanding
Options Written—100.3%		298,968,554
Liabilities in Excess of Other Assets—(0.3)%		(776,290)

Net Assets—100.0%		$298,192,264

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$279,270,758

	Gross unrealized appreciation	$37,271,970
	Gross unrealized depreciation	(15,928,142)

	Net unrealized appreciation	$21,343,828

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(d)	Represents a zero-coupon bond. Rate shown represents the current yield as of report date.

(e)	Convertible security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Security is perpetual in nature and has no stated maturity date.

(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(k)	Issued with warrants.

(l)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Purchase	Sale	Realized
Affiliate	Cost	Cost	Gain (Loss)	Income

BlackRock Liquidity Funds,
TempFund, Institutional Class	$3,259,934[1]	—	—	$207
BlackRock Liquidity Series, LLC
Money Market Series	—	—	—	$2,461
iShares Dow Jones U.S.
Financial Sector Index Fund	—	$205,729	$(102,153)	—
iShares Dow Jones U.S.
Technology Sector Index Fund	—	$349,164	$(122,167)	—
iShares Dow Jones U.S.
Telecommunications Sector
Index Fund	—	—	—	$9,066
iShares MSCI South Korea
Index Fund	—	$2,801	$(129)	—
iShares Silver Trust	—	$145,515	$34,693	—[2]

1 Represents net purchase cost.

2 Non-income producing security.

(m)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(n)	Represents the current yield as of report date.

(o)	Rates shown are the discount rates paid at the time of purchase.

(p)

CSFB DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate, with an initial reference strike of 3,271.3474. Each unit contains (a) one written put on the composite index at a strike price of 3,173.207 and (b) 2.0 call spread units on the composite index with a lower call strike of 3,271.3474 and an upper call strike of 3,762.0495. On December 31, 2009, the composite index was 4,246.119. At this time, the value of the structured option was $194,200 based on a price of $634.74 per unit. The option expires on July 23, 2010.

(q)

JP Morgan DJ EuroStoxx Structured Option is issued in units. Each unit represents a composite structure based on the product of the DJ EuroStoxx 50 Index and the Euro/U.S. Dollar exchange rate, with an initial reference strike of 3,401.60. Each unit contains (a) one written put on the composite index at a strike price of 3,299.55 and (b) 2.03 call spread unit on the composite index with a lower call strike of 3,401.60 and an upper call strike of 3,911.84. For each unit of the Structured Option, the Fund has sold or written 2.03 calls on the composite index at 3,911.84 and bought 2.03 calls on the composite index at 3,401.60. On December 31, 2009, the composite index was 4,246.119. At this time, the value of this structured option was $248,300 based on the price of the structure of $649.86 per unit. The option expires on July 16, 2010.

•	Financial futures contracts purchased as of December 31, 2009 were as follows:

			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Appreciation

80	DJ Euro Stoxx 50	Eurex	March 2010	$3,304,371	$104,032
		Deutschland
6	FTSE 100 Index	NYSE LIFFE–	March 2010	$509,637	9,955
		London

Total					$113,987

• Financial futures contracts sold as of December 31, 2009 were as follows:

			Expiration	Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Depreciation

16	S&P 500 Index	Chicago	March 2010	$4,412,203	$(30,597)
		Mercantile
3	S&P TSE 60 Index	Montreal	March 2010	$391,825	(4,484)

Total					$(35,081)

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Continued)

• Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

HKD	16,255	USD	2,096	Citibank NA	1/04/10	$1
USD	148	IDR	1,402,190	Brown Brothers	1/04/10	(1)
				Harriman & Co.
BRL	17,202	USD	9,889	Brown Brothers	1/05/10	(19)
				Harriman & Co.
HKD	5,483	USD	707	Brown Brothers	1/05/10	—
				Harriman & Co.
EUR	1,580,874	GBP	1,415,024	Deutsche Bank AG	1/07/10	(19,210)
EUR	766,888	USD	1,113,102	JPMorgan	1/07/10	(13,731)
				Chase Bank NA
GBP	246,374	USD	400,000	Credit Suisse	1/07/10	(2,071)
				International
JPY	116,238,520	USD	1,292,530	Citibank NA	1/07/10	(44,420)
JPY	777,638	USD	8,648	Credit Suisse	1/07/10	(298)
				International
USD	500,000	JPY	46,214,500	Credit Suisse	1/07/10	3,772
				International
USD	331,331	ZAR	2,485,880	UBS AG	1/07/10	(5,051)
EUR	401,500	CHF	606,759	UBS AG	1/08/10	(11,004)
EUR	560,000	JPY	74,976,720	JPMorgan	1/08/10	(2,280)
				Chase Bank NA
EUR	500,000	JPY	66,959,500	UBS AG	1/08/10	(2,208)
EUR	557,968	USD	813,239	Barclays Bank Plc	1/08/10	(13,366)
EUR	504,700	USD	735,837	Brown Brothers	1/08/10	(12,327)
				Harriman & Co.
EUR	413,000	USD	602,342	Citibank NA	1/08/10	(10,288)
JPY	161,552,100	USD	1,803,037	UBS AG	1/08/10	(68,364)
USD	498,000	EUR	348,252	Brown Brothers	1/08/10	(1,235)
				Harriman & Co.
USD	943,034	EUR	646,800	Deutsche Bank AG	1/08/10	15,817
USD	400,000	JPY	37,101,600	UBS AG	1/08/10	1,620
KRW	927,830,000	USD	795,808	Deutsche Bank AG	1/11/10	728
EUR	237,662	USD	340,094	HSBC Bank	1/14/10	603
				USA, NA
EUR	406,055	USD	581,959	UBS AG	1/14/10	134
USD	415,582	EUR	290,110	Deutsche Bank AG	1/14/10	(300)
USD	585,585	EUR	408,938	JPMorgan	1/14/10	(642)
				Chase Bank NA
EUR	400,577	USD	572,424	Barclays Bank Plc	1/15/10	1,816
EUR	700,412	USD	1,000,889	Brown Brothers	1/15/10	3,175
				Harriman & Co.
EUR	627,600	USD	897,776	Citibank NA	1/15/10	1,910
EUR	652,310	USD	930,116	Credit Suisse	1/15/10	4,992
				International
CNY	1,871,800	USD	280,000	JPMorgan	10/13/10	(4,147)
				Chase Bank NA

Total						$(176,394)

• Total return swaps outstanding as of December 31, 2009 were as follows:

Interest Payable Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)[1]

(0.60)%[2]	BNP Paribas SA	September 2010	USD	1,384	$13,595
(0.47)%[3]	Deutsche Bank AG	September 2010	USD	856	(17,086)
(0.49)%[4]	BNP Paribas SA	September 2010	USD	615	(12,267)

Total					$(15,758)

[1]	Based on the change in the return of the MSCI Daily Total Return Net Europe (excluding United Kingdom) USD Index.
[2]	Based on the 3-month LIBOR minus 0.85%.
[3]	Based on the 3-month LIBOR minus 0.72%.
[4]	Based on the 3-month LIBOR minus 0.74%.

  Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

    Level 1—price quotations in active markets/exchanges for identical assets and liabilities.

    Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities
Level 1
Long-Term Investments:
Common Stocks
Belgium	$84,972	—
Brazil	7,498,335	—
Canada	9,119,718	—
Chile	242,657	—
China	215,136	—
France	22,812	—
Germany	15,960	—
Hong Kong	80,106	—
India	176,428	—
Ireland	279,100	—
Israel	633,024	—
Japan	5,800	—
Kazakhstan	747,000	—
Luxembourg	22,131	—
Mexico	561,312	—
Netherlands	155,238	—
Russia	3,375,214	—
South Africa	117,286	—
South Korea	986,869	—
Switzerland	717,518	—
Taiwan	411,808	—
Thailand	619,216	—
United Kingdom	2,209,408	—
United States	87,850,945	—
Investment Companies	9,408,597	—
Preferred Stocks	866,130	—
Warrants	133,005	—
Investments Sold Short	—	$(927,056)
Short-Term Securities – Money Market Fund	3,259,934

Total Level 1	129,815,659	(927,056)

Level 2
Long-Term Investments:
Common Stocks
Australia	1,942,041	—
Austria	105,633	—
Belgium	241,501	—
China	4,265,595	—
Egypt	375,003	—

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2009 (Concluded)

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 2 (Continued)
Finland	$116,657	—
France	2,284,252	—
Germany	469,086	—
Hong Kong	1,790,680	—
India	1,998,519	—
Indonesia	321,158	—
Italy	210,458	—
Japan	18,536,470	—
Malaysia	1,166,253	—
Netherlands	359,360	—
Norway	314,239	—
Phillipines	1,877	—
Singapore	2,391,009	—
South Africa	291,836	—
South Korea	1,424,605	—
Spain	455,147	—
Switzerland	2,191,925	—
Taiwan	2,146,375	—
Turkey	619,723	—
United Kingdom	3,092,992	—
Corporate Bonds	35,935,088	—
Foreign Government Obligations	24,063,755	—
U.S. Treasury Obligations	28,098,689	—
Investment Companies	54,188	—
Capital Trusts	26,338	—
Preferred Stocks	603,706	—
Rights	935	—
Short-Term Securities – U.S. Treasury Obligations	25,181,541	—

Total Level 2	161,076,634	—

Level 3
Long-Term Investments:
Asset-Backed Securities	2,000	—
Corporate Bonds	8,066,782	—
Floating Rate Loan Interests	300,000	—
Foreign Government Obligations	628,555	—
Preferred Stocks	36,711	—
Structured Notes	70,414	—

Total Level 3	9,104,462	—

Total	$299,996,755	$(927,056)

Valuation Inputs	Other Financial Instruments[1]

	Assets	Liabilities

Level 1	$289,318	$(754,057)
Level 2	48,163	(240,315)
Level 3	442,500	—

Total	$779,981	$(994,372)

[1]

Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, options purchased, structured options and options written. Financial futures contracts, swaps, and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options purchased, structured options and options written are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Foreign Government Obligations	Preferred Stocks	Structured Notes	Total

Balance, as of December 31, 2008	—	—	—	—	—	—	—
Accrued discounts/premiums	—	—	—	—	—	—	—
Realized gain (loss)	—	$(140,885)	—	$5,195	—	$1,152	$(134,538)
Change in unrealized
appreciation/depreciation[2]	$1,000	2,200,192	—	283,151	—	(1,000)	2,483,343
Net purchases (sales)	—	572,960	—	(198,884)	—	(181,544)	192,532
Net transfers in/out of Level 3	1,000	5,434,515	$300,000	539,093	$36,711	251,806	6,563,125

Balance, as of December 31, 2009	$2,000	$8,066,782	$300,000	$628,555	$36,711	$70,414	$9,104,462

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $2,483,343.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[3]

Assets

Balance, as of December 31, 2008	$8,031
Accrued discounts/premiums	—
Realized gain (loss)	(10,254)
Change in unrealized appreciation/depreciation	2,223
Net purchases (sales)	—
Net transfers in/out of Level 3	442,500

Balance, as of December 31, 2009	$442,500

[3]	Other financial instruments are swaps and structured options.

See Notes to Consolidated Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Capital Markets—0.6%
CDP Financial, Inc., 3.00%, 11/25/14 (a)	$735	$717,220

Commercial Banks—0.5%
Eksportfinans ASA, 3.00%, 11/17/14	560	551,429
Royal Bank of Scotland Group Plc, 2.63%,
5/11/12 (a)	125	126,790

		678,219

Thrifts & Mortgage Finance—0.4%
Achmea Hypotheekbank NV, 3.20%,
11/03/14 (a)	490	489,051

Total Corporate Bonds—1.5%		1,884,490

Foreign Agency Obligations

Kreditanstalt fuer Wiederaufbau, 2.75%,
10/21/14	755	746,515
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	45	47,445
Series E, 5.25%, 7/02/12	160	172,868
Province of Ontario Canada:
4.10%, 6/16/14	25	26,090
Series 1, 1.88%, 11/19/12	445	442,076
Qatar Government International Bond, 4.00%,
1/20/15 (a)	260	260,650

Total Foreign Agency Obligations—1.4%		1,695,644

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—1.9%
Countrywide Alternative Loan Trust Series 2008-2R:
Class 3A1, 6.00%, 8/25/37	857	624,455
Class 4A1, 6.25%, 8/25/37	1,825	1,443,766
Residential Funding Mortgage Securities I
Series 2007-S2 Class A3, 6.00%,
2/25/37	332	318,445

Total Non-Agency Mortgage-Backed Securities—1.9%		2,386,666

U.S. Government Sponsored Agency Securities

Agency Obligations—2.3%
Fannie Mae, 2.63%, 11/20/14	775	768,991
Freddie Mac, 1.13%, 12/15/11	2,100	2,093,475

		2,862,466

Collateralized Mortgage Obligations—3.4%
Ginnie Mae Mortgage-Backed Securities, Class Z (b):
Series 2004-43, 4.50%, 6/16/44	2,240	1,796,014
Series 2004-45, 5.69%, 6/16/45	2,396	2,393,767

		4,189,781

Federal Deposit Insurance Corporation Guaranteed—2.7%
Citibank NA, 1.75%, 12/28/12	870	862,346
General Electric Capital Corp.:
2.25%, 3/12/12	700	710,143
2.00%, 9/28/12	700	700,906
2.13%, 12/21/12	1,050	1,050,973

		3,324,368

U.S. Government Sponsored Agency Securities

Interest Only Collateralized Mortgage Obligations—3.0%
Ginnie Mae Mortgage-Backed Securities (b):
Series 2002-83, Class IO, 1.57%,
10/16/42	$18,949	$342,924
Series 2003-17, Class IO, 1.24%,
3/16/43	28,023	684,792
Series 2003-109, Class IO, 1.10%,
11/16/43	17,300	446,711
Series 2004-9, Class IO, 1.38%,
3/16/34	10,368	273,610
Series 2004-77, Class IO, 1.07%,
9/16/44	61,986	1,676,571
Series 2009-26, Class SC, 5.95%,
1/16/38	2,365	299,630

		3,724,238

Mortgage-Backed Securities—264.0%
Fannie Mae Mortgage-Backed Securities:
4.00%, 12/01/14—1/01/40 (c)	4,400	4,322,656
4.50%, 1/15/25—2/15/40 (c)	180,763	180,457,395
5.00%, 1/01/23—1/15/40 (c)(d)	28,758	29,629,103
5.08%, 11/01/35 (b)(e)	1,412	1,474,653
5.50%, 11/01/21—1/15/40 (c)	60,791	63,800,170
6.00%, 3/01/34—1/15/40 (c)	15,659	16,636,325
6.50%, 1/15/40	3,600	3,855,377
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22—4/01/22	792	830,744
5.50%, 8/01/28—1/15/40 (c)(e)	8,349	8,758,779
6.00%, 6/01/37—1/15/40 (c)	6,473	6,869,113
8.00%, 3/01/30—6/01/31	50	57,097
Ginnie Mae Mortgage-Backed Securities (c):
5.00%, 1/15/40	8,800	9,048,873
6.50%, 1/15/40	2,800	2,976,750

		328,717,035

Total U.S. Government Sponsored Agency Securities—275.4%		342,817,888

U.S. Treasury Obligations

U.S. Treasury Bonds:
7.25%, 5/15/16 (e)	410	507,535
8.13%, 8/15/19	3,830	5,154,943
8.13%, 8/15/21	5,705	7,824,761
8.00%, 11/15/21 (f)	7,700	10,485,236
7.13%, 2/15/23	450	577,125
U.S. Treasury Notes:
2.38%, 12/31/14	320	319,075
4.00%, 8/15/18	1,200	1,225,594
3.38%, 11/15/19 (f)	11,800	11,350,184
8.75%, 5/15/20	2,000	2,821,250
4.50%, 8/15/39	450	439,805

Total U.S. Treasury Obligations—32.7%		40,705,508

Total Long-Term Investments
(Cost $391,949,727)—312.9%		389,490,196

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Share	Value

Money Market Fund—0.4%
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.11% (g)(h)	445,018	$445,018

	Par (000)

U.S. Government Obligations—12.8%
Federal Home Loan Bank, 1.34%, 1/20/10	$8,000	7,999,996
U.S. Treasury Bills, 2.33%, 1/07/10	8,000	7,999,999

		15,999,995

Borrowed Bond Agreements—8.7%
Barclays Capital Inc., 0.01%, 1/13/10	7,728	7,727,500
Credit Suisse Securities, 0.00%, 1/13/10	3,086	3,086,000

		10,813,500

Total Short-Term Securities
(Cost—$27,258,513)—21.9%		27,258,513

Options Purchased	Contracts (i)

Over-the-Counter Call Swaptions Purchased—0.1%
Receive a fixed rate of 3.41% and pay a
floating rate based on 3-month LIBOR,
Expires 4/06/10, Broker Deutsche
Bank AG	5	14,688
Receive a fixed rate of 1.92% and pay a
floating rate based on 3-month LIBOR
Expires 9/02/10, Broker Morgan
Stanley Capital Services, Inc.	10	53,237
Receive a fixed rate of 1.95% and pay a
floating rate based on 3-month LIBOR
Expires 9/03/10, Broker Citibank NA	10	55,166

		123,091

Over-the-Counter Put Swaptions Purchased—0.3%
Pay a fixed rate of 3.41% and receive a
floating rate based 3-month LIBOR,
Expires 4/06/10, Broker Deutsche Bank AG	5	336,161
Pay a fixed rate of 1.92% and receive a
floating rate based on 3-month LIBOR,
Expires 9/02/10, Broker Morgan Stanley
Capital Services, Inc.	10	31,128
Pay a fixed rate of 1.95% and receive a
floating rate based on 3-month LIBOR,
Expires 9/03/10, Broker Citibank NA	10	30,522

		397,811

Total Options Purchased
(Cost—$643,168)—0.4%		520,902

Total Investments Before Borrowed Bonds and
TBA Sale Commitments (Cost—$419,851,408*)—335.2%		417,269,611

Borrowed Bonds	Par (000)

U.S. Treasury Notes, 3.38% 11/15/19	$11,200	(10,773,056)

Total Borrowed Bonds
(Proceeds—$10,861,627)—(8.7)%		(10,773,056)

TBA Sale Commitments (c)

Fannie Mae Mortgage-Backed Securities:
4.50%, 1/15/25—2/15/40	139,700	(139,438,063)
5.00%, 1/01/23—1/15/40	27,100	(27,826,053)
5.50%, 11/01/21—1/15/40	50,000	(52,335,950)
6.00%, 3/01/34—1/15/40	13,000	(13,767,806)
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22—4/01/22	700	(731,718)
6.00%, 6/01/37—1/15/40	5,000	(5,301,560)
Ginnie Mae MBS Certificates, 5.00%, 1/15/40	2,900	(2,982,015)

Total TBA Sale Commitments
(Proceeds—$244,813,781)—(194.7)%		(242,383,165)

Total Investments, Net of Borrowed Bonds and
TBA Sale Commitments—131.8%		164,113,390
Liabilities in Excess of Other Assets—(31.8)%		(39,617,147)

Net Assets—100.0%		$124,496,243

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$419,851,408

Gross unrealized appreciation	$2,035,124
Gross unrealized depreciation	(4,616,921)

Net unrealized depreciation	$(2,581,797)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents or includes a to-be-announced (TBA) transaction. Net unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America NA	$4,009,438	$(66,961)
BNP Paribas	$2,976,750	$(13,113)
CitiGroup Global Markets	$31,885,008	$463,410
Credit Suisse Securities LLC	$(36,215,647)	$476,144
Deutsche Bank Securities, Inc.	$(22,819,108)	$337,112
Goldman Sachs & Co.	$13,801,156	$77,819
JPMorgan Securities, Ltd.	$(80,110)	$(124,668
Morgan Stanley Capital Services, Inc.	$18,230,789	$(281,854)
Nomura Securities International, Inc.	$(11,152,791)	$77,799

(d)	All or a portion of security has been pledged as collateral in connection with swaps.

(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(f)	All or a portion of security has been pledged as collateral for reverse repurchase agreements.

(g)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund,
Institutional Class	$445,018	$39,671
BlackRock Liquidity Series, LLC Cash
Sweep Series	$(37,224,398)	$57,428

(h)	Represents the current yield as of report date.

(i)	One contract represents a notional amount of $1 million.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments December 31, 2009 (Continued)

• Financial futures contracts purchased as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

8	5-Year U.S.
	Treasury Bond	March 2010	$ 933,206	$ (18,143)
363	10-Year U.S.
	Treasury Bond	March 2010	$42,095,911	(186,427)

Total				$(204,570)

• Financial futures contracts sold as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

251	5-Year U.S.
	Treasury Bond	March 2010	$ 933,206	$ (18,143)
45	10-Year U.S.
	Treasury Bond	March 2010	$42,095,911	(186,427)

Total				$(204,570)

Contracts	Issue	Expiration Date	Notional Value	Unrealized Depreciation

251	2-Year U.S.
	Treasury Bond	March 2010	$54,468,221	$185,549
45	30-Year U.S.
	Treasury Bond	March 2010	$ 5,442,401	250,526

Total				$436,075

• Reverse repurchase agreements outstanding as of December 31, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

JPMorgan Securities, Inc.	0.05%	12/11/09	1/13/10	$5,912,985	$5,912,813
JPMorgan Securities, Inc.	0.06%	12/11/09	1/13/10	2,950,431	2,950,312
JPMorgan Securities, Inc.	0.08%	12/22/09	1/13/10	4,856,390	4,856,250
Barclays Capital, Inc.	0.13%	12/30/09	1/13/10	8,272,619	8,272,500

Total				$21,992,425	$21,991,875

• Interest rate swaps outstanding as of December 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

1.62% (a)	3-month LIBOR	JPMorgan Chase Bank NA	June 2011	USD	2,900	$(25,285)
3.16% (b)	3-month LIBOR	Deutsche Bank AG	June 2014	USD	1,700	28,009
3.11% (b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2014	USD	2,500	36,237
2.91% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2014	USD	7,900	39,858
2.90% (a)	3-month LIBOR	Credit Suisse International	August 2014	USD	3,400	(8,965)
3.05% (a)	3-month LIBOR	Credit Suisse International	August 2014	USD	6,600	(64,289)
2.79% (a)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	USD	790	5,364
2.63% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2014	USD	5,200	(78,124)
3.80% (b)	3-month LIBOR	Deutsche Bank AG	June 2019	USD	4,000	(34,364)
4.07% (b)	3-month LIBOR	JPMorgan Chase Bank NA	June 2019	USD	3,400	44,069
3.90% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2019	USD	8,500	(15,494)
3.68% (b)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	3,100	(63,833)
3.73% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	August 2019	USD	1,400	(23,253)
3.50% (b)	3-month LIBOR	Citibank NA	September 2019	USD	1,500	(54,091)
3.47% (b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	3,000	(116,945)
3.43% (a)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	700	29,712
4.80% (a)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	21,000	(576,140)
3.70% (b)	3-month LIBOR	Credit Suisse International	December 2019	USD	1,200	(27,355)
3.40% (a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	4,000	188,705
3.50% (b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	500	(19,611)
4.35% (a)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	USD	1,000	28,290

Total						$(707,505)

(a)	Pays fixed interest rate and receives floating rate.

(b)	Pays floating interest rate and receives fixed rate.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments December 31, 2009 (Concluded)

Fair Value Measurements — Various inputs are used in determining the fair value of investments which are as follows:

Level 1—price quotations in active markets/exchanges for identical assets and liabilities

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio's investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1—Short-Term Securities	$445,018	—
Level 2
Long-Term Investments[1]	389,490,196	—
Short-Term Securities
Borrowed Bond Agreements	10,813,500	—
U.S. Government Obligations	15,999,995	—
Borrowed Bonds	—	$(10,773,056)
TBA Sale Commitments	—	(242,383,165)

Total Level 2	416,303,691	(253,156,221)

Level 3	—	—

Total	$416,748,709	$(253,156,221)

[1]	See above Schedule of Investments for values in each security type.

Valuation	Other Financial
Inputs	Instruments[2]

	Assets	Liabilities

Level 1	$436,075	$(204,570)
Level 2	921,146	(1,107,749)
Level 3	—	—

Total	$1,357,221	$(1,312,319)

[2]

Other financial instruments are swaps, financial futures contracts and options purchased. Swaps and financial futures contracts are shown at the unrealized appreciation/depreciation on the instrument and options purchased are shown at market value.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Auto Components—0.5%
Lear Corp. (a)	4,219	$285,373

Construction Materials—0.0%
Nortek, Inc. (a)	160	5,600

Diversified Financial Services—0.0%
CIT Group, Inc. (a)	495	13,677

Electrical Equipment—0.0%
Medis Technologies Ltd. (a)	14,935	821

Paper & Forest Products—0.2%
Ainsworth Lumber Co. Ltd. (a)	13,964	35,382
Ainsworth Lumber Co. Ltd. (a)(b)	15,671	39,613

		74,995

Wireless Telecommunication Services—0.1%
FiberTower Corp. (a)	15,308	63,989

Total Common Stocks—0.8%		444,455

	Par
Corporate Bonds	(000)

Aerospace & Defense—0.8%
L -3 Communications Corp., 5.88%, 1/15/15	$320	319,600
Spirit Aerosystems, Inc., 7.50%, 10/01/17 (b)	100	98,500

		418,100

Airlines—1.3%
Continental Airlines, Inc.:
Series 2001-1-C, 7.03%, 12/15/12	279	264,862
Series 2003-RJ, 7.88%, 1/02/20	48	41,446
Delta Air Lines, Inc.:
9.50%, 9/15/14 (b)	15	15,581
Series B, 9.75%, 12/17/16	110	111,925
United Air Lines, Inc., 12.75%, 7/15/12	200	206,750

		640,564

Auto Components—1.0%
Allison Transmission, Inc., 11.00%, 11/01/15 (b)	112	117,600
Delphi International Holdings,
12.00%, 10/06/14	7	6,784
The Goodyear Tire & Rubber Co.:
7.86%, 8/15/11	125	129,219
8.63%, 12/01/11	252	261,450

		515,053

Biotechnology—0.5%
Gilead Sciences, Inc., 0.63%, 5/01/13 (c)	85	104,869
QHP Pharma, 10.25%, 3/15/15 (b)	140	140,598

		245,467

Building Products—1.1%
Associated Materials LLC, 9.88%, 11/15/16 (b)	90	94,950
CPG International I, Inc., 10.50%, 7/01/13	250	236,250
Goodman Global Group, Inc.,
12.99%, 12/15/14 (b)(d)	95	53,912
Ply Gem Industries, Inc., 11.75%, 6/15/13	145	145,000

		530,112

Capital Markets—0.1%
E*Trade Financial Corp. (c)(d):
3.51%, 8/31/19 (b)	37	62,391
Series A, 4.07%, 8/31/19	1	1,686

		64,077

Chemicals—2.1%
American Pacific Corp., 9.00%, 2/01/15	120	112,650
Georgia Gulf Corp., 9.00%, 1/15/17 (b)	45	45,450

Huntsman International LLC,
5.50%, 6/30/16 (b)	155	137,562
Innophos, Inc., 8.88%, 8/15/14	100	101,500
Koppers, Inc., 7.88%, 12/01/19 (b)	85	85,850
MacDermid, Inc., 9.50%, 4/15/17 (b)	130	130,000
Nalco Co., 8.25%, 5/15/17 (b)	100	106,250
Nova Chemicals Corp., 8.63%, 11/01/19 (b)	140	142,450
Terra Capital, Inc., 7.75%, 11/01/19 (b)	150	160,500

		1,022,212

Commercial Services & Supplies—2.4%
ACCO Brands Corp., 10.63%, 3/15/15 (b)	45	49,500
ARAMARK Corp., 3.78%, 2/01/15 (e)	150	137,250
Altegrity, Inc., 10.50%, 11/01/15 (b)	100	89,250
International Lease Finance Corp.:
5.63%, 9/20/13	25	19,610
5.65%, 6/01/14	155	117,143
Iron Mountain, Inc., 8.38%, 8/15/21	130	134,225
Mobile Services Group, Inc., 9.75%, 8/01/14	120	124,800
RSC Equipment Rental, Inc.,
10.00%, 7/15/17 (b)	150	163,125
Scientific Games International, Inc.,
9.25%, 6/15/19	5	5,250
West Corp.:
9.50%, 10/15/14	225	228,375
11.00%, 10/15/16	140	146,300

		1,214,828

Construction Materials—0.5%
Nortek, Inc., 11.00%, 12/01/13	161	167,943
Texas Industries, Inc., 7.25%, 7/15/13	80	78,600

		246,543

Consumer Finance—2.2%
Ford Motor Credit Co. LLC:
5.50%, 6/15/11 (e)	200	198,000
3.03%, 1/13/12 (e)	150	139,500
7.80%, 6/01/12	200	202,151
8.00%, 12/15/16	550	550,731

		1,090,382

Containers & Packaging—5.1%
Ball Corp.:
7.13%, 9/01/16	90	92,250
7.38%, 9/01/19	90	92,475
Berry Plastics Escrow LLC (b):
8.88%, 9/15/14	90	87,525
8.25%, 11/15/15	130	131,950
Cascades, Inc., 7.75%, 12/15/17 (b)	100	101,000
Crown Americas LLC, 7.63%, 5/15/17 (b)	275	285,313
Graphic Packaging International, Inc.:
9.50%, 8/15/13	20	20,650
9.50%, 6/15/17	195	206,700
Greif, Inc., 7.75%, 8/01/19	50	51,000
Impress Holdings BV, 3.41%, 9/15/13 (b)(e)	330	316,800
Owens-Brockway Glass Container, Inc.:
8.25%, 5/15/13	300	308,250
7.38%, 5/15/16	110	113,575
Packaging Dynamics Finance Corp.,
10.00%, 5/01/16 (b)	200	150,250
Pregis Corp., 12.38%, 10/15/13	185	179,219
Rock -Tenn Co., 5.63%, 3/15/13	80	79,700
Sealed Air Corp., 7.88%, 6/15/17 (b)	140	149,123
Solo Cup Co., 10.50%, 11/01/13 (b)	175	186,375

		2,552,155

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Diversified Financial Services—5.6%
Axcan Intermediate Holdings, Inc.,
12.75%, 3/01/16	$130	$145,275
CIT Group Funding Co. of Delaware LLC:
10.25%, 5/01/13	5	5,226
10.25%, 5/01/14	90	91,764
10.25%, 5/01/15	90	91,088
10.25%, 5/01/16	150	151,061
10.25%, 5/01/17	210	211,486
CIT Group, Inc.:
7.00%, 5/01/16	274	240,704
7.00%, 5/01/17	382	331,328
GMAC LLC (b):
7.25%, 3/02/11	130	128,700
6.00%, 12/15/11	150	147,000
6.88%, 8/28/12	30	29,400
2.46%, 12/01/14 (e)	231	185,955
6.75%, 12/01/14	300	285,000
8.00%, 11/01/31	220	198,000
Leucadia National Corp., 8.13%, 9/15/15	250	255,000
Reynolds Group DL Escrow, Inc.,
7.75%, 10/15/16 (b)	225	230,063
Southern Star Central Corp.,
6.75%, 3/01/16 (b)	80	77,200

		2,804,250

Diversified Telecommunication Services—3.3%
Broadview Networks Holdings, Inc.,
11.38%, 9/01/12	165	157,987
Qwest Communications International, Inc.:
7.50%, 2/15/14	385	386,444
8.00%, 10/01/15 (b)	100	102,750
3.50%, 11/15/25 (c)	190	197,125
Series B, 7.50%, 2/15/14	370	371,388
Qwest Corp., 8.38%, 5/01/16	140	150,150
Wind Acquisition Finance SA,
10.75%, 12/01/15 (b)	140	149,800
Windstream Corp.:
8.13%, 8/01/13	20	20,750
8.63%, 8/01/16	130	132,275

		1,668,669

Electric Utilities—1.3%
FPL Energy National Wind Portfolio, LLC,
6.13%, 3/25/19 (b)	168	159,431
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (b)	60	60,150
NSG Holdings LLC, 7.75%, 12/15/25 (b)	255	228,225
Tenaska Alabama Partners LP,
7.00%, 6/30/21 (b)	210	193,817

		641,623

Energy Equipment & Services—1.6%
Aquilex Holdings LLC, 11.13%, 12/15/16 (b)	30	29,925
Cie Generale de Geophysique-Veritas,
9.50%, 5/15/16	75	80,250
Compagnie Generale de Geophysique-Veritas,
7.75%, 5/15/17	195	193,537
Expro Finance Luxembourg SCA,
8.50%, 12/15/16 (b)	355	352,337
North American Energy Alliance LLC,
10.88%, 6/01/16 (b)	105	111,563
North American Energy Partners, Inc.,
8.75%, 12/01/11	40	40,000

		807,612

Food & Staples Retailing—0.4%
Duane Reade, Inc., 11.75%, 8/01/15	35	37,975
Rite Aid Corp., 9.75%, 6/12/16	125	135,625

		173,600

Food Products—0.5%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)	195	211,575

Health Care Equipment & Supplies—1.2%
DJO Finance LLC, 10.88%, 11/15/14	345	363,975
Hologic, Inc., 2.00%, 12/15/37 (c)(f)	300	256,125

		620,100

Health Care Providers & Services—3.5%
Community Health Systems, Inc., Series WI,
8.88%, 7/15/15	735	760,725
DaVita, Inc., 7.25%, 3/15/15	250	250,625
LifePoint Hospitals, Inc., 3.50%, 5/15/14 (c)	20	18,625
Tenet Healthcare Corp. (b):
9.00%, 5/01/15	397	428,760
10.00%, 5/01/18	152	170,240
Viant Holdings, Inc., 10.13%, 7/15/17 (b)	147	146,265

		1,775,240

Hotels, Restaurants & Leisure—1.9%
American Real Estate Partners LP,
7.13%, 2/15/13	370	377,400
Fontainebleau Las Vegas Holdings LLC,
10.25%, 6/15/15 (a)(b)(g)	25	250
Greektown Holdings, LLC,
10.75%, 12/01/13 (a)(b)(g)	80	12,100
HRP Myrtle Beach Operations LLC,
0.00%, 4/01/12 (a)(b)(g)	250	25
MGM Mirage, 11.13%, 11/15/17 (b)	295	326,713
Mashantucket Western Pequot Tribe Series A,
8.50%, 11/15/15 (b)	40	9,800
Scientific Games Corp.,
0.75%, 12/01/24 (c)(f)	60	57,300
Snoqualmie Entertainment Authority,
4.68%, 2/01/14 (b)(e)	45	22,050
Travelport LLC:
4.88%, 9/01/14 (e)	30	27,188
9.88%, 9/01/14	40	41,300
Tropicana Entertainment LLC, Series WI,
9.63%, 12/15/14 (a)(g)	15	75
Virgin River Casino Corp.,
9.00%, 1/15/12 (a)(g)	100	10,000
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	115	62,675

		946,876

Household Durables—1.9%
Ashton Woods USA LLC,
17.15%, 6/30/15 (b)(h)	234	46,800
Beazer Homes USA, Inc., 12.00%, 10/15/17 (b)	240	261,600
Jarden Corp.:
8.00%, 5/01/16	65	67,112
7.50%, 5/01/17	205	204,488
KB Home:
6.38%, 8/15/11	7	7,000
9.10%, 9/15/17	50	52,500
Pulte Homes, Inc., 6.38%, 5/15/33	10	8,075
Standard Pacific Corp.:
6.25%, 4/01/14	10	8,700
7.00%, 8/15/15	30	26,100
Standard Pacific Escrow LLC,
10.75%, 9/15/16 (b)	250	255,000

		937,375

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

IT Services—1.1%
Alliance Data Systems Corp.,
1.75%, 8/01/13 (c)	$260	$264,875
First Data Corp.:
9.88%, 9/24/15	15	13,988
11.25%, 3/31/16	175	149,625
SunGard Data Systems, Inc., 9.13%, 8/15/13	95	97,375

		525,863

Independent Power Producers & Energy Traders—4.0%
The AES Corp., 8.75%, 5/15/13 (b)	245	251,125
AES Eastern Energy LP, Series 99-B,
9.67%, 1/02/29	125	131,562
Calpine Construction Finance Co. LP,
8.00%, 6/01/16 (b)	335	345,050
Dynegy Holdings, Inc., 8.38%, 5/01/16	110	104,500
Energy Future Holdings Corp., 11.25%,
11/01/17	663	465,624
NRG Energy, Inc.:
7.38%, 2/01/16	425	425,531
8.50%, 6/15/19	285	292,125

		2,015,517

Industrial Conglomerates—1.3%
Icahn Enterprises LP, 4.00%, 8/15/13 (c)(e)	50	41,500
Sequa Corp. (b):
11.75%, 12/01/15	230	213,900
13.50%, 12/01/15 (i)	427	395,093

		650,493

Insurance—0.1%
USI Holdings Corp., 4.15%, 11/15/14 (b)(e)	60	49,275

Internet & Catalog Retail—0.0%
Netflix, Inc., 8.50%, 11/15/17 (b)	20	20,750

Leisure Equipment & Products—0.3%
Brunswick Corp., 11.25%, 11/01/16 (b)	80	90,000
Easton-Bell Sports, Inc., 9.75%, 12/01/16 (b)	55	56,994
True Temper Sports, Inc., 8.38%, 9/15/11 (a)(g)	325	33

		147,027

Life Sciences Tools & Services—0.2%
Bio-Rad Laboratories, Inc.,
8.00%, 9/15/16 (b)	80	84,400

Machinery—1.2%
ESCO Corp., 8.63%, 12/15/13 (b)	100	99,500
Navistar International Corp.:
3.00%, 10/15/14 (c)	100	103,375
8.25%, 11/01/21	200	205,000
RBS Global, Inc., 8.88%, 9/01/16	45	39,150
Titan International, Inc.:
8.00%, 1/15/12	80	78,400
5.63%, 1/15/17 (b)(c)	50	52,528

		577,953

Marine—0.8%
Horizon Lines, Inc., 4.25%, 8/15/12 (c)	280	227,500
Navios Maritime Holdings, Inc.,
8.88%, 11/01/17 (b)	100	103,875
Trico Shipping AS, 11.88%, 11/01/14 (b)	65	67,681

		399,056

Media—10.0%
Affinion Group, Inc., 10.13%, 10/15/13	580	595,950
CCH II LLC, 13.50%, 11/30/16	307	361,605
CCO Holdings LLC, 8.75%, 11/15/13	100	102,625
CMP Susquehanna Corp.,
3.52%, 5/15/14 (b)(e)	20	400

CSC Holdings, Inc.:
8.50%, 4/15/14 (b)	180	191,700
Series B, 7.63%, 4/01/11	30	30,975
Cablevision Systems Corp., Series B,
8.00%, 4/15/12	240	253,800
Charter Communications Operating LLC (b):
10.00%, 4/30/12	30	30,825
10.38%, 4/30/14	110	113,025
Clear Channel Worldwide Holdings, Inc. (b):
Series A, 9.25%, 12/15/17	172	175,440
Series B, 9.25%, 12/15/17	689	709,670
EchoStar DBS Corp., 7.00%, 10/01/13	115	118,306
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (e)	40	32,700
9.50%, 5/15/15	50	46,437
Intelsat Corp., 9.25%, 6/15/16	200	206,500
Intelsat Subsidiary Holding Co. Ltd.:
8.50%, 1/15/13	70	71,400
8.88%, 1/15/15 (b)	60	61,800
Liberty Global, Inc., 4.50%, 11/15/16 (b)(c)	120	130,200
Local Insight Regatta Holdings, Inc.,
11.00%, 12/01/17	110	70,950
NTL Cable Plc, 8.75%, 4/15/14	1	1,033
Network Communications, Inc.,
10.75%, 12/01/13	35	14,044
Nielsen Finance LLC:
10.00%, 8/01/14	170	177,225
11.63%, 2/01/14	90	101,138
18.46%, 8/01/16 (h)	10	9,125
ProtoStar I Ltd., 18.00%,
10/15/12 (a) (b)(c)(g)	163	155,270
Rainbow National Services LLC,
10.38%, 9/01/14 (b)	60	63,300
TL Acquisitions, Inc., 10.50%, 1/15/15 (b)	535	511,594
UPC Germany GmbH, 8.13%, 12/01/17 (b)	500	505,625
WMG Acquisition Corp., 9.50%, 6/15/16 (b)	170	182,113

		5,024,775

Metals & Mining—5.5%
Aleris International, Inc. (a)(g):
9.00%, 12/15/14	130	650
10.00%, 12/15/16	125	625
Arch Western Finance LLC, 6.75%, 7/01/13	170	168,725
Drummond Co., Inc. (b):
9.00%, 10/15/14	150	157,312
7.38%, 2/15/16	145	141,738
Evraz Group SA (b):
8.88%, 4/24/13	125	125,000
9.50%, 4/24/18	100	99,500
FMG Finance Property Ltd. (b):
10.00%, 9/01/13	20	20,800
10.63%, 9/01/16	170	188,062
Foundation PA Coal Co., 7.25%, 8/01/14	400	405,000
GoldCorp., Inc., 2.00%, 8/01/14 (b)(c)	35	40,206
McJunkin Red Man Corp.,
9.50%, 12/15/16 (b)	155	151,513
Murray Energy Corp., 10.25%, 10/15/15 (b)	115	114,425
Novelis, Inc.:
7.25%, 2/15/15	250	238,125
11.50%, 2/15/15 (b)	85	91,056
Ryerson, Inc.:
7.66%, 11/01/14 (e)	65	59,881
12.00%, 11/01/15	20	20,900

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

	Par
Corporate Bonds	(000)	Value

Metals & Mining (concluded)
Steel Dynamics, Inc., 7.38%, 11/01/12	$250	$257,500
Teck Resources Ltd.:
10.25%, 5/15/16	65	75,725
10.75%, 5/15/19	245	292,775
Vedanta Resources Plc, 9.50%, 7/18/18 (b)	115	116,725

		2,766,243

Multi-Utilities—0.2%
CMS Energy Corp., 8.75%, 6/15/19	65	71,145

Multiline Retail—1.1%
Dollar General Corp.:
10.63%, 7/15/15	133	147,297
11.88%, 7/15/17 (i)	293	337,682
Saks, Inc., 9.88%, 10/01/11	60	62,775

		547,754

Oil, Gas & Consumable Fuels—8.4%
Arch Coal, Inc., 8.75%, 8/01/16 (b)	100	105,750
Atlas Energy Operating Co. LLC:
12.13%, 8/01/17	75	85,125
10.75%, 2/01/18	50	55,250
Berry Petroleum Co., 8.25%, 11/01/16	135	132,975
Bill Barrett Corp., 9.88%, 7/15/16	50	53,250
Chesapeake Energy Corp.:
6.38%, 6/15/15	60	58,800
2.25%, 12/15/38 (c)	125	94,531
Cimarex Energy Co., 7.13%, 5/01/17	120	121,200
Concho Resources, Inc., 8.63%, 10/01/17	55	57,750
Connacher Oil and Gas Ltd.,
10.25%, 12/15/15 (b)	215	196,725
Corral Finans AB, 1.78%, 4/15/10 (b)(i)	74	64,303
Denbury Resources, Inc.:
7.50%, 12/15/15	70	69,825
9.75%, 3/01/16	195	208,162
El Paso Corp.:
8.25%, 2/15/16	115	122,762
7.00%, 6/15/17	225	223,153
Encore Acquisition Co., 6.25%, 4/15/14	125	125,000
Forest Oil Corp., 8.50%, 2/15/14 (b)	140	146,300
Massey Energy Co.:
6.88%, 12/15/13	40	39,950
3.25%, 8/01/15 (c)	320	279,600
Newfield Exploration Co., 6.63%, 4/15/16	60	60,150
OPTI Canada, Inc.:
9.00%, 12/15/12 (b)	265	270,963
7.88%, 12/15/14	55	45,100
Petrohawk Energy Corp.:
10.50%, 8/01/14	120	131,100
7.88%, 6/01/15	245	247,450
Range Resources Corp.:
6.38%, 3/15/15	250	248,125
8.00%, 5/15/19	100	107,000
Roseton-Danskammer 2001, Series B,
7.67%, 11/08/16	250	241,250
Sabine Pass LNG LP, 7.50%, 11/30/16	85	70,763
SandRidge Energy, Inc.:
8.63%, 4/01/15 (i)	15	15,000
9.88%, 5/15/16 (b)	100	105,250
8.00%, 6/01/18 (b)	175	171,938
Southwestern Energy Co., 7.50%, 2/01/18	90	95,400
Swift Energy Co., 7.13%, 6/01/17	150	141,749

		4,191,649

Paper & Forest Products—4.3%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15 (b)(i)	123	77,180
Boise Cascade LLC, 7.13%, 10/15/14	150	135,187
Boise Paper Holdings LLC,
9.00%, 11/01/17 (b)	75	77,719
Clearwater Paper Corp., 10.63%, 6/15/16 (b)	80	89,300
Georgia-Pacific Corp., 8.13%, 5/15/11	75	78,750
Georgia-Pacific LLC, 8.25%, 5/01/16 (b)	230	243,800
NewPage Corp.:
10.00%, 5/01/12	180	128,700
11.38%, 12/31/14 (b)	955	964,550
Verso Paper Holdings LLC:
11.50%, 7/01/14 (b)	70	77,000
Series B, 4.03%, 8/01/14 (e)	100	79,000
Series B, 9.13%, 8/01/14	125	119,375
Series B, 11.38%, 8/01/16	110	88,550

		2,159,111

Pharmaceuticals—1.8%
Angiotech Pharmaceuticals, Inc.,
4.01%, 12/01/13 (e)	300	255,000
Elan Corp. Plc, 8.75%, 10/15/16 (b)	145	138,475
Novasep Holding SAS, 9.75%, 12/15/16 (b)	298	291,867
Valeant Pharmaceuticals International,
8.38%, 6/15/16 (b)	215	221,450

		906,792

Professional Services—0.2%
FTI Consulting, Inc., 7.75%, 10/01/16	95	96,187

Real Estate Investment Trusts (REITs)—0.2%
HCP, Inc.:
6.00%, 1/30/17	5	4,705
6.70%, 1/30/18	115	111,565

		116,270

Real Estate Management & Development—0.5%
Forest City Enterprises, Inc., 7.63%, 6/01/15	150	134,250
Realogy Corp.:
10.50%, 4/15/14	35	30,275
12.38%, 4/15/15	100	77,750

		242,275

Semiconductors & Semiconductor Equipment—1.6%
Advanced Micro Devices, Inc.,
8.13%, 12/15/17 (b)	185	184,306
Amkor Technology, Inc., 9.25%, 6/01/16	135	143,437
STATS ChipPAC Ltd.:
7.50%, 7/19/10	75	75,844
6.75%, 11/15/11	150	150,938
Spansion, Inc., 3.79%, 6/01/13 (a)(b)(e)(g)	265	267,650

		822,175

Software—0.1%
BMS Holdings, Inc., 8.35%, 2/15/12 (b)(e)(i)	102	2,034
JDA Software Group, Inc., 8.00%, 12/15/14 (b)	35	35,700

		37,734

Specialty Retail—1.0%
Asbury Automotive Group, Inc.,
7.63%, 3/15/17	50	47,125
General Nutrition Centers, Inc.,
10.75%, 3/15/15	160	162,800
Group 1 Automotive, Inc.,
2.25%, 6/15/36 (c)(f)	80	61,300
United Auto Group, Inc., 7.75%, 12/15/16	250	241,875

		513,100

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Textiles, Apparel & Luxury Goods—1.0%
Hanesbrands, Inc., 8.00%, 12/15/16	$105	$106,969
Levi Strauss & Co., 8.88%, 4/01/16	215	224,944
Quiksilver, Inc., 6.88%, 4/15/15	225	184,500

		516,413

Thrifts & Mortgage Finance—0.2%
Residential Capital Corp., 8.38%, 6/30/10	140	119,000

Tobacco—0.4%
Vector Group Ltd., 11.00%, 8/15/15	200	202,000

Trading Companies & Distributors—0.2%
United Rentals North America, Inc.,
9.25%, 12/15/19	110	113,575

Wireless Telecommunication Services—5.7%
Cricket Communications, Inc.:
9.38%, 11/01/14	120	120,600
10.00%, 7/15/15	185	187,544
7.75%, 5/15/16	150	149,625
Crown Castle International
Corp., 9.00%, 1/15/15	30	31,950
Digicel Group Ltd. (b):
8.88%, 1/15/15	100	97,000
9.13%, 1/15/15 (i)	308	302,635
FiberTower Corp., 9.00%, 1/01/16 (b)(i)	57	45,460
iPCS, Inc., 2.41%, 5/01/13 (e)	285	266,475
MetroPCS Wireless, Inc., 9.25%, 11/01/14	560	567,000
NII Holdings, Inc., 2.75%, 8/15/25 (c)	160	159,400
Nextel Communications, Inc.:
Series D, 7.38%, 8/01/15	90	87,525
Series E, 6.88%, 10/31/13	630	611,100
Series F, 5.95%, 3/15/14	30	28,013
Sprint Capital Corp., 6.88%, 11/15/28	270	224,438

		2,878,765

Total Corporate Bonds—89.7%		44,921,710

Floating Rate Loan Interests (e)

Auto Components—0.8%
Allison Transmission, Inc., Term Loan,
2.99%—3.04%, 8/07/14	98	89,697
Dana Holding Corp., Term Advance,
7.25%, 1/31/15	344	329,410

		419,107

Automobiles—0.7%
Ford Motor Co.:
Term Loan B, 3.26%, 12/15/13	200	177,000
Tranche B-1 Term Loan, 3.24%—3.29%,
12/15/13	199	183,449

		360,449

Chemicals—0.5%
PQ Corp. (fka Niagara Acquisition, Inc.),
Loan (Second Lien), 6.74%, 7/30/15	200	171,000
Solutia Inc., Loan, 7.25%, 2/28/14	74	74,725

		245,725

Consumer Finance—0.5%
DaimlerChrysler Financial Services Americas LLC,
Term Loan (First Lien), 4.24%, 8/03/12	274	266,984

Diversified Financial Services—0.3%
CIT Group, Inc., Tranche 2A Term Loan Assignment,
9.50%, 1/20/12	144	147,360

Food & Staples Retailing—0.4%
Rite Aid Corp., Tranche 4 Term Loan,
9.50%, 6/10/15	200	206,688

Health Care Providers & Services—0.3%
HCA Inc., Tranche A-1 Term Loan,
1.75%, 1/19/13	141		134,353

Hotels, Restaurants & Leisure—0.8%
Travelport LLC Holdings Ltd. Term Loan,
8.28%, 3/27/12	418		375,984

Independent Power Producers & Energy Traders—1.3%
Dynegy Holdings Inc.:
Term Letter of Credit, Facility, Term Loan,
3.99%, 4/02/13	72		68,595
Tranche B Term Loan, 3.99%, 4/02/13	3		2,960
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan,
3.74%—3.75%, 10/10/14	244		198,555
Initial Tranche B-3 Term Loan,
3.74%—3.75%, 10/10/14	489		393,688

			663,798

Machinery—0.3%
Accuride Term Loan, 6.00%, 1/31/12	125		124,557

Media—0.7%
HMH Publishing Co. Ltd.:
Mezzanine, 17.50%, 11/14/14	82		15,634
Tranche A Term Loan, 5.28%, 6/12/14	221		191,955
Newsday, LLC, Fixed Rate Term Loan,
10.50%, 8/01/13	150		158,375

			365,964

Multiline Retail—0.1%
Neiman Marcus, Term Loan, 2.26%, 4/06/13	30		26,653

Real Estate Management & Development—0.5%
Realogy Corp., Tranche A Second Lien
Term Loan, 13.50%, 10/15/17	250		264,167

Specialty Retail—0.1%
Claire Stores, Inc., Term Loan B, 3.00%,
5/29/14	60		48,253

Total Floating Rate Loan Interests—7.3%			3,650,042

Other Interests (j)	Beneficial Interest (000)

Auto Components—0.9%
Delphi Debtor in Possession Hold Co. LLP,
Class B, Membership Interests	$—	(k)	426,872
Lear Corp. Escrow	55		1,444
Lear Corp. Escrow	100		2,625
Lear Corp. Escrow	150		3,938

			434,879

Household Durables—0.0%
Stanley Martin, Class B, Membership Units (l)	—	(k)	15,000

Total Other Interests—0.9%			449,879

Preferred Securities

Preferred Stocks	Shares

Diversified Financial Services—0.2%
Citigroup, Inc., 7.50% (c)	1,000		104,340

Diversified Telecommunication Services—0.0%
PTV, Inc., Series A, 10.00%	8		1

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Media—0.0%
CMP Susquehanna Radio Holdings Corp.,
0.00% (b)(e)	4,664	$—

Total Preferred Securities—0.2%		104,341

Warrants (m)

Media—0.0%
CMP Susquehanna Radio Holdings Corp.
(expires 3/26/19) (b)	5,330	—

Total Warrants—0.0%		—

Total Long-Term Investments
(Cost—$49,505,200)—98.9%		49,570,427

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Shares, 0.11% (n)(o)	244,034	244,034

Total Short-Term Securities
(Cost—$244,034)—0.5%		244,034

Total Investments (Cost—$49,749,234*)—99.4%		49,814,461
Other Assets Less Liabilities—0.6%		288,965

Net Assets—100.0%		$50,103,426

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$49,929,668

Gross unrealized appreciation	$2,602,757
Gross unrealized depreciation	(2,717,964)

Net unrealized depreciation	$(115,207)

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Convertible security.

(d)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(e)	Variable rate security. Rate shown is as of report date.

(f)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

(j)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(k)	Amount less than $1,000.

(l)	Restricted security as to resale, representing approximately 0.03% of net assets, was as follows:

Issue	Acquisition Date	Cost	Value

Stanley Martin Class B
Membership Units	4/03/06	$50,636	$15,000

(m)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(n)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

BlackRock Liquidity Funds, TempFund,
Institutional Class	$244,034	$5,944
BlackRock Liquidity Series, LLC
Cash Sweep Series	$(3,296,460)	$5,511

(o)	Represents the current yield as of report date.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1—price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments:
Common Stocks	$399,242
Preferred Stocks	104,340
Short-Term Securities	244,034

Total Level 1	747,616

Level 2
Long-Term Investments:
Common Stocks	39,613
Corporate Bonds	44,666,971
Floating Rate Loan Interests	1,854,699
Other Interests	23,007
Preferred Stocks	1

Total Level 2	46,584,291

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments December 31, 2009 (Concluded)

Valuation	Investments in
Inputs	Securities

Assets

Level 3
Long-Term Investments:
Common Stocks	$5,600
Corporate Bonds	254,739
Floating Rate Loan Interests	1,795,343
Other Interests	426,872

Total Level 3	2,482,554

Total	$49,814,461

Valuation	Other Financial
Inputs	Instruments[1]

Liabilities

Level 1	—
Level 2	—
Level 3	$(9,668)

Total	$(9,668)

[1]	Other financial instruments are unfunded loan commitments which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total

Balance, as of December 31, 2008	—	—	$612,539	—	$612,539
Accrued discounts/premiums	—	—	—	—	—
Realized gain (loss)	—	—	(320,789)	—	(320,789)
Change in unrealized appreciation/depreciation[2]	—	$65,376	1,093,178	—	1,158,554
Net purchases (sales)	—	—	(274,444)	—	(274,444)
Net transfers in/out of Level 3	$5,600	189,363	684,859	$426,872	1,306,694

Balance, as of December 31, 2009	$5,600	$254,739	$1,795,343	$426,872	$2,482,554

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $733,783.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial
Instruments[3]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	$(9,668)
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	$(9,668)

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $733,783.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial
Instruments[3]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	$(9,668)
Net purchases (sales)	—
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	$(9,668)

[3]	Other financial instruements are unfunded loan commitments.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense—3.5%
Lockheed Martin Corp.	27,000	$2,034,450
Northrop Grumman Corp.	35,000	1,954,750
Raytheon Co.	37,000	1,906,240

		5,895,440

Beverages—0.2%
The Coca-Cola Co.	7,000	399,000

Biotechnology—1.6%
Amgen, Inc. (a)	46,000	2,602,220

Capital Markets—1.8%
The Goldman Sachs Group, Inc.	18,000	3,039,120

Chemicals—1.6%
CF Industries Holdings, Inc.	19,000	1,724,820
Eastman Chemical Co.	18,000	1,084,320

		2,809,140

Commercial Banks—0.2%
Wells Fargo & Co.	11,000	296,890

Commercial Services & Supplies—0.8%
Pitney Bowes, Inc.	62,000	1,411,120

Communications Equipment—0.3%
Cisco Systems, Inc. (a)	21,000	502,740

Computers & Peripherals—4.4%
Apple, Inc. (a)	5,000	1,054,300
Hewlett-Packard Co.	4,000	206,040
International Business Machines Corp.	33,000	4,319,700
Western Digital Corp. (a)	41,000	1,810,150

		7,390,190

Construction & Engineering—0.2%
URS Corp. (a)	9,000	400,680

Containers & Packaging—0.9%
Crown Holdings, Inc. (a)	57,000	1,458,060

Diversified Consumer Services—0.4%
Service Corp. International	74,000	606,060

Diversified Financial Services—0.6%
Bank of America Corp.	20,000	301,200
JPMorgan Chase & Co.	17,000	708,390

		1,009,590

Diversified Telecommunication Services—4.3%
AT&T Inc.	149,000	4,176,470
Verizon Communications, Inc.	92,000	3,047,960

		7,224,430

Electric Utilities—1.0%
Edison International	51,000	1,773,780

Energy Equipment & Services—6.7%
Atwood Oceanics, Inc. (a)	9,000	322,650
Diamond Offshore Drilling, Inc. (b)	18,000	1,771,560
ENSCO International Plc—ADR	40,000	1,597,600
FMC Technologies, Inc. (a)	31,000	1,793,040
Nabors Industries Ltd. (a)	78,000	1,707,420
National Oilwell Varco, Inc.	45,000	1,984,050
Oceaneering International, Inc. (a)	9,000	526,680
Rowan Cos., Inc.	65,000	1,471,600

		11,174,600

Food & Staples Retailing—0.1%
Wal-Mart Stores, Inc.	4,000	213,800

Food Products—1.0%
Archer-Daniels-Midland Co.	54,000	1,690,740

Gas Utilities—0.2%
Atmos Energy Corp.	12,000	352,800

Health Care Equipment & Supplies—1.1%
Hospira, Inc. (a)	36,000	1,836,000

Health Care Providers & Services—11.9%
Aetna, Inc.	58,000	1,838,600
AmerisourceBergen Corp.	69,000	1,798,830
Cardinal Health, Inc.	58,000	1,869,920
Coventry Health Care, Inc. (a)	58,000	1,408,820
Health Management Associates, Inc.,
Class A (a)	131,000	952,370
Humana, Inc. (a)	38,000	1,667,820
McKesson Corp.	32,000	2,000,000
Medco Health Solutions, Inc. (a)	34,000	2,172,940
Quest Diagnostics, Inc.	31,000	1,871,780
UnitedHealth Group, Inc.	76,000	2,316,480
WellPoint, Inc. (a)	36,000	2,098,440

		19,996,000

Household Durables—0.8%
Garmin Ltd. (b)	42,000	1,289,400

Household Products—1.9%
Kimberly-Clark Corp.	33,000	2,102,430
The Procter & Gamble Co.	18,000	1,091,340

		3,193,770

IT Services—4.2%
Amdocs Ltd. (a)	62,000	1,768,860
Cognizant Technology Solutions Corp. (a)	41,000	1,857,300
Fiserv, Inc. (a)	35,000	1,696,800
The Western Union Co.	95,000	1,790,750

		7,113,710

Independent Power Producers & Energy Traders—1.8%
The AES Corp. (a)	124,000	1,650,440
NRG Energy, Inc. (a)(b)	58,000	1,369,380

		3,019,820

Industrial Conglomerates—0.6%
General Electric Co.	66,000	998,580

Insurance—3.0%
Chubb Corp.	37,000	1,819,660
HCC Insurance Holdings, Inc.	7,000	195,790
The Travelers Cos., Inc.	40,000	1,994,400
UnumProvident Corp.	51,000	995,520

		5,005,370

Internet Software & Services—0.4%
Google, Inc., Class A (a)	1,000	619,980

Machinery—2.4%
Flowserve Corp.	17,000	1,607,010
Joy Global, Inc.	32,000	1,650,880
Oshkosh Corp.	19,000	703,570

		3,961,460

Metals & Mining—1.0%
Walter Industries, Inc.	22,000	1,656,820

Multi-Utilities—0.9%
CMS Energy Corp.	93,000	1,456,380

Multiline Retail—4.6%
JCPenney Co., Inc.	65,000	1,729,650
Macy's, Inc.	110,000	1,843,600
Nordstrom, Inc.	48,000	1,803,840
Target Corp.	48,000	2,321,760

		7,698,850

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments December 31, 2009 (Concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Oil, Gas & Consumable Fuels—9.7%
Chevron Corp.	10,000	$769,900
ConocoPhillips	54,000	2,757,780
El Paso Corp.	47,000	462,010
Exxon Mobil Corp.	51,000	3,477,690
Marathon Oil Corp.	64,000	1,998,080
Peabody Energy Corp.	40,000	1,808,400
Tesoro Corp.	108,000	1,463,400
Williams Cos., Inc.	64,000	1,349,120
XTO Energy, Inc.	45,000	2,093,850

		16,180,230

Paper & Forest Products—2.2%
International Paper Co.	69,000	1,847,820
MeadWestvaco Corp.	65,000	1,860,950

		3,708,770

Personal Products—1.1%
The Estée Lauder Cos., Inc., Class A	37,000	1,789,320

Pharmaceuticals—4.9%
Forest Laboratories, Inc. (a)	52,000	1,669,720
Johnson & Johnson	64,000	4,122,240
Mylan, Inc. (a)	94,000	1,732,420
Pfizer, Inc.	39,000	709,410

		8,233,790

Semiconductors & Semiconductor Equipment—1.3%
Texas Instruments, Inc.	81,000	2,110,860

Software—7.8%
BMC Software, Inc. (a)	45,000	1,804,500
CA, Inc.	79,000	1,774,340
Compuware Corp. (a)	130,000	939,900
Microsoft Corp.	177,000	5,396,730
Oracle Corp.	126,000	3,092,040

		13,007,510

Specialty Retail—5.5%
Advance Auto Parts, Inc.	43,000	1,740,640
Best Buy Co., Inc.	5,000	197,300
The Gap, Inc.	89,000	1,864,550
Limited Brands, Inc.	90,000	1,731,600
Ross Stores, Inc.	42,000	1,793,820
TJX Cos., Inc.	52,000	1,900,600

		9,228,510

Tobacco—2.9%
Lorillard, Inc.	23,000	1,845,290
Philip Morris International, Inc.	63,000	3,035,970

		4,881,260

Total Long-Term Investments
(Cost—$148,756,290)—99.8%		167,236,790

Short-Term Securities

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.11% (c)(d)	134,404	134,404

	Beneficial
	Interest
	(000)

BlackRock Liquidity Series, LLC
Money Market Series, 0.29% (c)(d)(e)	$4,119	4,118,850

Total Short-Term Securities
(Cost—$4,253,254)—2.5%		4,253,254

Total Investments (Cost—$153,009,544*)—102.3%		171,490,044
Liabilities in Excess of Other Assets—(2.3)%		(3,924,043)

Net Assets—100.0%		$167,566,001

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$158,400,757

Gross unrealized appreciation	$18,413,400
Gross unrealized depreciation	(5,324,113)

Net unrealized appreciation	$13,089,287

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund,
Institutional Class	$134,404	$113
BlackRock Liquidity Series, LLC
Money Market Series	$4,118,850	$13,010

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from securities loans.

•	Fair Value Measurements -- Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1—price quotations in active markets/exchanges for identical assets and liabilities.

•

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio's investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1
Long-Term Investments[1]	167,236,790
Short-Term Securities	134,404

Total Level 1	167,371,194

Level 2—Short-Term Securities	4,118,850
Level 3	—

Total	$171,490,044

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	Par
Certificates of Deposit	(000)	Value

Domestic
State Street Bank & Trust Co.,
0.21%, 1/25/10	$2,000	$2,000,000

Euro
Credit Industriel et Commercial (CIC), London:
0.38%, 2/26/10	2,000	2,000,029
0.40%, 3/18/10	2,000	2,000,020

Yankee (a)
Abbey National Treasury Services Plc, NY (b):
0.53%, 7/20/10	2,055	2,055,000
0.25%, 11/17/10	2,500	2,500,000
BNP Paribas, NY:
0.47%, 1/08/10	2,000	2,000,000
0.45%, 1/19/10	2,000	2,000,000
0.22%, 2/23/10	1,800	1,800,000
0.32%, 5/04/10	2,000	2,000,000
Bank of Nova Scotia, Houston,
0.30%, 4/01/10	2,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY:
0.26%, 1/05/10	1,280	1,279,999
0.25%, 2/02/10	2,000	2,000,000
0.22%, 3/30/10	2,000	2,000,000
0.23%, 3/22/10	1,660	1,660,000
Barclays Bank Plc, NY:
0.65%, 2/26/10	3,000	3,000,000
0.57%, 3/24/10	1,500	1,500,000
Canadian Imperial Bank of Commerce, NY,
0.26%, 1/29/10	4,800	4,800,031
Dexia Credit Local, NY—Guaranteed,
0.53%, 1/19/10 (c)	3,500	3,500,000
DnB NOR Bank ASA, NY, 0.46%, 1/08/10	2,000	2,000,000
Rabobank Nederland NV, NY,
0.25%, 6/25/10 (b)	2,000	2,000,000
Royal Bank of Scotland Plc, CT,
0.51%, 5/18/10 (b)	2,000	2,000,000
Societe Generale, NY:
0.53%, 1/07/10	2,000	2,000,000
0.44%, 1/11/10	2,500	2,500,000
Toronto-Dominion Bank, NY,
0.24%, 11/05/10 (b)	2,000	2,000,000
UBS AG, Stamford:
0.36%, 1/06/10	2,000	2,000,000
0.35%, 1/15/10	2,000	2,000,000
1.57%, 3/08/10	3,150	3,156,982
UniCredito Italiano, NY, 0.45%, 1/29/10	1,500	1,500,000
Westpac Banking Corp., NY:
0.40%, 1/28/10	2,000	2,000,000
0.28%, 10/19/10 (b)	1,000	1,000,000
0.29%, 10/21/10 (b)	1,725	1,725,000

Total Certificates of Deposit—25.0%		65,977,061

Commercial Paper
ANZ National International Ltd.,
0.32%, 1/25/10 (d)	2,000	1,999,627
Antalis U.S. Funding Corp. (d):
0.24%, 1/08/10	2,000	1,999,947
0.25%, 1/25/10	2,000	1,999,708
0.22%, 2/05/10	3,000	2,999,413
Atlantis One Funding Corp. (d):
0.23%, 2/08/10	2,000	1,999,553
0.26%, 2/19/10	2,500	2,499,169
0.21%, 3/04/10	2,500	2,499,140
0.23%, 3/09/10	2,000	1,999,182
0.21%, 3/12/10	2,000	1,999,218
BPCE SA, 0.27%, 1/11/10 (d)	5,000	4,999,738
Bank of Nova Scotia (Scotiabank),
0.23%, 2/09/10 (d)	3,000	2,999,310
Barton Capital Corp. (d):
0.23%, 1/11/10	2,500	2,499,888
0.22%, 2/01/10	1,223	1,222,791
0.26%, 2/03/10	3,000	2,999,350
0.25%, 2/11/10	3,000	2,999,208
CBA (Delaware) Finance Inc. (d):
0.20%, 2/12/10	2,000	1,999,567
0.30%, 4/28/10	2,000	1,998,132
Cancara Asset Securitization LLC (d):
0.27%, 2/16/10	2,000	1,999,355
0.27%, 2/17/10	2,500	2,499,175
Chariot Funding LLC, 0.22%, 1/05/10 (d)	2,254	2,253,986
Citigroup Funding, Inc., 0.18%, 1/22/10 (d)	3,000	2,999,730
Clipper Receivables Co. LLC (d):
0.28%, 1/21/10	3,000	2,999,603
0.26%, 3/01/10	2,000	1,999,191
DnB NOR Bank ASA (d):
0.44%, 1/15/10	2,000	1,999,731
0.33%, 3/24/10	2,000	1,998,552
Erasmus Capital Corp., 0.32%, 1/08/10 (d)	3,000	2,999,893
Govco LLC, 0.19%, 3/19/10 (d)	1,083	1,082,577
(U.S.) Funding LLC, 0.21%, 2/23/10 (d)	2,000	1,999,417
JPMorgan Chase Funding, Inc.,
0.28%, 4/07/10 (d)	3,000	2,997,830
Manhattan Asset Funding Co. LLC,
0.25%, 1/06/10 (d)	2,500	2,499,965
Mont Blanc Capital Corp.,
0.21%, 2/04/10 (d)	2,000	1,999,638
Nieuw Amsterdam Receivables Corp. (d):
0.28%, 1/08/10	3,700	3,699,885
0.20%, 1/11/10	2,500	2,499,903
Nordea Bank North America Inc./DE,
0.23%, 1/25/10 (d)	3,000	2,999,598
Rabobank USA Financial Corp.,
0.39%, 1/14/10 (d)	3,000	2,999,675
Romulus Funding Corp. (d):
0.35%, 1/08/10	2,000	1,999,922
0.33%, 1/13/10	2,000	1,999,835
SanPaolo IMI U.S. Financial Co.,
0.17%, 1/29/10 (d)	2,000	1,999,764
Scaldis Capital LLC,
0.28%, 1/29/10 (d)	2,700	2,699,475
Societe Generale North America Inc. (d):
0.01%, 1/04/10	3,695	3,695,000
0.26%, 1/21/10	3,000	2,999,632
0.22%, 3/15/10	2,000	1,999,144
Solitaire Funding LLC, (d):
0.27%, 2/24/10	3,200	3,198,776
0.26%, 2/26/10	2,000	1,999,234
Straight-A Funding, LLC,
0.21%, 1/07/10 (d)	3,000	2,999,948
Surrey Funding Corp. (d):
0.23%, 1/07/10	3,500	3,499,933
0.23%, 1/15/10	2,500	2,499,824
0.23%, 1/19/10	2,000	1,999,808
Sydney Capital Corp. (d):
0.62%, 2/22/10	660	659,443
0.62%, 3/16/10	2,000	1,997,554
Tempo Finance Corp. (d):
0.28%, 1/04/10	2,000	2,000,000
0.28%, 1/05/10	2,500	2,499,981

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments December 31, 2009 (Concluded)	(Percentages shown are based on Net Assets)

	Par
Commercial Paper	(000)	Value

Tulip Funding Corp., 0.24%, 1/14/10 (d)	$2,500	$2,499,833
UniCredito Italiano Bank (Ireland) Plc,
0.30%, 2/26/10 (d)	2,000	1,999,117
Westpac Trust Securities NZ Ltd.,
0.36%, 11/05/10 (b)	2,400	2,400,000
Windmill Funding Corp., 0.21%, 3/08/10 (d)	3,000	2,998,898

Total Commercial Paper—51.9%		136,885,766

Corporate Notes
Commonwealth Bank of Australia,
0.30%, 11/22/10 (b)(e)	1,500	1,500,000
KBC Bank NV NY, 0.90%, 1/04/10 (a)(c)	1,640	1,640,000
Rabobank Nederland NV,
0.28%, 4/07/10 (c)(e)	3,100	3,100,000

Total Corporate Notes—2.4%		6,240,000

Municipal Bonds (c)
County of Catawba North Carolina,
RB, VRDN, Catawba Valley Medical
Center (Loc: Branch Banking & Trust Co.),
0.35%, 1/07/10	4,285	4,285,000
Triborough Bridge & Tunnel Authority,
RB, VRDN, General, Series B, (SBPA
Dexia Credit Local), 0.24%, 1/07/10	1,000	1,000,000

Total Municipal Bonds—2.0%		5,285,000

U.S. Government Sponsored Agency Obligations (b)
Fannie Mae Variable Rate Notes,
0.23%, 8/05/10	1,645	1,644,650
Federal Home Loan Bank Variable Rate Notes:
0.67%, 2/05/10	1,740	1,740,000
0.76%, 2/26/10	1,795	1,795,000
0.13%, 7/09/10	3,280	3,279,664
0.23%, 10/08/10	2,000	1,999,543
Freddie Mac Variable Rate Notes:
0.30%, 2/14/11	7,000	6,998,773
0.16%, 5/05/11	5,000	4,997,991
0.18%, 7/14/10	2,000	1,999,635
0.24%, 8/24/10	1,430	1,430,039
0.24%, 9/03/10	3,145	3,144,582

Total U.S. Government Sponsored Agency Obligations—11.0%		29,029,877

U.S. Treasury Obligations (d)
U.S. Treasury Bills:
0.15%, 6/17/10	3,000	2,997,936
0.55%, 7/01/10	2,700	2,692,724
0.31%—0.39%, 7/15/10	10,900	10,879,779
0.47%, 7/29/10	600	598,386
0.32%, 8/26/10	1,400	1,397,134
0.32%, 11/18/10	2,000	1,994,435

Total U.S. Treasury Obligations—7.8%		20,560,394

Total Investments (Cost—$263,978,098*)—100.1%		263,978,098
Liabilities in Excess of Other Assets—(0.1)%		(394,071)

Net Assets—100.0%		$263,584,027

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(d)	Rates shown are the discount rates or range of discount rates paid at the time of purchase.
(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1—price quotations in active markets/exchanges for identical assets and liabilities

• Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

• Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio's investments:

Valuation	Investments in
Inputs	Securities

Assets

Level 1	—
Level 2—Short-Term Securities[1]	$263,978,098
Level 3	—

Total	$263,978,098

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

ACE Securities Corp. (a):
Series 2003-OP1, Class A2, 0.59%,
12/25/33	USD	23	$15,262
Series 2005-ASP1, Class M1, 0.91%,
9/25/35		450	94,500
American Express Issuance Trust,
Series 2008-2, Class A, 4.02%,
1/18/11		865	868,694
Bank of America Auto Trust, Series 2009-2A,
Class A2, 1.16%, 2/15/12 (b)		595	596,446
Bear Stearns Asset Backed Securities
Trust (a):
Series 2005-4, Class A, 0.56%,
1/25/36		49	46,747
Series 2005-HE10, Class A2, 0.52%,
11/25/35		53	52,095
Series 2005-SD1, Class 1A2, 0.53%,
7/25/27		160	151,989
Series 2006-HE8, Class 1A1, 0.30%,
10/25/36		70	68,595
Chase Issuance Trust, Series 2009-A7,
Class A7, 0.68%, 9/17/12 (a)		865	866,033
Countrywide Asset-Backed Certificates (a):
Series 2003-BC3, Class A2, 0.54%,
9/25/33		37	26,643
Series 2004-5, Class A, 0.68%,
10/25/34		67	52,393
Series 2004-13, Class AF4, 4.58%,
1/25/33		428	381,171
Daimler Chrysler Auto Trust, Series 2006-D,
Class A3, 4.98%, 2/08/11		45	44,966
Irwin Home Equity Corp., Series 2005-C,
Class 1A1, 0.49%, 4/25/30 (a)		22	21,200
JPMorgan Mortgage Acquisition Corp.,
Series 2006-HE3, Class A2, 0.30%,
11/25/36 (a)		25	25,055
Lehman XS Trust, Series 2005-5N,
Class 3A2, 0.59%, 11/25/35 (a)		325	111,479
Long Beach Mortgage Loan Trust,
Series 2006-11, Class 2A1, 0.29%,
12/25/36 (a)		68	53,774
Morgan Stanley ABS Capital I,
Series 2005-HE1, Class A2MZ, 0.53%,
12/25/34 (a)		35	28,193
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.49%,
6/25/35 (a)		103	80,273
Option One Mortgage Loan Trust,
Series 2003-4, Class A2, 0.87%,
7/25/33 (a)		100	72,123
RAAC, Series 2005-SP2, Class 2A,
0.53%, 6/25/44 (a)		358	180,269
Residential Asset Mortgage Products, Inc.,
Series 2005-RS3, Class AI2, 0.40%,
3/25/35 (a)		5	4,450
Residential Asset Securities Corp.,
Series 2003-KS5, Class AIIB, 0.52%,
7/25/33 (a)		43	25,068
SLM Student Loan Trust (a):
Series 2002-1, Class A2, 0.39%,
4/25/17		271	270,212
Series 2005-4, Class A2, 0.36%,
4/26/21		250	247,950
SLM Student Loan Trust (a): (concluded)
Series 2008-5, Class A2, 1.38%,
10/25/16		920	934,085
Series 2008-5, Class A3, 1.58%,
1/25/18		230	236,449
Series 2008-5, Class A4, 1.98%,
7/25/23		630	658,406
Structured Asset Securities Corp. (a):
Series 2004-23XS, Class 2A1,
0.53%, 1/25/35		125	76,041
Series 2006-BC3, Class A2, 0.28%,
10/25/36		149	141,191
USAA Auto Owner Trust, Series 2006-4,
Class A4, 4.98%, 10/15/12		775	794,404

Total Asset-Backed Securities—7.9%			7,226,156

Corporate Bonds

Aerospace & Defense—0.1%
Honeywell International, Inc., 5.70%,
3/15/36		55	56,435
L-3 Communications Corp.:
5.88%, 1/15/15		30	29,963
Series B, 6.38%, 10/15/15		7	7,026

			93,424

Air Freight & Logistics—0.0%
United Parcel Service, Inc., 6.20%,
1/15/38		15	16,630

Airlines—0.2%
American Airlines, Inc., Series 2003-1,
3.86%, 1/09/12		75	72,208
Continental Airlines, Inc., Series 2002-1,
6.56%, 8/15/13		140	135,100

			207,308

Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc.,
3.00%, 10/15/12 (b)		925	929,334

Capital Markets—2.0%
The Bear Stearns Cos., Inc.:
0.68%, 7/19/10 (a)		145	145,248
6.95%, 8/10/12		95	106,141
CDP Financial, Inc., 3.00%,
11/25/14 (b)		520	507,421
The Goldman Sachs Group, Inc., 5.25%,
10/15/13		260	276,123
Lehman Brothers Holdings, Inc. (c)(d):
6.50%, 7/19/17		150	45
6.75%, 12/28/17		325	98
Morgan Stanley:
0.53%, 1/09/12 (a)		200	197,736
5.63%, 9/23/19		100	100,731
Series F, 5.55%, 4/27/17		460	462,036

			1,795,579

Chemicals—0.3%
Huntsman International LLC:
7.88%, 11/15/14		155	151,513
7.38%, 1/01/15		45	43,200
NOVA Chemicals Corp.:
6.50%, 1/15/12		35	35,175
3.65%, 11/15/13 (a)		85	77,775

			307,663

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Commercial Banks—1.1%
Corporacion Andina de Fomento, 6.88%
3/15/12	USD	220	$235,774
Eksportfinans ASA:
3.00%, 11/17/14		395	388,955
5.50%, 5/25/16		300	323,217
Royal Bank of Scotland Group Plc,
2.63%, 5/11/12 (b)		80	81,145

			1,029,091

Communications Equipment—0.4%
Cisco Systems, Inc., 4.45%, 1/15/20		350	343,344

Consumer Finance—0.2%
SLM Corp., 5.40%, 10/25/11		180	179,841

Containers & Packaging—0.2%
Ball Corp.:
7.13%, 9/01/16		70	71,750
7.38%, 9/01/19		70	71,925

			143,675

Diversified Financial Services—2.1%
Bank of America Corp., 4.88%, 9/15/12		195	204,329
FCE Bank Plc, 7.88%, 2/15/11	GBP	150	241,068
General Electric Capital Corp., Series A,
5.00%, 12/01/10 (e)	USD	965	1,003,606
JPMorgan Chase Bank NA, 6.00%,
7/05/17		450	476,869

			1,925,872

Diversified Telecommunication Services—2.1%
AT&T, Inc.:
6.50%, 9/01/37		475	492,338
6.55%, 2/15/39		100	105,366
GTE Corp., 6.84%, 4/15/18		270	295,774
Qwest Communications International, Inc.:
7.50%, 2/15/14		30	30,113
Series B, 7.50%, 2/15/14		15	15,056
Qwest Corp.:
8.88%, 3/15/12		30	32,250
8.38%, 5/01/16		125	134,063
Telefonica Emisiones SAU, 4.95%,
1/15/15		275	293,959
Verizon Communications, Inc., 8.75%,
11/01/18		400	499,608

			1,898,527

Electric Utilities—0.6%
Florida Power & Light Co., 5.95%,
2/01/38		225	236,363
Florida Power Corp., 6.40%, 6/15/38		75	81,884
Sierra Pacific Power Co., 6.00%,
5/15/16		190	201,361

			519,608

Food Products—0.4%
Kraft Foods, Inc., 6.50%, 8/11/17		330	358,068

Hotels, Restaurants & Leisure—0.2%
American Real Estate Partners LP, 7.13%,
2/15/13		20	20,400
Wendy's International, Inc., 6.25%,
11/15/11		190	196,650

			217,050

Household Durables—1.6%
Centex Corp., 5.13%, 10/01/13		344	350,020
D.R. Horton, Inc.:
6.88%, 5/01/13		275	281,188
6.13%, 1/15/14		305	304,238
5.63%, 9/15/14		80	77,400
KB Home, 6.38%, 8/15/11		51	51,000
Lennar Corp., Series B, 5.60%, 5/31/15		130	119,113
Pulte Homes, Inc., 5.20%, 2/15/15		95	88,588
Ryland Group, Inc., 5.38%, 5/15/12		85	86,275
Toll Brothers Finance Corp., 4.95%,
3/15/14		80	77,929

			1,435,751

IT Services—0.6%
First Data Corp., 9.88%, 9/24/15		200	186,500
Sabre Holdings Corp., 8.35%, 3/15/16		360	328,050

			514,550

Independent Power Producers & Energy Traders—0.4%
TXU Corp., 5.55%, 11/15/14		415	294,317
Texas Competitive Electric Holdings Co. LLC,
Series B, 10.25%, 11/01/15		125	101,250

			395,567

Insurance—1.3%
Hartford Life Global Funding Trusts,
0.43%, 6/16/14 (a)		550	498,984
Metropolitan Life Global Funding I (b):
2.88%, 9/17/12		150	151,177
5.13%, 4/10/13		425	450,241
Teachers Insurance & Annuity Association
of America, 6.85%, 12/16/39 (b)		135	139,555

			1,239,957

Internet & Catalog Retail—0.4%
Expedia, Inc., 7.46%, 8/15/18		300	327,375

Media—2.7%
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17 (b)		266	273,450
Comcast Cable Communications
Holdings, Inc., 8.38%, 3/15/13		600	691,618
Comcast Corp., 6.45%, 3/15/37		95	97,952
Cox Communications, Inc.:
7.13%, 10/01/12		135	149,963
8.38%, 3/01/39 (b)		200	249,036
News America, Inc.:
6.40%, 12/15/35		200	205,368
6.75%, 1/09/38		120	124,478
Time Warner Cable, Inc., 6.20%,
7/01/13		225	247,153
Time Warner Cos., Inc., 9.13%,
1/15/13		405	469,935

			2,508,953

Multi-Utilities—0.1%
Xcel Energy, Inc., 6.50%, 7/01/36		90	94,809

Oil, Gas & Consumable Fuels—3.7%
BP Capital Markets Plc, 3.13%,
3/10/12		400	412,019
Canadian Natural Resources, Ltd.,
6.25%, 3/15/38		125	129,367
Cenovus Energy, Inc., 6.75%,
11/15/39 (b)		210	228,911
ConocoPhillips, 4.60%, 1/15/15		525	557,545
Enterprise Products Operating LLC,
6.13%, 10/15/39		100	96,607
Kinder Morgan Finance Co. ULC,
5.35%, 1/05/11		190	191,900

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value

Oil, Gas & Consumable Fuels (concluded)
Kinder Morgan, Inc., 6.50%, 9/01/12	USD	55	$57,200
MidAmerican Energy Holdings Co.,
5.95%, 5/15/37		250	250,280
Motiva Enterprises LLC, 5.20%,
9/15/12 (b)		135	138,718
Petrobras International Finance Co.:
5.88%, 3/01/18		20	20,168
5.75%, 1/20/20		460	467,952
Sabine Pass LNG LP, 7.50%, 11/30/16		135	112,388
Shell International Finance BV,
4.00%, 3/21/14		450	469,589
Tennessee Gas Pipeline Co., 7.00%,
10/15/28		35	37,307
XTO Energy, Inc., 6.75%, 8/01/37		175	206,131

			3,376,082

Paper & Forest Products—0.2%
International Paper Co., 7.30%,
11/15/39		150	159,129

Pharmaceuticals—1.2%
Eli Lilly & Co., 3.55%, 3/06/12		190	197,730
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		250	268,362
Roche Holdings Inc. (b):
2.26%, 2/25/11 (a)		95	97,003
5.00%, 3/01/14		400	427,935
Wyeth, 6.00%, 2/15/36		90	94,015

			1,085,045

Real Estate Investment Trusts (REITs)—0.1%
iStar Financial, Inc., 5.65%, 9/15/11		70	51,450

Road & Rail—0.0%
The Hertz Corp., 8.88%, 1/01/14		40	40,900

Software—0.2%
Oracle Corp., 5.75%, 4/15/18		180	194,613

Thrifts & Mortgage Finance—0.4%
Achmea Hypotheekbank NV, 3.20%,
11/03/14 (b)		350	349,322

Wireless Telecommunication Services—1.5%
Cellco Partnership, 3.75%, 5/20/11		875	902,270
Vodafone Group Plc, 4.15%, 6/10/14		485	498,960

			1,401,230

Total Corporate Bonds—25.3%			23,139,747

Foreign Agency Obligations

Bundesrepublik Deutschland, Series
08, 4.75%, 7/04/40	EUR	800	1,271,442
Japan Finance Corp., 2.00%, 6/24/11	USD	235	237,834
Kreditanstalt fuer Wiederaufbau, 2.75%,
10/21/14		525	519,100
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13		30	31,630
Series E, 5.25%, 7/02/12		105	113,444
Series E, 4.38%, 1/15/13		65	68,580
Series E, 4.00%, 2/02/15		60	62,302
Mexico Government International Bond,
6.38%, 1/16/13		130	143,650
Province of Ontario, Canada:
4.10%, 6/16/14		330	344,393
Series 1, 1.88%, 11/19/12		315	312,930
Qatar Government International Bond,
4.00%, 1/20/15 (b)		115	115,288

Total Foreign Agency Obligations—3.5%			3,220,593

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations—9.6%
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 3A1, 5.36%,
8/25/35 (a)	USD	2,012	$1,718,240
CitiMortgage Alternative Loan Trust,
Series 2007-A8, Class A1, 6.00%,
10/25/37		673	453,737
Countrywide Alternative Loan Trust,
Series 2006-OC10, Class 2A1, 0.32%,
11/25/36 (a)		94	90,643
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.43%,
4/25/46 (a)		133	64,422
Series 2006-0A5, Class 3A1, 0.43%,
4/25/46 (a)		260	120,235
Series 2007-16, Class A1, 6.50%,
10/25/37		353	286,016
Series 2007-J3, Class A10, 6.00%,
7/25/37		532	390,281
Credit Suisse Mortgage Capital Certificates
Series 2006-8 Class 3A1, 6.00%,
10/25/21		163	108,805
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.50%,
8/25/35 (a)		142	122,076
GSR Mortgage Loan Trust, Series 2005-AR4,
Class 6A1, 5.25%, 7/25/35 (a)		894	821,870
Impac Secured Assets CMN Owner Trust,
Series 2004-3 (a):
Class 1A4, 0.63%, 11/25/34		65	58,136
Class M1, 1.13%, 11/25/34		500	134,270
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		56	47,824
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		57	47,604
Luminent Mortgage Trust, Series 2006-7,
Class 1A1, 0.41%, 12/25/36 (a)		553	261,427
Residential Accredit Loans, Inc.,
Series 2006-Q02, Class A1, 0.45%,
2/25/46 (a)		189	77,257
Station Place Securitization Trust,
Series 2009-1, Class A, 1.74%,
12/29/10 (a)(b)		430	427,850
Structured Adjustable Rate Mortgage
Loan Trust, Series 2007-3, Class 2A1,
5.71%, 4/25/37 (a)		723	463,845
Structured Asset Securities Corp.,
Series 2005-GEL2, Class A, 0.51%,
4/25/35 (a)		38	32,818
WaMu Mortgage Pass-Through
Certificates (a):
Series 2006-AR18, Class 1A1, 5.28%,
1/25/37		452	332,408
Series 2007-0A4, Class 1A, 1.31%,
5/25/47		169	93,099
Series 2007-0A5, Class 1A, 1.29%,
6/25/47		147	73,918
Wells Fargo Mortgage Backed Securities Trust (a):
Series 2005-AR15, Class 2A1, 5.11%,
9/25/35		937	846,003

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Non-Agency Mortgage-Backed Securities		(000)	Value

Collateralized Mortgage Obligations (concluded)
Wells Fargo Mortgage Backed Securities
Trust (a): (concluded)
Series 2006-AR2, Class 2A5, 5.02%,
3/25/36	USD	912	$734,020
Series 2006-AR3, Class A4, 5.71%,
3/25/36		816	602,632
Series 2006-AR12, Class 2A1, 6.10%,
9/25/36		189	157,664
Series 2006-AR17, Class A1, 5.33%,
10/25/36		324	240,957

			8,808,057

Commercial Mortgage-Backed Securities—11.9%
Bank of America Commercial Mortgage, Inc.:
Series 2001-1, Class B, 6.67%,
4/15/36		840	854,353
Series 2003-2,Class A3, 4.87%,
3/11/41 (a)		755	782,872
Bear Stearns Commercial Mortgage Securities:
Series 1998-C1, Class A2, 6.44%,
6/16/30		9	8,799
Series 2006-PW11, Class A4, 5.46%,
3/11/39 (a)		825	806,380
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1, 4.11%,
12/15/35		216	219,504
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4, 5.43%,
10/15/49		100	92,863
Commercial Mortgage Pass-Through
Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37 (a)		325	331,415
First Union National Bank Commercial
Mortgage, Series 1999-C4, Class E, 7.84%,
12/15/31 (a)(b)		600	600,008
GMAC Commercial Mortgage Securities, Inc.:
Series 2000-C3, Class A2, 6.96%,
9/15/35		779	801,213
Series 2001-C1, Class B, 6.67%,
4/15/34 (a)		690	703,413
Series 2003-C3, Class A3, 4.65%,
4/10/40		850	866,527
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A4, 4.76%,
6/10/36		900	903,839
JPMorgan Chase Commercial Mortgage
Securities Corp., Series 2001-CIB2,
Class A3, 6.43%, 4/15/35		735	765,499
LB-UBS Commercial Mortgage Trust:
Series 2000-C3, Class A2, 7.95%,
5/15/25 (a)		96	96,003
Series 2007-C7, Class A2, 5.59%,
9/15/45		745	754,562
Morgan Stanley Capital I, Series 2007-HQ12,
Class A2, 5.63%, 4/12/49 (a)		100	100,995
Wachovia Bank Commercial
Mortgage Trust (a):
Series 2005-C20, Class A6A, 5.11%,
7/15/42		680	680,008
Series 2005-C21, Class A3, 5.21%,
10/15/44		310	314,210
Series 2006-C26 ,Class A3, 6.01%,
6/15/45		645	611,945

Wachovia Bank Commercial
Mortgage Trust (a): (concluded)
Series 2007-C33, Class A4, 5.90%,
2/15/51	655	537,910

		10,832,318

Total Non-Agency Mortgage-Backed Securities—21.5%		19,640,375

Preferred Securities

Capital Trusts

Capital Markets—0.3%
Credit Suisse Guernsey Ltd., 5.86% (a)(f)	180	156,600
Goldman Sachs Capital II, 5.79% (a)(f)	175	135,625
Lehman Brothers Holdings Capital Trust VII,
5.86% (a)(c)(d)(f)	55	17

		292,242

Commercial Banks—0.1%
Barclays Bank Plc, 7.43% (a)(b)(f)	125	113,750

Diversified Financial Services—0.8%
General Electric Capital Corp., 6.38%,
11/15/67 (a)	175	151,813
JPMorgan Chase & Co., 7.90% (a)(f)	370	381,640
JPMorgan Chase Capital XXV, 6.80%,
10/01/37	195	193,745

		727,198

Insurance—1.0%
Chubb Corp., 6.38%, 3/29/67 (a)	200	186,000
Lincoln National Corp., 7.00%,
5/17/66 (a)	130	107,900
MetLife, Inc., 6.40%, 12/15/66	250	218,750
Progressive Corp., 6.70%, 6/15/37 (a)	190	168,125
Reinsurance Group of America, 6.75%,
12/15/65 (a)	135	114,115
The Travelers Cos., Inc., 6.25%,
3/15/67 (a)	145	132,094

		926,984

Total Preferred Securities—2.2%		2,060,174

Taxable Municipal Bonds

The Board of Trustees of The Leland
Stanford Junior University, 4.25%,
5/01/16	140	143,979
Chicago Metropolitan Water Reclamation
District-Greater Chicago Illinois, GO,
Build America Bonds, 5.72%,
12/01/38	130	130,359
Metropolitan Transportation Authority,
RB, Build America Bonds, 7.34%,
11/15/39	200	223,330
New York State Dormitory Authority, RB,
Build America Bonds, 5.63%, 3/15/39	150	143,161
Port Authority of New York & New Jersey,
RB, Consolidated, 159th Series,
6.04%, 12/01/29	105	104,392

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

		Par
Taxable Municipal Bonds		(000)	Value

State of California, GO:
Build America Bonds, 7.30%,
10/01/39	USD	195	$184,291
Various Purpose Series 3, 5.45%,
4/01/15		725	729,234
State of Texas, GO, Build America Bonds,
5.52%, 4/01/39		345	336,509

Total Taxable Municipal Bonds—2.2%			1,995,255

U.S. Government Sponsored Agency Securities

Agency Obligations—5.1%
Fannie Mae, 2.63%, 11/20/14		550	545,735
Federal Home Loan Banks, 5.38%,
5/15/19 (g)		1,230	1,316,483
Federal Home Loan Bank of Chicago,
5.63%, 6/13/16		550	554,507
Freddie Mac:
1.13%, 12/15/11 (g)		1,460	1,455,464
1.75%, 6/15/12		300	301,329
Tennessee Valley Authority, 5.25%,
9/15/39		450	445,885

			4,619,403

Collateralized Mortgage Obligations—2.2%
Fannie Mae Trust Series 2004-25 Class PA
5.50%, 10/25/30		197	201,711
Freddie Mac Multiclass Certificates:
Series 2982, Class LC, 4.50%,
1/15/25		229	230,955
Series 3020, Class MA, 5.50%,
4/15/27		307	314,229
Series 3067, Class PG, 5.50%,
6/15/25		160	162,766
Series 3068, Class VA, 5.50%,
10/15/16		284	299,443
Series 3087, Class VA, 5.50%,
3/15/15		758	798,664

			2,007,768

Federal Deposit Insurance Corporation Guaranteed—6.2%
Citibank NA:
1.38%, 8/10/11		1,400	1,403,711
1.75%, 12/28/12		605	599,677
Citigroup Funding, Inc.:
2.13%, 7/12/12		375	377,896
1.88%, 10/22/12		700	697,355
General Electric Capital Corp.:
2.25%, 3/12/12		450	456,521
2.00%, 9/28/12		450	450,582
2.13%, 12/21/12		1,035	1,035,959
2.63%, 12/28/12		650	661,968

			5,683,669

Interest Only Collateralized Mortgage Obligations—0.1%
Ginnie Mae Trust, Series 2009-26,
Class SC, 5.95%, 1/16/38		772	97,763

Mortgage-Backed Securities—60.8%
Fannie Mae Mortgage Backed Securities:
4.00%, 12/01/14—1/01/40 (h)	1,700	1,674,250
4.50%, 1/15/25—1/15/40 (h)	12,222	12,223,580
4.84%, 8/01/38 (a)	597	626,978
5.00%, 1/01/23—1/15/40 (h)	8,948	9,207,670
5.50%, 1/15/25—1/15/40 (h)(i)	11,069	11,622,010
6.00%, 2/01/17—1/15/40 (h)	3,843	4,094,290
6.50%, 1/15/40 (h)	1,400	1,499,313
7.00%, 2/01/16	43	46,294
Freddie Mac Mortgage Backed Securities:
5.00%, 2/01/22—1/15/40 (h)	630	656,675
5.06%, 4/01/38 (a)	534	562,765
5.50%, 11/01/38—1/15/40 (h)	2,074	2,173,855
6.00%, 6/01/35—1/15/40 (h)	8,240	8,746,232
Ginnie Mae Mortgage Backed Securities:
5.00%, 1/15/40 (h)	1,600	1,645,250
5.50%, 5/20/36	50	52,786
6.50%, 1/15/40 (h)	800	850,500

		55,682,448

Total U.S. Government Sponsored Agency Securities—74.4%		68,091,051

U.S. Treasury Obligations

U.S. Treasury Bonds:
7.25%, 5/15/16	540	668,461
8.13%, 8/15/19 (g)	2,010	2,705,335
8.13%, 8/15/21 (g)	1,210	1,659,590
8.00%, 11/15/21	1,400	1,906,407
7.13%, 2/15/23	300	384,750
U.S. Treasury Notes:
2.13%, 11/30/14 (g)	4,220	4,120,113
4.00%, 8/15/18 (l)	800	817,062
3.38%, 11/15/19 (g)	9,600	9,234,048
5.25%, 2/15/29	650	704,235
3.50%, 2/15/39	1,190	974,684
4.25%, 5/15/39	265	248,603
4.50%, 8/15/39 (e)(l)	2,010	1,964,461
U.S. Treasury STRIPS, 4.60%, 8/15/20 (j)	1,615	1,027,479

Total U.S. Treasury Obligations—28.8%		26,415,228

Total Long-Term Investments
(Cost—$155,298,879)—165.8%		151,788,579

Short-Term Securities

Borrowed Bond Agreements—2.7%
Barclays Capital Inc., 0.02%, 1/13/10	1,357	1,356,906
Credit Suisse Securities (USA) LLC,
0.00%, 1/13/10	203	202,519
JPMorgan Securities Inc., 0.05%,
1/13/10	969	968,994

Total Short-Term Securities
(Cost—$2,528,419)—2.7%		2,528,419

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts(k)	Value

Over-the-Counter Call Swaptions Purchased—0.3%
Receive a fixed rate of 2.25% and pay a
floating rate based on 3-month LIBOR,
Expires 2/25/10, Broker Morgan Stanley
Capital Services Inc.	4	$392
Receive a fixed rate of 1.92% and pay a
floating rate based on 3-month LIBOR,
Expires 9/02/10, Broker Morgan Stanley
Capital Services Inc.	7	35,843
Receive a fixed rate of 1.95% and pay a
floating rate based on 3-month LIBOR,
Expires 9/03/10, Broker Citibank NA	7	37,141
Receive a fixed rate of 3.90% and pay a
floating rate based on 3-month LIBOR,
Expires 11/16/10, Broker Goldman Sachs
Bank USA	2	32,118
Receive a fixed rate of 5.71% and pay a
floating rate based on 3-month LIBOR,
Expires 5/25/12, Broker Deutsche Bank AG	2	183,696

		289,190

Over-the-Counter Put Swaptions Purchased—1.5%
Pay a fixed rate of 5.35% and receive a
floating rate based on 3-month LIBOR,
Expires 2/04/10, Broker JPMorgan
Chase Bank NA	10	676
Pay a fixed rate of 4.50% and receive a
floating rate based on 3-month LIBOR,
Expires 3/15/10, Broker Royal Bank
of Scotland Plc	4	31,361
Pay a fixed rate of 1.92% and receive a
floating rate based on 3-month LIBOR,
Expires 9/02/10, Broker Morgan Stanley
Capital Services, Inc.	7	20,958
Pay a fixed rate of 1.95% and receive a
floating rate based on 3-month LIBOR,
Expires 9/03/10, Broker Citibank NA	7	20,550
Pay a fixed rate of 3.90% and receive a
floating rate based on 3-month LIBOR,
Expires 11/16/10, Broker Goldman
Sachs Bank USA	2	98,125
Pay a fixed rate of 5.71% and receive a
floating rate based on 3-month LIBOR,
Expires 5/25/12, Broker Deutsche
Bank AG	2	81,092
Pay a fixed rate of 5.04% and receive a
floating rate based on 3-month LIBOR,
Expires 10/15/12, Broker JPMorgan
Chase Bank NA	7	496,370
Pay a fixed rate of 5.17% and receive a
floating rate based on 3-month LIBOR,
Expires 10/23/12, Broker JPMorgan
Chase Bank NA	7	460,477
Pay a fixed rate of 5.09% and receive a
floating rate based on 3-month LIBOR,
Expires 10/29/12, Broker Credit Suisse
International	1	78,677
Pay a fixed rate of 4.71% and receive a
floating rate based on 3-month LIBOR,
Expires 11/18/13, Broker JPMorgan
Chase Bank NA	2	71,668

		1,359,954

	Contracts

Exchange-Traded Put Options Purchased—0.1%
10-Year US Treasury Bond, Strike Price
USD 117, Expires 2/19/10	26	53,625
Euro-Dollar Future, Strike Price USD 98.75,
Expires 9/13/10	62	44,950

		98,575

Total Options Purchased
(Cost—$1,532,339)—1.9%		1,747,719

Total Investments Before Borrowed Bonds,
TBA Sale Commitments and Options Written
(Cost—$159,359,637*)—170.4%		156,064,717

	Par
Borrowed Bonds	(000)

U.S. Treasury Notes, 3.38% 11/15/19	$2,595	(2,496,079)

Total Borrowed Bonds
(Proceeds—$2,568,044)—(2.7)%		(2,496,079)

TBA Sale Commitments (h)

Fannie Mae Mortgage Backed Securities:
4.50%, 1/15/25—1/15/40	4,500	(4,491,563)
5.00%, 1/01/23—1/15/40	7,400	(7,598,767)
5.50%, 1/15/25—1/15/40	6,400	(6,699,001)
6.00%, 2/01/17—1/15/40	3,400	(3,600,811)
Freddie Mac Mortgage Backed Securities:
5.00%, 2/01/22—1/15/40	400	(418,125)
6.00%, 6/01/35—1/15/40	6,400	(6,785,997)

Total TBA Sale Commitments
(Proceeds—$29,822,188)—(32.3)%		(29,594,264)

Options Written	Contracts(k)

Over-the-Counter Call Swaptions Written—(1.3)%
Pay a fixed rate of 3.18% and receive a
floating rate based on 3-month LIBOR,
Expires 1/06/10, Broker Citibank NA	2	(20)
Pay a fixed rated of 3.60% and receive a
floating rate based on 3-month LIBOR,
Expires 2/04/10, Broker JPMorgan
Chase Bank NA	1	(1,406)
Pay a fixed rated of 3.86% and receive a
floating rate based on 3-month LIBOR,
Expires 3/22/10, Broker Citibank NA	2	(16,464)
Pay a fixed rated of 3.85% and receive a
floating rate based on 3-month LIBOR,
Expires 4/16/10, Broker Citibank NA	5	(57,850)
Pay a fixed rate of 4.12% and receive a
floating rate based on 3-month LIBOR,
Expires 8/26/10, Broker Goldman
Sachs Bank USA	1	(21,746)
Pay a fixed rate of 4.12% and receive a
floating rate based on 3-month LIBOR,
Expires 8/27/10, Broker Morgan
Stanley Capital Services, Inc.	1	(21,634)
Pay a fixed rate of 5.40% and receive a
floating rate based on 3-month LIBOR,
Expires 12/14/10, Broker UBS, AG	2	(141,561)
Pay a fixed rated of 4.12% and receive a
floating rate based on 3-month LIBOR,
Expires 12/20/10, Broker Deutsche Bank AG	2	(44,070)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts(k)	Value

Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 5.56% and receive a
floating rate based on 3-month LIBOR,
Expires 10/12/12, Broker UBS, AG	7	$(764,485)
Pay a fixed rated of 4.84% and receive a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan
Chase Bank NA	1	(36,908)
Pay a fixed rated of 4.89% and receive a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG	1	(43,426)

		(1,149,570)

Over-the-Counter Put Swaptions Written—(1.5)%
Receive a fixed rate of 3.18% and pay a
floating rate based on 3-month LIBOR,
Expires 1/06/10, Broker Citibank NA	2	(134,690)
Receive a fixed rate of 4.10% and pay a
floating rate based on 3-month LIBOR,
Expires 2/04/10, Broker JPMorgan
Chase Bank NA	1	(8,038)
Receive a fixed rated of 5.50% and pay a
floating rate based on 3-month LIBOR,
Expires 3/15/10, Broker Royal Bank
of Scotland Plc	4	(2,747)
Receive a fixed rated of 3.86% and pay a
floating rate based on 3-month LIBOR,
Expires 3/22/10, Broker Citibank NA	2	(45,905)
Receive a fixed rate of 3.85% and pay a
floating rate based on 3-month LIBOR,
Expires 4/16/10, Broker Citibank NA	5	(174,240)
Receive a fixed rate of 4.12% and pay a
floating rate based on 3-month LIBOR,
Expires 8/26/10, Broker Goldman
Sachs Bank USA	1	(35,249)
Receive a fixed rate of 4.12% and pay a
floating rate based on 3-month LIBOR,
Expires 8/27/10, Broker Morgan
Stanley Capital Services, Inc.	1	(35,544)
Receive a fixed rate of 5.40% and pay a
floating rate based on 3-month LIBOR,
Expires 12/14/10, Broker UBS, AG	2	(29,297)
Receive a fixed rate of 4.12% and pay a
floating rate based on 3-month LIBOR,
Expires 12/20/10, Broker Deutsche
Bank AG	2	(88,472)
Receive a fixed rate of 6.04% and pay a
floating rate based on 3-month LIBOR,
Expires 10/15/12, Broker JPMorgan
Chase Bank NA	7	(295,711)
Receive a fixed rate of 5.56% and pay a
floating rate based on 3-month LIBOR,
Expires 10/12/12, Broker UBS, AG	7	(87,642)
Receive a fixed rate of 6.17% and pay a
floating rate based on 3-month LIBOR,
Expires 10/23/12, Broker JPMorgan
Chase NA	7	(273,947)
Receive a fixed rate of 6.09% and pay a
floating rate based on 3-month LIBOR,
Expires 10/29/12, Broker Credit Suisse
International	1	(46,913)

	Contracts

Receive a fixed rate of 4.84% and pay a
floating rate based on 3-month LIBOR,
Expires 12/02/14, Broker JPMorgan
Chase Bank NA	1(k)	(60,610)
Receive a fixed rate of 4.89% and pay a
floating rate based on 3-month LIBOR,
Expires 12/03/14, Broker Deutsche
Bank AG	1(k)	(67,860)

		(1,386,865)

Exchange-Traded Put Options Written—(0.0)%
10-Year US Treasury Bond, Strike Price
USD 116, Expires 2/19/10	26	(37,375)
Euro-Dollar Future, Strike Price USD 98.25,
Expires 9/13/10	62	(25,575)

		(62,950)

Total Options Written
(Premiums Received—$2,438,362)—(2.8)%		(2,599,385)

Total Investments Net of Borrowed Bonds, TBA Sale
Commitments and Options Written—132.6%		121,374,989

Liabilities in Excess of Other Assets—(32.6)%		(29,819,616)

Net Assets—100.0%		$91,555,373

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$159,362,681

Gross unrealized appreciation	$3,019,716
Gross unrealized depreciation	(6,317,680)

Net unrealized depreciation	$(3,297,964)

(a)	Variable rate security. Rate shown is as of report date.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Issuer filed for bankruptcy and/or is in default of interest payments.
(d)	Non-income producing security.
(e)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(f)	Security is perpetual in nature and has no stated maturity date.
(g)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(h)	Represents or includes a to-be-announced (TBA) transaction. Net unsettled TBA transactions as of report date were as follows:

		Unrealized
		Appreciation
Counterparty	Value	(Depreciation)

Bank of America NA	$370,563	$461
BNP Paribas	$850,500	$(3,747)
CitiGroup Global Markets	$719,907	$(9,070)
Credit Suisse Securities LLC	$(1,351,297)	$14,216
Deutsche Bank Securities, Inc.	$(1,763,985)	$45,264
Goldman Sachs & Co.	$9,776,470	$(120,235)
JPMorgan Securities, Ltd.	$(715,251)	$8,273
Morgan Stanley Capital Services, Inc.	$(5,243,279)	$29,733

(i)	All or a portion of security has been pledged as collateral in connection with swaps.
(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(k)	One contract represents a notional amount of $1 million.
(l)	Securities, or a portion thereof, subject to treasury rolls.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)

•

For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Reverse repurchase agreements outstanding as of December 31, 2009 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount

Credit Suisse
Securities (USA) LLC	0.01%	10/23/09	TBD	$2,752,639	$2,752,193
JPMorgan Securities, Inc.	0.05%	12/11/09	1/13/10	591,298	591,281
JPMorgan Securities, Inc.	0.06%	12/11/09	1/13/10	8,949,639	8,949,281
JPMorgan Securities, Inc.	0.09%	12/11/09	1/13/10	4,194,866	4,194,614
JPMorgan Securities, Inc.	0.12%	12/11/09	1/13/10	1,734,976	1,734,838
JPMorgan Securities, Inc.	0.08%	12/22/09	1/13/10	777,022	777,000
JPMorgan Securities, Inc.	0.15%	12/22/09	1/13/10	1,391,325	1,391,250

Total				$20,391,765	$20,390,457

•      Financial futures contracts sold as of December 31, 2009 were as follows:

		Expiration	Notional	Unrealized
Contracts	Issue	Date	Value	Appreciation

29	2-Year U.S. Treasury Bond	March 2010	$6,298,027	$26,324
168	5-Year U.S. Treasury Bond	March 2010	$19,535,520	319,207
28	10-Year U.S. Treasury Bond	March 2010	$3,283,825	51,138
14	30-Year U.S. Treasury Bond	March 2010	$1,697,032	81,782

Total				$478,451

•      Foreign currency exchange contracts as of December 31, 2009 were as follows:

Currency		Currency			Settlement	Unrealized
Purchased		Sold		Counterparty	Date	Appreciation

USD	1,397,310	EUR	940,000	Citibank NA	1/20/10	$49,797
USD	262,283	GBP	158,000	Citibank NA	1/27/10	7,123

Total						$56,920

•      Interest rate swaps outstanding as of December 31, 2009 were as follows:

				Notional	Unrealized
				Amount	Appreciation
Fixed Rate	Floating Rate	Counterparty	Expiration	(000)	(Depreciation)

5.02% (a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD 3,200	$267,622
4.87% (a)	3-month LIBOR	UBS AG	October 2012	USD 2,900	230,531
4.67% (a)	3-month LIBOR	Deutsche Bank AG	October 2012	USD 3,300	244,953
2.25% (b)	3-month LIBOR	Deutsche Bank AG	December 2012	USD 1,120	(6,519)
3.05% (b)	3-month LIBOR	Credit Suisse International	August 2014	USD 1,400	(13,637)
2.79% (b)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	USD 560	3,802
2.61% (a)	3-month LIBOR	Citibank NA	December 2014	USD 2,000	(32,476)
2.37% (a)	3-month LIBOR	JPMorgan Chase Bank NA	December 2014	USD 3,600	(96,007)
2.63% (a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2014	USD 3,700	(55,588)
2.81% (a)	3-month LIBOR	Citibank NA	February 2016	USD 1,000	(28,464)
3.68% (a)	3-month LIBOR	Deutsche Bank AG	August 2019	USD 2,100	(43,242)
3.47% (a)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD 2,000	(77,963)
3.73% (b)	3-month LIBOR	Citibank NA	October 2019	USD 600	11,203
3.50% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD 300	11,498
3.70% (a)	3-month LIBOR	Credit Suisse International	December 2019	USD 2,000	(45,592)
3.66% (b)	3-month LIBOR	Credit Suisse International	December 2019	USD 800	20,761
3.40% (b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD 2,800	132,093
3.50% (a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD 400	(15,688)
4.24% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD 350	(4,368)
4.42% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	USD 1,160	(27,979)
4.35% (b)	3-month LIBOR	JPMorgan Chase Bank NA	July 2039	USD 600	16,974

Total					$491,914

(a)	Pays floating interest rate and receives fixed rate.
(b)	Pays fixed interest rate and receives floating rate.
(c)	Pays fixed interest amount and receives floating amount at expiration.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Continued)

•      Credit default swaps on single-name issuers—buy protection outstanding as of December 31, 2009 were as follows:

				Notional	Unrealized
	Pay			Amount	Appreciation
Issuer	Rate	Counterparty	Expiration	(000)	(Depreciation)

Centex Corp.	6.92%	JPMorgan Chase Bank NA	December 2010	USD 140	$(8,611)
Limited Brands, Inc.	1.07%	UBS AG	December 2010	USD 295	555
Radio Shack Corp.	1.16%	UBS AG	December 2010	USD 295	(1,223)
Knight Inc.	1.80%	Credit Suisse International	January 2011	USD 190	(1,924)
Sara Lee Corp.	0.60%	JPMorgan Chase Bank NA	March 2011	USD 295	(1,134)
Computer Sciences Corp.	0.88%	Morgan Stanley Capital Services, Inc.	June 2011	USD 290	(3,008)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD 70	2,222
Wendy's International Inc.	2.90%	JPMorgan Chase Bank NA	December 2011	USD 190	(6,796)
NOVA Chemicals Corp.	5.00%	Citibank NA	March 2012	USD 15	(730)
Macy's, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD 130	(19,113)
Macy's, Inc.	8.00%	Morgan Stanley Capital Services, Inc.	June 2012	USD 45	(7,156)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank NA	June 2012	USD 20	(861)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank NA	June 2012	USD 85	(6,288)
Knight Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2012	USD 55	(387)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank NA	June 2013	USD 275	(27,939)
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	September 2013	USD 285	(3,123)
Expedia, Inc.	5.00%	Citibank NA	September 2013	USD 200	(30,749)
Expedia, Inc.	5.18%	Goldman Sachs Bank USA	September 2013	USD 100	(16,021)
Centex Corp.	4.40%	JPMorgan Chase Bank NA	December 2013	USD 170	(22,306)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD 300	(39,024)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD 85	(7,348)
D.R. Horton, Inc.	1.00%	JPMorgan Chase Bank NA	March 2014	USD 305	(5,043)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD 40	(12,339)
Toll Brothers Finance Corp.	2.00%	JPMorgan Chase Bank NA	March 2014	USD 80	(2,097)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank NA	September 2014	USD 80	(9,873)
Macy's, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD 45	(527)
Energy Future Holdings Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD 355	(31,553)
Energy Future Holdings Corp.	5.00%	JPMorgan Chase Bank NA	December 2014	USD 60	(6,939)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	December 2014	USD 155	(57,038)
Huntsman International LLC	5.00%	Goldman Sachs Bank USA	March 2015	USD 45	(13,512)
Pulte Homes, Inc.	3.00%	JPMorgan Chase Bank NA	March 2015	USD 95	(4,820)
Lennar Corp.	5.86%	JPMorgan Chase Bank NA	June 2015	USD 130	(15,980)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD 70	(11,230)
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD 45	(7,020)
First Data Corp.	5.00%	JPMorgan Chase Bank NA	December 2015	USD 85	(13,636)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank NA	March 2016	USD 360	(157,884)

Total					$(550,455)

Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

Level 1—price quotations in active markets/exchanges for identical assets and liabilities.

Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation	Investments in
Inputs	Securities

	Assets	Liabilities

Level 1	—	—
Level 2
Long-Term Investments[1]	$150,996,017	—
Short-Term Securities:
Borrowed Bond Agreements	2,528,419	—
Borrowed Bonds		$(2,496,079)
TBA Sale Commitments	—	(29,594,264)

Total Level 2	153,524,436	(32,090,343)

Level 3
Long-Term Investments:
Asset-Backed Securities	364,712	—
Non-Agency Mortgage-Backed Securities	427,850	—

Total Level 3	792,562	—

Total	$154,316,998	$(32,090,343)

[1]	See above Schedule of Investments for values in each security type excluding the security type in Level 3 within the table.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments December 31, 2009 (Concluded)

Valuation	Other Financial
Inputs	Instruments[2]

	Assets	Liabilities

Level 1	$577,026	$(62,950)
Level 2	2,648,278	(3,504,843)
Level 3	—	(32,347)

Total	$3,225,304	$(3,600,140)

[2]

Other financial instruments are swaps, financial futures contracts, foreign currency exchange contracts, options purchased and options written. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options purchased and options written are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities

		Non-Agency
		Mortgage-
	Asset-Backed	Backed
	Securities	Securities	Total

Balance, as of December 31, 2008	—	—	—
Accrued discounts/premiums	—	—	—
Realized gain (loss)	$(56)	—	$(56)
Change in unrealized
appreciation/depreciation[3]	58,487	—	58,487
Net purchases (sales)	(101,013)	—	(101,013)
Net transfers in/out of Level 3	407,294	$427,850	835,144

Balance, as of December 31, 2009	$364,712	$427,850	$792,562

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at December 31, 2009 was $58,487.

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial
Instruments[4]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized
appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in/out of Level 3	$(32,347)

Balance, as of December 31, 2009	$(32,347)

[4]	Other financial instruments are swaps.

See Notes to Financial Statements.

[This Page Intentionally Left Blank]

BlackRock Series Fund, Inc.
Statements of Assets and Liabilities December 31, 2009

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Assets:
Investments at value—unaffiliated[2,3]	$692,201,995	$158,189,476	$295,938,070	$416,824,593	$49,570,427	$167,236,790	$263,978,098	$156,064,717
Investments at value—affiliated[4]	7,757,000	9,709,249	4,234,016	445,018	244,034	4,253,254	—	—
Structured options at value[5]	—	—	442,500	—	—	—	—	—
Cash	—	—	—	—	255	—	987	1,566,128
Cash held as collateral for short sales	—	—	982,241	—	—	—	—	—
Foreign currency at value[6]	438,419	—	299,355	—	—	—	—	1,185
Unrealized appreciation on swaps	465,812	—	13,595	400,244	—	—	—	942,214
Unrealized appreciation on foreign currency exchange contracts	185,334	—	34,568	—	—	—	—	56,920
TBA sales commitments receivable	72,811,523	—	—	244,813,781	—	—	—	29,822,188
Investments sold receivable	5,715,450	—	159,528	75,239,956	376,125	—	—	1,177,555
Interest receivable	1,999,023	—	1,100,593	1,427,371	854,723	—	107,384	1,018,941
Swaps premiums paid	929,325	—	—	—	—	—	—	484,719
Dividends receivable	331,846	115,215	319,936	—	2,444	146,555	—	—
Swaps receivable	152,999	—	1,161	431,898	—	—	—	183,974
Margin variation receivable	116,268	—	47,028	—	—	—	—	71,777
Capital shares sold receivable	7,553	7,662	2,034	—	—	2,170	40,676	—
Securities lending income receivable—affiliated	181	1,519	2,201	—	—	1,147	—	—
Principal paydowns receivable	—	—	—	—	271	—	—	30
Prepaid expenses	46,773	26,263	32,597	39,272	35,927	26,572	26,891	29,623
Other assets	133,791	—	22,576	243,894	—	136,688	—	4,597

Total assets	783,293,292	168,049,384	303,631,999	739,866,027	51,084,206	171,803,176	264,154,036	191,424,568

Liabilities:
TBA sale commitments at value[7]	72,283,859	—	—	242,383,165	—	—	—	29,594,264
Reverse repurchase agreements	49,553,132	—	—	21,991,875	—	—	—	20,390,457
Collateral at value—securities loaned	7,757,000	9,222,200	—	—	—	4,118,850	—	—
Borrowed bonds[8]	6,228,173	—	—	10,773,056	—	—	—	2,496,079
Options written at value[9]	4,483,508	—	718,976	—	—	—	—	2,599,385
Investments sold short at value[10]	—	—	927,056	—	—	—	—	—
Unrealized depreciation on swaps	1,881,012	—	29,353	1,107,749	—	—	—	1,000,755
Unrealized depreciation on foreign currency exchange contracts	—	—	210,962	—	—	—	—	—
Unrealized depreciation on unfunded loan commitments	—	—	—	—	9,668	—	—	—
Investments purchased payable	88,606,760	—	39,521	337,049,075	458,868	—	—	40,412,535
Bank overdraft	1,292,920	—	3,240,465	—	—	—	—	—
Treasury rolls payable	809,941	—	—	—	—	—	—	2,774,290
Income dividends payable	—	—	—	470,849	469,172	—	—	426,924
Swap premiums received	—	—	—	908,707	—	—	—	—
Margin variation payable	—	—	—	87,033	—	—	—	—
Investment advisory fees payable	164,798	46,904	88,702	36,482	6,781	49,851	55,725	21,187
Capital shares redeemed payable	82,314	113,143	43,441	107,290	1,537	39,375	471,655	8,677
Swaps payable	72,093	—	—	403,855	—	—	—	64,353
Deferred foreign capital gain tax payable	—	—	44,578	—	—	—	—	—
Interest expense payable	11,922	—	—	5,050	—	—	—	4,514
Other affiliates payable	2,630	726	1,369	720	210	780	2,180	1,316
Officer’s and Directors' fees payable	188	279	99	265	211	103	353	239
Other liabilities payable	3,902	—	205	—	—	—	—	31,530
Other accrued expenses payable	91,342	33,350	95,008	44,613	34,333	28,216	40,096	42,690

Total liabilities	233,325,494	9,416,602	5,439,735	615,369,784	980,780	4,237,175	570,009	99,869,195

Net Assets	$549,967,798	$158,632,782	$298,192,264	$124,496,243	$50,103,426	$167,566,001	$263,584,027	$91,555,373

Net Assets Consist of:
Paid-in capital	$623,189,581	$256,512,819	$291,385,248	$127,237,664	$78,167,334	$206,278,206	$263,572,682	$101,674,108
Undistributed (distributions in excess of) net investment income	583,965	26,307	(2,450,756)	591,897	(48,699)	356,584	—	397,346
Accumulated net realized gain (loss)	(119,137,107)	(129,415,978)	(14,142,851)	(3,038,602)	(28,070,768)	(57,549,289)	11,345	(7,840,284)
Net unrealized appreciation/depreciation	45,331,359	31,509,634	23,400,623	(294,716)	55,559	18,480,500	—	(2,675,797)

Net Assets	$549,967,798	$158,632,782	$298,192,264	$124,496,243	$50,103,426	$167,566,001	$263,584,027	$91,555,373

Shares outstanding, $0.10 par value[11]	41,650,062	6,837,301	20,830,080	11,300,273	10,094,019	9,869,329	263,572,682	8,486,316

Net asset value, offering and redemption price per share	$13.20	$23.20	$14.32	$11.02	$4.96	$16.98	$1.00	$10.79

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost—unaffiliated	$648,027,442	$126,682,838	$272,397,806	$419,406,390	$49,505,200	$148,756,290	$263,978,098	$159,359,637

[3] Securities loaned	$7,497,960	$8,873,298	—	—	—	$3,954,153	—	—

[4] Investments at cost—affiliated	$7,757,000	$9,709,249	$4,198,197	$445,018	$244,034	$4,253,254	—	—

[5] Structured options at cost	—	—	$0	—	—	—	—	—

[6] Foreign currency at cost	$433,440	—	$293,866	—	—	—	—	$1,198

[7] Proceeds received TBA sale commitments	$72,811,523	—	—	$244,813,781	—	—	—	$29,822,188

[8] Proceeds received borrowed bond agreements	$6,402,073	—	—	$10,861,627	—	—	—	$2,568,044

[9] Premiums received	$5,331,954	—	$375,012	—	—	—	—	$2,438,362

[10] Proceeds received investments sold short	—	—	$798,470	—	—	—	—	—

[11] Authorized shares	300 million	100 million	100 million	100 million	100 million	100 million	2 billion	100 million

See Notes to Financial Statements.

68 & 69

BlackRock Series Fund, Inc.
Statements of Operations Year Ended December 31, 2009

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Investment Income:
Interest	$10,542,241	—	$4,675,201	$5,894,180	$4,174,120	—	$2,223,451	$5,421,777
Dividends	6,395,695	$1,656,742	3,756,879	—	—	$3,066,670	—	—
Foreign taxes withheld	—	(7,444)	(139,552)	—	—	—	—	—
Income—affiliated	18,956	2,688	9,273	97,099	11,455	113	—	—
Securities lending—affiliated	181	5,423	2,461	—	—	13,010	—	—
Facility and other fees	—	—	—	—	29,614	—	—	—

Total income	16,957,073	1,657,409	8,304,262	5,991,279	4,215,189	3,079,793	2,223,451	5,421,777

Expenses:
Investment advisory	1,817,669	487,384	936,183	497,055	143,302	541,971	1,019,860	326,404
Accounting services	196,778	54,230	111,674	60,734	21,484	60,910	124,491	42,678
Professional	81,674	55,006	86,551	54,489	47,162	45,226	61,161	43,651
Custodian	72,503	25,466	99,438	43,621	14,810	24,271	20,010	39,659
Pricing	48,232	1,225	50,127	12,218	31,585	1,007	1,579	50,793
Printing	38,473	10,712	19,069	10,917	3,313	11,398	22,261	7,216
Officer and Directors	30,964	19,716	23,319	20,093	16,745	20,105	24,574	18,545
Transfer agent	5,000	5,000	5,000	5,000	5,000	5,000	5,000	5,000
Registration	39	39	39	39	39	39	39	39
Federal insurance	—	—	—	—	—	—	91,218	—
Miscellaneous	28,642	13,696	25,295	15,923	10,967	13,959	16,532	13,121

Total expenses excluding interest and dividend expense	2,319,974	672,474	1,356,695	720,089	294,407	723,886	1,386,725	547,106
Interest expense	36,222	—	—	26,692	—	—	—	22,689
Dividend expense	—	—	33,273	—	—	—	—	—

Total expenses	2,356,196	672,474	1,389,968	746,781	294,407	723,886	1,386,725	569,795
Less fees waived by advisor	(1,242)	(1,377)	(47,062)	(32,496)	(94,981)	(684)	(82,640)	(85,800)

Total expenses after fees waived	2,354,954	671,097	1,342,906	714,285	199,426	723,202	1,304,085	483,995

Net investment income	14,602,119	986,312	6,961,356	5,276,994	4,015,763	2,356,591	919,366	4,937,782

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	4,648,508	4,547	(8,645,220)[2]	(848,915)	(2,201,250)	(17,618,353)	13,170	(5,046,225)
Foreign currency transactions	25,002	—	(2,834,533)	—	—	—	—	(31,305)
Financial futures contracts and swaps	(2,294,474)	—	(423,278)	(3,467,298)	—	—	—	(850,854)
Short sales	—	—	(618,161)	—	—	—	—	—
Written and structured options	724,828	—	123,581	1,289,764	—	—	—	(27,121)

	3,103,864	4,547	(12,397,611)	(3,026,449)	(2,201,250)	(17,618,353)	13,170	(5,955,505)

Net change in unrealized appreciation/depreciation on:
Investments	69,740,553	43,805,702	60,560,038 [3]	(6,018,978)	15,451,356	47,046,339	—	11,970,317
Foreign currency transactions	60,034	527	(344,887)	—	—	—	—	52,238
Financial futures contracts and swaps	(1,814,072)	—	(356,153)	(721,655)	—	—	—	(426,769)
Short sales	—	—	(542,635)	—	—	—	—	—
Written and structured options	3,055,705	—	90,936	2,006,064	—	—	—	1,665,029
Unfunded corporate loans	—	—	—	—	(9,668)	—	—	—
Borrowed bonds	173,900	—	—	88,571	—	—	—	71,965

	71,216,120	43,806,229	59,407,299	(4,645,998)	15,441,688	47,046,339	—	13,332,780

Total realized and unrealized gain (loss)	74,319,984	43,810,776	47,009,688	(7,672,447)	13,240,438	29,427,986	13,170	7,377,275

Net Increase (Decrease) in Net Assets Resulting from Operations	$88,922,103	$44,797,088	$53,971,044	$(2,395,453)	$17,256,201	$31,784,577	$932,536	$12,315,057

[1]	Consolidated Statement of Operations.
[2]	Includes $189,756 loss from affiliates.
[3]	Net of $44,578 deferred foreign capital gain tax.

See Notes to Financial Statements.

70 & 71

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio Year Ended December 31,		BlackRock Fundamental Growth Portfolio Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008

Operations:
Net investment income	$14,602,119	$20,192,802	$986,312	$1,334,436
Net realized gain (loss)	3,103,864	(96,870,724)	4,547	(31,001,112)
Net change in unrealized appreciation/depreciation	71,216,120	(126,665,384)	43,806,229	(56,096,670)

Net increase (decrease) in net assets resulting from operations	88,922,103	(203,343,306)	44,797,088	(85,763,346)

Dividends to Shareholders from:
Net investment income	(14,774,006)	(19,700,021)	(991,986)	(1,250,002)

Capital Share Transactions:
Net decrease in net assets derived from capital
share transactions	(48,878,725)	(61,618,354)	(13,125,175)	(18,813,214)

Net Assets:
Total increase (decrease) in net assets	25,269,372	(284,661,681)	30,679,927	(105,826,562)
Beginning of year	524,698,426	809,360,107	127,952,855	233,779,417

End of year	$549,967,798	$524,698,426	$158,632,782	$127,952,855

Undistributed net investment income	$583,965	$224,682	$26,307	$31,981

	BlackRock Global Allocation Portfolio Year Ended December 31,		BlackRock Government Income Portfolio Year Ended December 31,
Increase (Decrease) in Net Assets:	2009[1]	2008	2009	2008

Operations:
Net investment income	$6,961,356	$7,203,275	$5,276,994	$5,020,198
Net realized gain (loss)	(12,397,611)	23,832,311	(3,026,449)	3,431,935
Net change in unrealized appreciation/depreciation	59,407,299	(101,275,757)	(4,645,998)	3,051,948

Net increase (decrease) in net assets resulting from operations	53,971,044	(70,240,171)	(2,395,453)	11,504,081

Dividends and Distributions to Shareholders from:
Net investment income	(5,675,855)	(17,999,984)	(6,338,931)	(3,588,711)
Net realized gain	—	(22,023,664)	(325,430)	—
Tax return of capital	(1,297,925)	—	—	—

Decrease in net assets resulting from dividends and
distributions to shareholders	(6,973,780)	(40,023,648)	(6,664,361)	(3,588,711)

Capital Share Transactions:
Net increase (decrease) in net assets derived from
capital share transactions	(5,396,226)	28,212,811	(14,321,625)	(14,627,730)

Net Assets:
Total increase (decrease) in net assets	41,601,038	(82,051,008)	(23,381,439)	(6,712,360)
Beginning of year	256,591,226	338,642,234	147,877,682	154,590,042

End of year	$298,192,264	$256,591,226	$124,496,243	$147,877,682

Undistributed (distributions in excess of) net investment income	$(2,450,756)	$(874,638)	$591,897	$867,196

1 Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)

	BlackRock High Income Portfolio Year Ended December 31,		BlackRock Large Cap Core Portfolio Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008

Operations:
Net investment income	$4,015,763	$3,843,730	$2,356,591	$2,779,375
Net realized loss	(2,201,250)	(3,559,227)	(17,618,353)	(38,384,554)
Net change in unrealized appreciation/depreciation	15,441,688	(13,076,147)	47,046,339	(70,447,678)

Net increase (decrease) in net assets resulting from operations	17,256,201	(12,791,644)	31,784,577	(106,052,857)

Dividends and Distributions to Shareholders from:
Net investment income	(4,001,351)	(3,878,795)	(2,440,199)	(2,500,013)
Net realized gain	—	—	—	(3,900,911)

Decrease in net assets resulting from dividends and
distributions to shareholders	(4,001,351)	(3,878,795)	(2,440,199)	(6,400,924)

Capital Share Transactions:
Net increase (decrease) in net assets derived from
capital share transactions	5,790,862	(3,094,574)	(20,864,675)	(39,703,872)

Net Assets:
Total increase (decrease) in net assets	19,045,712	(19,765,013)	8,479,703	(152,157,653)
Beginning of year	31,057,714	50,822,727	159,086,298	311,243,951

End of year	$50,103,426	$31,057,714	$167,566,001	159,086,298

Undistributed (distributions in excess of) net investment income	$(48,699)	$(61,365)	$356,584	$440,192

	BlackRock Money Market Portfolio Year Ended December 31,		BlackRock Total Return Portfolio Year Ended December 31,
Increase (Decrease) in Net Assets:	2009	2008	2009	2008

Operations:
Net investment income	$919,366	$8,811,090	$4,937,782	$5,874,685
Net realized gain (loss)	13,170	19,751	(5,955,505)	441,136
Net change in unrealized appreciation/depreciation	—	—	13,332,780	(15,762,736)

Net increase (decrease) in net assets resulting from operations	932,536	8,830,841	12,315,057	(9,446,915)

Dividends and Distributions to Shareholders from:
Net investment income	(941,891)	(8,811,090)	(5,179,334)	(6,178,111)
Net realized gain	(1,825)	—	—	—

Decrease in net assets resulting from dividends and
distributions to shareholders	(943,716)	(8,811,090)	(5,179,334)	(6,178,111)

Capital Share Transactions:
Net increase (decrease) in net assets derived from
capital share transactions	(49,193,218)	11,014,936	(21,688,607)	9,675,245

Net Assets:
Total increase (decrease) in net assets	(49,204,398)	11,034,687	(14,552,884)	(5,949,781)
Beginning of year	312,788,425	301,753,738	106,108,257	112,058,038

End of year	$263,584,027	$312,788,425	$91,555,373	$106,108,257

Undistributed net investment income	—	$22,525	$397,346	$292,465

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights

	BlackRock Balanced Capital Portfolio Year Ended December 31,
	2009		2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$11.43		$16.25	$15.83	$14.24	$13.95

Net investment income[1]	0.34		0.43	0.44	0.40	0.31
Net realized and unrealized gain (loss)	1.79		(4.80)	0.45	1.61	0.31

Net increase (decrease) from investment operations	2.13		(4.37)	0.89	2.01	0.62

Dividends from net investment income	(0.36)		(0.45)	(0.47)	(0.42)	(0.33)

Net asset value, end of year	$13.20		$11.43	$16.25	$15.83	$14.24

Total Investment Return:[2]
Based on net asset value	18.64%		(26.84)%	5.64%	14.09%	4.45%

Ratios to Average Net Assets:
Total expenses	0.46%		0.50%	0.41%	0.42%	0.42%

Total expenses after fees waived	0.46%		0.50%	0.41%	0.42%	0.42%

Total expenses after fees waived and excluding
interest expense	0.45%		0.42%	0.41%	0.42%	0.42%

Net investment income	2.84%		2.99%	2.63%	2.69%	2.19%

Supplemental Data:
Net assets, end of year (000)	$549,968		$524,698	$809,360	$862,210	$847,520

Portfolio turnover	461%	[3]	383% [4]	451%	113%	90%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 335%.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 283%.

	BlackRock Fundamental Growth Portfolio Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$16.99	$28.05	$23.55	$22.69	$21.19

Net investment income[1]	0.14	0.17	0.17	0.21	0.19
Net realized and unrealized gain (loss)	6.22	(11.06)	4.50	0.88	1.52

Net increase (decrease) from investment operations	6.36	(10.89)	4.67	1.09	1.71

Dividends from net investment income	(0.15)	(0.17)	(0.17)	(0.23)	(0.21)

Net asset value, end of year	$23.20	$16.99	$28.05	$23.55	$22.69

Total Investment Return:[2]
Based on net asset value	37.40%	(38.81)%	19.83%	4.78%	8.06%

Ratios to Average Net Assets:
Total expenses	0.49%	0.44%	0.43%	0.43%	0.43%

Total expenses after fees waived	0.49%	0.44%	0.43%	0.43%	0.43%

Net investment income	0.72%	0.71%	0.66%	0.90%	0.88%

Supplemental Data:
Net assets, end of year (000)	$158,633	$127,953	$233,779	$228,741	$257,059

Portfolio turnover	81%	116%	81%	75%	79%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (Continued)

	BlackRock Global Allocation Portfolio Year Ended December 31,
	2009[1]	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$11.97	$17.95	$17.03	$16.35	$15.41

Net investment income[2]	0.34	0.38	0.40	0.43	0.37
Net realized and unrealized gain (loss)	2.35	(4.14)	2.65	2.32	1.29

Net increase (decrease) from investment operations	2.69	(3.76)	3.05	2.75	1.66

Dividends and distributions from:
Net investment income	(0.28)	(1.00)	(0.65)	(0.53)	(0.52)
Net realized gain	—	(1.22)	(1.48)	(1.54)	(0.20)
Tax return of capital	(0.06)	—	—	—	—

Total dividends and distributions	(0.34)	(2.22)	(2.13)	(2.07)	(0.72)

Net asset value, end of year	$14.32	$11.97	$17.95	$17.03	$16.35

Total Investment Return:[3]
Based on net asset value	22.59%	(20.75)%	17.96%	16.89%[4]	10.84%

Ratios to Average Net Assets:
Total expenses	0.53%	0.60%	0.51%	0.50%	0.51%

Total expenses after fees waived	0.51%	0.55%	0.51%	0.49%	0.49%

Total expenses after fees waived and excluding
dividend expense	0.50%	0.50%	0.51%	0.49%	0.49%

Net investment income	2.63%	2.31%	2.21%	2.47%	2.36%

Supplemental Data:
Net assets, end of year (000)	$298,192	$256,591	$338,642	$305,221	$263,057

Portfolio turnover	39%	53%	40%	102%	38%

[1]	Consolidated financial highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	The previous investment advisor reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.

	BlackRock Government Income Portfolio Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$11.75	$11.15	$11.20	$11.27	$11.41

Net investment income[1]	0.43	0.39	0.54	0.51	0.44
Net realized and unrealized gain (loss)	(0.62)	0.49	(0.04)	(0.06)	(0.05)

Net increase (decrease) from investment operations	(0.19)	0.88	0.50	0.45	0.39

Dividends and distributions from:
Net investment income	(0.51)	(0.28)	(0.55)	(0.52)	(0.53)
Net realized gain	(0.03)	—	—	—	—

Total dividends and distributions	(0.54)	(0.28)	(0.55)	(0.52)	(0.53)

Net asset value, end of year	$11.02	$11.75	$11.15	$11.20	$11.27

Total Investment Return:[2]
Based on net asset value	(1.61)%	8.01%	4.66%	4.10%	3.44%

Ratios to Average Net Assets:
Total expenses	0.53%	0.67%	0.51%	0.44%	0.44%

Total expenses after fees waived	0.51%	0.67%	0.50%	0.44%	0.44%

Total expenses after fees waived and excluding
interest expense	0.49%	0.48%	0.48%	0.44%	0.44%

Net investment income	3.76%	3.47%	4.93%	4.60%	3.85%

Supplemental Data:
Net assets, end of year (000)	$124,496	$147,878	$154,590	$168,566	$182,900

Portfolio turnover	2,598% [3]	6,059% [4]	2,313%	425%	79%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,947%.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 5,555%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (Continued)

	BlackRock High Income Portfolio Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$3.56	$5.47	$5.76	$5.70	$6.09

Net investment income	0.43	0.43	0.45	0.43	0.46
Net realized and unrealized gain (loss)	1.39	(1.91)	(0.29)	0.06	(0.34)

Net increase (decrease) from investment operations	1.82	(1.48)	0.16	0.49	0.12

Dividends from net investment income	(0.42)	(0.43)	(0.45)	(0.43)	(0.51)

Net asset value, end of year	$4.96	$3.56	$5.47	$5.76	$5.70

Total Investment Return:[1]
Based on net asset value	53.68%	(28.61)%	2.75%	8.98%	2.14%

Ratios to Average Net Assets:
Total expenses	0.73%	0.66%	0.56%	0.53%	0.52%

Total expenses after fees waived	0.49%	0.50%	0.50%	0.50%	0.50%

Net investment income	9.91%	8.83%	7.84%	7.57%	7.78%

Supplemental Data:
Net assets, end of year (000)	$50,103	$31,058	$50,823	$58,007	$58,147

Portfolio turnover	107%	53%	55%	66%	33%

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

	BlackRock Large Cap Core Portfolio Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$14.02	$23.58	$25.18	$23.96	$21.25

Net investment income[1]	0.23	0.24	0.28	0.25	0.16
Net realized and unrealized gain (loss)	2.98	(9.21)	1.83	3.36	2.71

Net increase (decrease) from investment operations	3.21	(8.97)	2.11	3.61	2.87

Dividends and distributions from:
Net investment income	(0.25)	(0.23)	(0.29)	(0.26)	(0.16)
Net realized gain	—	(0.36)	(3.42)	(2.13)	—

Total dividends and distributions	(0.25)	(0.59)	(3.71)	(2.39)	(0.16)

Net asset value, end of year	$16.98	$14.02	$23.58	$25.18	$23.96

Total Investment Return:[2]
Based on net asset value	22.90%	(37.95)%	8.29%	15.06%	13.49%

Ratios to Average Net Assets:
Total expenses	0.47%	0.45%	0.43%	0.43%	0.43%

Total expenses after fees waived	0.47%	0.44%	0.43%	0.43%	0.43%

Net investment income	1.54%	1.22%	1.05%	0.99%	0.72%

Supplemental Data:
Net assets, end of year (000)	$167,566	$159,086	$311,244	$320,187	$307,946

Portfolio turnover	150%	104%	74%	64%	80%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Financial Highlights (Concluded)

	BlackRock Money Market Portfolio Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.0000

Net investment income	0.0030	0.0278	$0.0492	$0.0460	$0.0284
Net realized and unrealized gain	0.0000	0.0000	0.0002	0.0003	0.0001

Net increase from investment operations	0.0030	0.0278	0.0494	0.0463	0.0285

Dividends and distributions from:
Net investment income	(0.0031)	(0.0278)	(0.0492)	(0.0460)	(0.0284)
Net realized gain	(0.0000)	—	—	—	—

Total dividends and distributions	(0.0031)	(0.0278)	(0.0492)	(0.0460)	(0.0284)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return:[1]
Based on net asset value	0.32%	2.83%	5.03%	4.66%	2.84%

Ratios to Average Net Assets:
Total expenses	0.48%	0.43%	0.41%	0.41%	0.42%

Total expenses after fees waived	0.45%	0.43%	0.41%	0.41%	0.42%

Net investment income	0.32%	2.77%	4.92%	4.62%	2.82%

Supplemental Data:
Net assets, end of year (000)	$263,584	$312,788	$301,754	$303,180	$303,999

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

	BlackRock Total Return Portfolio Year Ended December 31,
	2009	2008	2007	2006	2005

Per Share Operating Performance:
Net asset value, beginning of year	$9.94	$11.37	$11.41	$11.45	$11.85

Net investment income[1]	0.55	0.54	0.55	0.52	0.44
Net realized and unrealized gain (loss)	0.88	(1.42)	(0.05)	(0.05)	(0.21)

Net increase (decrease) from investment operations	1.43	(0.88)	0.50	0.47	0.23

Dividends and distributions from:
Net investment income	(0.58)	(0.55)	(0.54)	(0.51)	(0.58)
Net realized gain	—	—	—	—	(0.05)
Tax return of capital	—	—	—	(0.00)[2]	—

Total dividends and distributions	(0.58)	(0.55)	(0.54)	(0.51)	(0.63)

Net asset value, end of year	$10.79	$9.94	$11.37	$11.41	$11.45

Total Investment Return:[3]
Based on net asset value	14.81%	(7.77)%	4.47%	4.37%	2.01%

Ratios to Average Net Assets:
Total expenses	0.62%	0.57%	0.49%	0.52%	0.50%

Total expenses after fees waived	0.52%	0.54%	0.49%	0.50%	0.49%

Total expenses after fees waived and excluding
interest expense	0.50%	0.50%	0.49%	0.50%	0.49%

Net investment income	5.35%	5.03%	4.88%	4.65%	3.73%

Supplemental Data:
Net assets, end of year (000)	$91,555	$106,108	$112,058	$116,151	$122,838

Portfolio turnover	847% [4]	871% [5]	281%	312%	236%

[1]	Based on average shares outstanding.
[2]	Amount is less than $(0.01) per share.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 568%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 607%.

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with generally accepted accounting principles of the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers shares to insurance companies for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Portfolios’ policy is to value instruments at fair value. BlackRock Money Market Portfolio investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the maturity of the security. The Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, and BlackRock Total Return Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities is estimated based on models. The models consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To be announced (“TBA”) commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Certain Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. The Money Market Series’ investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service or through brokers using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of each Portfolio are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated pre-payment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loans: Certain Portfolios may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

The Portfolios earn and/or pay facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent and prepayment penalty fees. Facility, commitment and amendment fees are typically amortized over the term of the loan. Consent fees and various other fees are recorded as income. Prepayment penalty fees are recorded as realized gains. When the Portfolios buy a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolios may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Portfolios may include covenant waiver fees and covenant modification fees.

The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.

As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolios’ investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Portfolios’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. The Portfolios account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that each Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Repurchase Agreements: Certain Portfolios may invest in repurchase agreements, under which the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Portfolios’ custodian. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Certain agreements have an open-ended maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Portfolios’ obligation to repurchase the securities.

Short Sales: When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently “marked to market” to reflect the market value of the short sale. When the Portfolio makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

TBA Commitments: Certain Portfolios may enter into TBA commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets.

Borrowed Bond Agreements: In a borrowed bond agreement, certain Portfolios may borrow securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Portfolio’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Portfolio may be delayed or limited.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Zero Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that each Portfolio either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA’s beyond normal settlement, options, written options, structured options, swaps, forward foreign currency contracts, short sales, borrowed bonds or financial futures contracts), or certain borrowings (e.g. reverse repurchase agreements), each Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Portfolio has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of realized gain, if any, on investments are paid at least annually. For BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital.

Securities Lending: Certain Portfolios may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios on the next business day. The Portfolios typically receive the income on the loaned securities but does not receive the income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Portfolios’ US federal tax returns remain open for each of the four years ended December 31, 2009. The statutes of limitations on the Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) for transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, the FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Portfolios’ financial statements and disclosures, if any, is currently being assessed.

Bank Overdraft: BlackRock Balanced Capital Portfolio recorded a bank overdraft, which resulted from failed trades and BlackRock Global Allocation Portfolio recorded a bank overdraft, which resulted from estimates of available cash.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

Basis of Consolidation: The financial statements and these notes to the financial statements for BlackRock Global Allocation Portfolio are consolidated and include the operations of both BlackRock Global Allocation Portfolio and its wholly owned subsidiary, BlackRock Cayman Global Allocation Fund I, Ltd., after elimination of all intercompany transactions and balances. BlackRock Cayman Global Allocation Fund I, Ltd. primarily invests in commodity-related instruments.

2. Derivative Financial Instruments:

The Portfolios may engage in various portfolio investment strategies both to increase the returns of the Portfolios and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Portfolios may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Portfolio and its counterparties. The ISDA Master Agreement allows each Portfolio to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, the Portfolios bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Portfolios’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Portfolios. For OTC purchased options, the Portfolios bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Portfolios do not give rise to counterparty credit risk, as written options obligate the Portfolios to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or a Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded options is minimal because of the protection against defaults provided by the exchange on which they trade.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Financial Futures Contracts: Certain Portfolios may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by a Portfolio as unrealized gains or losses. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio positions (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options—Certain Portfolios may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of written options, to generate gains from option premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Portfolio enters into a closing transaction), a Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value. A Portfolio may execute transactions in both listed and OTC options.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Certain Portfolios invest in structured options with approved counterparties to increase or decrease their exposure to underlying securities (equity risk). These structured options are European-Style Options and consist of multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but maybe transferred/sold prior to the expiration date. Each of the component options is purchased or sold on a single underlying index. The value on structured options will increase when the value of the underlying index increases, and decrease when the value of the underlying index decreases. The Portfolio may also invest in structured options the return of which is inversely related to changes in an index (“Inverse Structured Options”). In general, the value on Inverse Structured

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Options will decrease when the value of the underlying index increases, and increase when the value of the underlying index decreases. Upon the exercise of the structured option, a Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps—Certain Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by a Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Portfolio’s basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

  Credit default swaps—Certain Portfolios may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Portfolio enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

  Interest rate swaps—Certain Portfolios may enter into interest rate swaps for investment purposes or to manage their interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

  Total return swaps—Certain Portfolios may enter into total return swaps to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party commits to pay interest in exchange for the total return (coupons plus capital gains/losses) of an underlying asset. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

	Values of Derivative Instruments as of December 31, 2009
	Asset Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

	Statements of Assets and Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/
	depreciation/Unrealized
	appreciation on swaps/
	Investments at value—
	unaffiliated	$5,066,168	—	$1,357,221	$3,165,607

Foreign currency exchange contracts	Unrealized appreciation
	on foreign currency
	exchange contracts	185,334	$34,568	—	56,920

Credit contracts	Unrealized appreciation
	on swaps	6,033	—	—	2,777

Equity contracts*	Net unrealized appreciation/
	depreciation/Unrealized
	appreciation on swaps/
	Investments at value—
	unaffiliated/Structured
	options at value	—	745,413	—	—

Total		$5,257,535	$779,981	$1,357,221	$3,225,304

	Liability Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

	Statements of Assets and Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/
	depreciation/Unrealized
	depreciation on swaps/
	Options written at value	$5,326,291	—	$1,312,319	$3,046,908

Foreign currency exchange contracts	Unrealized depreciation
	on foreign currency
	exchange contracts	—	$210,962	—	—

Credit contracts	Unrealized depreciation
	on swaps	1,038,229	—	—	553,232

Equity contracts*	Net unrealized appreciation/
	depreciation/Unrealized
	depreciation on swaps/
	Options written at value	—	783,410	—	—

Total		$6,364,520	$994,372	$1,312,319	$3,600,140

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedules of Investments. Only current day's margin variation is reported within the Statements of Assets and Liabilities.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

The Effect of Derivative Instruments on the Statements of Operations
Year Ended December 31, 2009

	Net Realized Gain (Loss) from
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Interest rate contracts:
Financial futures contracts	$198,204	$(13,142)	$(3,802,361)	$(268,236)
Swaps	(1,932,842)	—	335,063	(334,689)
Options**	422,508	—	1,246,854	(79,292)
Foreign currency transactions:
Foreign currency transactions	(13,868)	(2,861,825)	—	930
Options**	—	(56,085)	—	—
Credit contracts:
Swaps	(559,836)	(447,418)	—	(247,929)
Equity contracts:
Financial futures contracts	—	(253,691)	—	—
Options**	—	608,282	—	—
Swaps	—	290,973	—	—

Total	$(1,885,834)	$(2,732,906)	$(2,220,444)	$(929,216)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Interest rate contracts:
Financial futures contracts	$215,519	$19,328	$1,071,903	$431,867
Swaps	(903,351)	—	(1,793,558)	(267,179)
Options**	3,477,894	—	738,792	1,452,755
Foreign currency transactions:
Foreign currency transactions	81,594	(361,634)	—	52,146
Options**	—	(48,334)	—	—
Credit contracts:
Swaps	(1,126,240)	(118,874)	—	(591,457)
Equity contracts:
Financial futures contracts	—	(240,850)	—	—
Options**	—	117,041	—	—
Swaps	—	(15,757)	—	—

Total	$1,745,416	$(649,080)	$17,137	$1,078,132

**	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

For the year ended December 31, 2009, the average derivative activity was as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Futures:
Average number of contracts	327	103	627	149
Average value	$450,516	$261,703	$298,479	$232,351
Foreign currency exchange contracts:
Average number of contracts	2	53	—	1
Average US dollar amount	$3,073,100	$35,916,822	—	$832,778
Options purchased:
Average number of contracts	125	572	48	61
Average premium	$1,460,236	$446,654	$563,059	$774,635
Structured options:
Average number of contracts	—	748	—	—
Average premium	—	$2,522,015	—	—
Credit default swaps:
Average number of positions	40	13	—	40
Average notional value	$12,003,750	$3,086,159	—	$5,978,750
Interest rate swaps:
Average number of positions	19	—	16	20
Average notional value	$57,403,750	—	$74,672,500	$34,937,500
Total return swaps:
Average number of positions	—	2	—	—
Average notional value	—	$1,369,133	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Fund’s portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based upon the aggregate average daily value of the eight combined Portfolios’ average daily net assets at the following rates: 0.50% of the Portfolios’ average daily net assets not exceeding $250 million; 0.45% of next $50 million; 0.40% of the next $100 million; 0.35% of the next $400 million; and 0.30% of average daily net assets in excess of $800 million. The portion of the assets of a Portfolio to which the rate at each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average daily net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager has entered into sub-advisory agreements, on behalf of each Portfolio, with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”), BlackRock International Limited (“BIL”) and BlackRock Institutional Management Corporation, Inc. (“BIMC”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisors

BlackRock Balanced Capital Portfolio
BlackRock Fundamental Growth Portfolio
BlackRock Global Allocation Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Portfolio
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio
BlackRock Total Return Portfolio

BIM and BFM BIM BIM and BIL BFM BFM BIM BIMC BFM

The Manager pays each sub-advisor for the services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Portfolio to the Manager.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

The Manager contractually agreed to waive or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses until May 1, 2010, in order to limit expenses. This agreement is reviewed annually by the Board. The expense limitations as a percentage of net assets are as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Fundamental Growth Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock Government Income Portfolio	0.50%
BlackRock High Income Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%

Effective July 1, 2009, the expense limitations as a percentage of net assets for BlackRock Fundamental Growth Portfolio and BlackRock Global Allocation Portfolio changed from 0.50% to 0.57%.

The following Portfolios had waivers that are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2009, the amounts were as follows:

	Fees	Fees
	Earned	Waived

BlackRock Global Allocation Portfolio	$936,183	$46,508
BlackRock Government Income Portfolio	$497,055	$26,285
BlackRock High Income Portfolio	$143,302	$94,981
BlackRock Total Return Portfolio	$326,404	$85,800

The Manager voluntarily agreed to waive a portion of its investment advisory fee and/or reimburse operating expenses to enable BlackRock Money Market Portfolio to maintain minimum levels of net investment income. This amount is shown as fees waived by advisor in the Statements of Operations. The Manager may discontinue this waiver or reimbursement at any time.

The Manager has agreed to waive its advisory fees by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through their investment in affiliated money market funds. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2009, the amounts were as follows:

Fees Waived
by Manager

BlackRock Balanced Capital Portfolio	$1,242
BlackRock Fundamental Growth Portfolio	$1,377
BlackRock Global Allocation Portfolio	$554
BlackRock Government Income Portfolio	$6,211
BlackRock Large Cap Core Portfolio	$684

In addition, for the year ended December 31, 2009, the Portfolios reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursements for Accounting Services

BlackRock Balanced Capital Portfolio	$10,039
BlackRock Fundamental Growth Portfolio	$2,606
BlackRock Global Allocation Portfolio	$5,200
BlackRock Government Income Portfolio	$3,161
BlackRock High Income Portfolio	$759
BlackRock Large Cap Core Portfolio	$2,877
BlackRock Money Market Portfolio	$6,167
BlackRock Total Return Portfolio	$1,955

The Fund, on behalf of the Portfolios, has also entered into a Distribution Agreement with BlackRock Investments, LLC, which is an affiliate of BlackRock.

The Fund has received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM, on behalf of the Portfolios, may invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Portfolios on such investments is shown as securities lending—affiliated in the Statements of Operations. For the year ended December 31, 2009, BIM received securities lending agent fees as follows:

Securities Lending
Agent Fees

BlackRock Balanced Capital Portfolio	$49
BlackRock Fundamental Growth Portfolio	$1,385
BlackRock Global Allocation Portfolio	$551
BlackRock Large Cap Core Portfolio	$3,238

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Transfer agency fees borne by the Portfolios are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

writing, anti-money laundering services and customer identification services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments (including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities) for the year ended December 31, 2009 were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio

Total Purchases	$1,825,133,279	$110,271,969	$66,781,716	$2,892,775,660	$49,014,783	$229,058,250	$642,676,759

Total Sales	$1,861,039,044	$123,136,159	$74,461,724	$2,684,342,671	$40,418,245	$250,230,996	$653,909,315

For the year ended December 31, 2009, purchases and sales of US government securities were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Total Purchases	$691,734,861	$23,634,025	$1,510,721,957	$312,174,157

Total Sales	$653,972,560	$25,945,072	$1,547,365,203	$289,861,739

For the year ended December 31, 2009, purchases and sales of mortgage dollar rolls were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Total Purchases	$687,187,838	$1,060,103,317	$311,616,018

Total Sales	$687,661,106	$1,060,579,319	$310,282,797

Transactions in options written for the year ended December 31, 2009 were as follows:

	BlackRock Balanced Capital Portfolio		BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio		BlackRock Total Return Portfolio
	Contracts†	Premiums Received	Contracts	Premiums Received	Contracts†	Premiums Received	Contracts	Premiums Received

Call options written outstanding
at beginning of year	29	$941,030	12,714	$1,302,152	33	$1,713,550	14	$581,350
Options written	85	3,885,750	2,735	929,687	3	139,500	25	982,433
Options exercised	(20)	(520,000)	(768)	(226,148)	(21)	(929,250)
Options expired	—	—	(12,653)	(1,167,341)	—	—	—	—
Options closed	(45)	(2,272,920)	(1,195)	(567,226)	(15)	(923,800)	(14)	(646,973)

Call options written
outstanding at end of year	49	$2,033,860	833	$271,125	—	—	25	$916,810

	BlackRock Balanced Capital Portfolio		BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio		BlackRock Total Return Portfolio
	Contracts†	Premiums Received	Contracts	Premiums Received	Contracts†	Premiums Received	Contracts	Premiums Received

Put options written outstanding
at beginning of year	29	$897,030	9,400	$6,063	33	$1,713,550	14	$581,350
Options written	421	5,204,717	420	195,799	128	342,275	133	1,587,175
Options exercised	(3)	(882)	(9,400)	(6,063)	—	—	—	—
Options expired	(20)	(476,000)	(313)	(91,845)	(79)	(1,023,338)	—	—
Options closed	(150)	(2,326,771)	(1)	(67)	(82)	(1,032,487)	(15)	(646,973)

Put options written
outstanding at end of year	277	$3,298,094	106	$103,887	—	—	132	$1,521,552

†	One contract represents a notional amount of $1 million, $2,500, $1,000 or $100.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

5. Commitments:

Certain Portfolios may invest in floating rate loans. In connection with these investments, the Portfolios may also enter into unfunded corporate loans (“commitments”). Commitments may obligate the Portfolios to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolios earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of December 31, 2009, BlackRock High Income Portfolio had the following unfunded loan commitments:

BlackRock High Income Portfolio	Unfunded Commitment (000)	Value of Underlying Loans (000)

Delphi Holdings LLP	$64	$54

6. Borrowings:

The Fund, on behalf of the Portfolios, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. Each Portfolio, except BlackRock Money Market Portfolio, may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under each Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Portfolio based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to each Portfolio based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Portfolios did not borrow under the credit agreement during the year ended December 31, 2009.

For the year ended December 31, 2009, the Portfolios’ average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls and the daily weighted average interest rate were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Government Income Portfolio	BlackRock Total Return Portfolio

Average Borrowings (000)	$23,007	$21,345	$12,806
Daily weighted average interest rate	0.16%	0.10%	0.15%

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2009 attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, non-deductible expenses, the expiration of capital loss carryforwards and net paydown gains (losses) were reclassified to the following accounts:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Total Return Portfolio

Paid-in capital	—	—	$(2,494)	$(8,474,548)	—
Undistributed (distributions in excess of) net investment income	$531,170	$(2,861,619)	$786,638	$(1,746)	$346,433
Accumulated net realized gain (loss)	$(531,170)	$2,861,619	$(784,144)	$8,476,294	$(346,433)

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Ordinary income
12/31/2009	$14,774,006	$991,986	$5,675,855	$6,664,361	$4,001,351	$2,440,199	$942,379	$5,179,334
12/31/2008	19,700,021	1,250,002	19,304,794	3,588,711	3,878,795	3,593,065	8,808,562	6,178,111

Long-term capital gains
12/31/2009	—	—	—	—	—	—	1,337	—
12/31/2008	—	—	20,718,854	—	—	2,807,859	2,528	—

Tax return of capital
12/31/2009	—	—	1,297,925	—	—	—	—	—
12/31/2008	—	—	—	—	—	—	—	—

Total distributions
12/31/2009	$14,774,006	$991,986	$6,973,780	$6,664,361	$4,001,351	$2,440,199	$943,716	$5,179,334

12/31/2008	$19,700,021	$1,250,002	$40,023,648	$3,588,711	$3,878,795	$6,400,924	$8,811,090	$6,178,111

As of December 31, 2009, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio

Undistributed ordinary income	$758,428	$26,307	$—	$591,897	$60,536	$356,584	$11,345	$448,967
Capital loss carryforwards	(111,019,578)	(126,740,069)	(10,912,464)	(1,856,146)	(27,907,284)	(52,078,791)	—	(7,091,811)
Net unrealized gains (losses)*	37,039,367	28,833,725	17,719,480	(1,477,172)	(217,160)	13,010,002	—	(3,475,891)

Total	$(73,221,783)	$(97,880,037)	$6,807,016	$(2,741,421)	$(28,063,908)	$(38,712,205)	$11,345	$(10,118,735)

*

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain futures, options and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of post-October losses on investments in passive foreign investment companies for tax purposes, the classification of investments, the recognition for tax purposes of gain/loss on the transfer of securities to a foreign corporation and other temporary differences.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

As of December 31, 2009, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,	BlackRock Balanced Capital Portfolio	BlackRock Fundamental Growth Portfolio	BlackRock Global Allocation Portfolio	BlackRock Government Income Portfolio	BlackRock High Income Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio

2010	—	$61,514,097	—	—	$10,420,967	—	—
2011	$18,456,704	35,877,169	—	—	9,089,143	—	—
2012	—	—	—	—	—	—	—
2013	—	—	—	—	1,975,092	—	—
2014	—	—	—	—	664,870	—	$455,164
2015	—	—	—	—	—	—	—
2016	10,384,594	117,171	—	—	2,675,598	$17,479,224	727,271
2017	82,178,280	29,231,632	$10,912,464	$1,856,146	3,081,614	34,599,567	5,909,376

Total	$111,019,578	$126,740,069	$10,912,464	$1,856,146	$27,907,284	$52,078,791	$7,091,811

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

BlackRock Fundamental Growth Portfolio and BlackRock Large Cap Core Portfolio invest a significant portion of their assets in securities in the information technology sector and health care sector, respectively. Changes in economic conditions affecting the information technology and health care sector would have a greater impact on the respective Portfolio, and could affect the value, income and/or liquidity of positions in such securities.

BlackRock Global Allocation Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of December 31, 2009, BlackRock Global Allocation Portfolio had the following industry classifications:

Percent of
Long-Term
Industry	Investments

U.S. Treasury Obligations	10%
Oil & Gas	10
Foreign Agency Obligations	9
Metals & Mining	7
Other *	64

*	All other industries held each were less than 5% of long-term investments.

9. Federal Insurance:

The BlackRock Money Market Portfolio participated in the US Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”). As a result of the Portfolio’s participation in the Program, in the event the Portfolio’s net asset value fell below $0.995 per share, shareholders in the Portfolio would have had federal insurance of $1.00 per share up to the lesser of shareholders’ balances in the Portfolio as of the close of business on September 19, 2008, or the remaining balances of such shareholder accounts as of the date the guarantee was triggered. Any increase in the number of shares in a shareholder’s balance after the close of business on September 19, 2008 and any future investments after a shareholder had closed their account would not be guaranteed. As a participant of the Program, which expired September 18, 2009, the Portfolio paid a participation fee of 0.03% for the period December 19, 2008 through September 18, 2009 of the Portfolio’s shares outstanding value as of September 19, 2008. This participation fee is included in federal insurance expense in the Statements of Operations.

BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)

10. Capital Share Transactions:

Transactions in capital shares were as follows:

	BlackRock Balanced Capital Portfolio		BlackRock Fundamental Growth Portfolio		BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio

Year Ended December 31, 2009	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	92,857	$1,098,446	132,396	$2,486,627	1,310,329	$17,580,296	1,910,502	$21,765,201
Shares issued to shareholders
in reinvestment of
dividends and distributions	1,113,387	14,774,006	42,568	991,986	499,861	6,973,780	553,603	6,240,215

Total issued	1,206,244	15,872,452	174,964	3,478,613	1,810,190	24,554,076	2,464,105	28,005,416
Shares redeemed	(5,461,805)	(64,751,177)	(866,711)	(16,603,788)	(2,409,092)	(29,950,302)	(3,750,764)	(42,327,041)

Net decrease	(4,255,561)	$(48,878,725)	(691,747)	$(13,125,175)	(598,902)	$(5,396,226)	(1,286,659)	$(14,321,625)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio

Year Ended December 31, 2009	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	3,176,728	$13,446,846	158,504	$2,378,296	53,440,858	$53,440,858	719,118	$7,544,209
Shares issued to shareholders
in reinvestment of
dividends and distributions	907,508	3,755,212	145,528	2,440,199	943,716	943,716	513,733	5,179,334

Total issued	4,084,236	17,202,058	304,032	4,818,495	54,384,574	54,384,574	1,232,851	12,723,543
Shares redeemed	(2,708,627)	(11,411,196)	(1,783,094)	(25,683,170)	(103,577,792)	(103,577,792)	(3,419,833)	(34,412,150)

Net increase (decrease)	1,375,609	$5,790,862	(1,479,062)	$(20,864,675)	(49,193,218)	$(49,193,218)	(2,186,982)	$(21,688,607)

	BlackRock Balanced Capital Portfolio		BlackRock Fundamental Growth Portfolio		BlackRock Global Allocation Portfolio		BlackRock Government Income Portfolio

Year Ended December 31, 2008	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	128,095	$1,772,856	198,196	$5,009,985	1,226,926	$21,168,484	1,371,774	$14,667,072
Shares issued to shareholders
in reinvestment of
dividends and distributions	1,774,777	19,700,021	75,988	1,250,002	3,406,268	40,023,648	281,550	4,012,617

Total issued	1,902,872	21,472,877	274,184	6,259,987	4,633,194	61,192,132	1,653,324	18,679,689
Shares redeemed	(5,794,908)	(83,091,231)	(1,078,780)	(25,073,201)	(2,069,751)	(32,979,321)	(2,935,639)	(33,307,419)

Net increase (decrease)	(3,892,036)	$(61,618,354)	(804,596)	$(18,813,214)	2,563,443	$28,212,811	(1,282,315)	$(14,627,730)

	BlackRock High Income Portfolio		BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio

Year Ended December 31, 2008	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	1,530,498	$6,237,147	186,885	$3,845,730	105,151,067	$105,151,067	2,060,300	$22,972,048
Shares issued to shareholders
in reinvestment of
dividends and distributions	684,459	3,923,008	475,905	6,400,924	8,811,090	8,811,090	521,908	5,968,562

Total issued	2,214,957	10,160,155	662,790	10,246,654	113,962,157	113,962,157	2,582,208	28,940,610
Shares redeemed	(2,790,236)	(13,254,729)	(2,515,657)	(49,950,526)	(102,947,221)	(102,947,221)	(1,767,430)	(19,265,365)

Net increase (decrease)	(575,279)	$(3,094,574)	(1,852,867)	$(39,703,872)	11,014,936	$11,014,936	814,778	$9,675,245

BlackRock Series Fund, Inc.
Notes to Financial Statements (Concluded)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolios through February 26, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BlackRock Series Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Series Fund, Inc. (the “Series”), comprised of BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of an additional portfolio of BlackRock Series Fund, Inc., BlackRock Global Allocation Portfolio, as of December 31, 2009, and the related consolidated statements of operations and changes in net assets and the financial highlights for the year then ended, and the statement of changes in net assets for the year ended December 31, 2008 and the financial highlights for each of the four years in the period then ended. These financial statements, including the consolidated financial statements, and financial highlights, including the consolidated financial highlights, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and consolidated financial highlights and the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation Portfolio as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey

February 26, 2010

BlackRock Series Fund, Inc.
Officers and Directors

Non-Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Robert M. Hernandez	Chairman of the	Since 2007	Director, Vice Chairman and Chief	35 RICs	ACE Limited
55 East 52nd Street	Board, Director		Financial Officer of USX Corporation	consisting of	(insurance company);
New York, NY 10055	and Member of		(energy and steel business) from 1991	98 Portfolios	Eastman Chemical
1944	the Audit		to 2001.		Company (chemical);
	Committee				RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)

Fred G. Weiss	Vice Chairman of	Since 1998	Managing Director, FGW Associates	35 RICs	Watson
55 East 52nd Street	the Board,		(consulting and investment company)	consisting of	Pharmaceutical Inc.
New York, NY 10055	Chairman of the		since 1997; Director, Michael J. Fox	98 Portfolios
1941	Audit Committee		Foundation for Parkinson's Research
	and Director		since 2000; Director, BTG International
Plc (a global technology
commercialization company) from
2001 to 2007.

James H. Bodurtha	Director	Since 2002	Director, The China Business Group, Inc.	35 RICs	None
55 East 52nd Street			(consulting firm) since 1996 and	consisting of
New York, NY 10055			Executive Vice President thereof from	98 Portfolios
1944			1996 to 2003; Chairman of the Board,
Berkshire Holding Corporation since
1980.

Bruce R. Bond	Director	Since 2007	Trustee and Member of the Governance	35 RICs	None
55 East 52nd Street			Committee, State Street Research	consisting of
New York, NY 10055			Mutual Funds from 1997 to 2005; Board	98 Portfolios
1946			Member of Governance, Audit and
Finance Committee, Avaya Inc. (computer
equipment) from 2003 to 2007.

Donald W. Burton	Director	Since 2002	Managing General Partner, The Burton	35 RICs	Knology, Inc.
55 East 52nd Street			Partnership, LP (an investment	consisting of	(telecommunications);
New York, NY 10055			partnership) since 1979; Managing	98 Portfolios	Capital Southwest
1944			General Partner, The South Atlantic		(financial)
Venture Funds since 1983; Member of
the Investment Advisory Council of the
Florida State Board of Administration
from 2001 to 2007.

Honorable Stuart E.	Director	Since 2007	Partner and Head of International	35 RICs	Alcatel-Lucent
Eizenstat			Practice, Covington and Burling (law firm)	consisting of	(telecommunications);
55 East 52nd Street			since 2001; International Advisory Board	98 Portfolios	Global Specialty
New York, NY 10055			Member, The Coca Cola Company since		Metallurgical
1943			2002; Advisory Board Member, BT		(metallurgical
			Americas (telecommunications) since		industry); UPS
			2004; Member of the Board of Directors,		Corporation (delivery
			Chicago Climate Exchange		service)
(environmental) since 2006; Member of
the International Advisory Board GML
(energy) since 2003.

Non-Interested Directors1 (Concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Kenneth A. Froot	Director	Since 2005	Professor, Harvard University since 1992.	35 RICs	None
55 East 52nd Street				consisting of
New York, NY 10055				98 Portfolios
1957

John F. O’Brien	Director	Since 2005	Chairman and Director, Woods Hole	35 RICs	Cabot Corporation
55 East 52nd Street			Oceanographic Institute since 2009 and	consisting of	(chemicals); LKQ
New York, NY 10055			Trustee thereof from 2003 to 2009;	98 Portfolios	Corporation (auto
1943			Director, Allmerica Financial Corporation		parts manufacturing);
			from 1995 to 2003; Director, ABIOMED		TJX Companies, Inc.
			from 1989 to 2006; Director, Ameresco,		(retailer)
Inc. (energy solutions company) from
2006 to 2007; Vice Chairman and
Director, Boston Lyric Opera from 2002
to 2007.

Roberta Cooper Ramo	Director	Since 2002	Shareholder, Modrall, Sperling, Roehl,	35 RICs	None
55 East 52nd Street			Harris & Sisk, P.A. (law firm) since 1993;	consisting of
New York, NY 10055			Chairman of the Board, Cooper’s Inc.,	98 Portfolios
1942			(retail) since 2000; Director of ECMC
Group (service provider to students,
schools and lenders) since 2001;
President, The American Law Institute,
(non-profit), since 2008; President,
American Bar Association from 1995
to 1996.

David H. Walsh	Director	Since 2003	Director, National Museum of Wildlife Art	35 RICs	None
55 East 52nd Street			since 2007; Director, Ruckleshaus	consisting of
New York, NY 10055			Institute and Haub School of Natural	98 Portfolios
1941			Resources at the University of Wyoming
from 2006 to 2008; Trustee, University of
Wyoming Foundation since 2008; Director,
The American Museum of Fly Fishing
since 1997; Director, The National
Audubon Society from 1998 to 2005.

Richard R. West	Director and	Since 2007	Dean Emeritus, New York University's	35 RICs	Bowne & Co., Inc.
55 East 52nd Street	Member of the		Leonard N. Stern School of Business	consisting of	(financial printers);
New York, NY 10055	Audit Committee		Administration since 1995.	98 Portfolios	Vornado Realty Trust
1938					(real estate company);
Alexander’s Inc. (real
estate company)

1	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

Interested Directors3

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Richard S. Davis	Director	Since 2007	Managing Director, BlackRock, Inc. since	173 RICs	None
55 East 52nd Street			2005; Chief Executive Officer, State	consisting of
New York, NY 10055			Street Research & Management	304 Portfolios
1945			Company from 2000 to 2005; Chairman
of the Board of Trustees, State Street
Research Mutual Funds from 2000 to
2005; Chairman, SSR Realty from 2000
to 2004

Laurence D. Fink	Director	Since 2007	Chairman and Chief Executive Officer of	35 RICs	None
55 East 52nd Street			BlackRock, Inc. since its formation in	consisting of
New York, NY 10055			1998 and of BlackRock, Inc.’s	98 Portfolios
1952			predecessor entities since 1988 and
Chairman of the Executive and
Management Committees; Formerly
Managing Director, The First Boston
Corporation, Member of its Management
Committee, Co-head of its Taxable Fixed
Income Division and Head of its
Mortgage and Real Estate Products
Group; Chairman of the Board of several
of BlackRock’s alternative investment
vehicles; Director of several of
BlackRock’s offshore funds; Member of
the Board of Trustees of New York
University, Chair of the Financial Affairs
Committee and a member of the
Executive Committee, the Ad Hoc
Committee on Board Governance, and
the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of
Trustees, Chairman of the
Development/Trustee Stewardship
Committee and Chairman of the Finance
Committee; Trustee, The Boys’ Club of
New York.

Henry Gabbay	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to	173 RICs	None
55 East 52nd Street			2008; Managing Director, BlackRock, Inc.	consisting of
New York, NY 10055			from 1989 to 2007; Chief Administrative	304 Portfolios
1947			Officer, BlackRock Advisors, LLC from
1998 to 2007; President of BlackRock
Funds and BlackRock Bond Allocation
Target Shares from 2005 to 2007 and
Treasurer of certain closed-end funds in
the BlackRock fund complex from 1989
to 2006.

3

Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates, as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Fund Officers1

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Anne F. Ackerley	President and	Since 2009	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-
55 East 52nd Street	Chief Executive		advised funds from 2007 to 2009; Chief Operating Officer of BlackRock's Global Client
New York, NY 10055	Officer		Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from
1962			2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006
55 East 52nd Street			to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head
New York, NY 10055			of Product Development and Management for BlackRock’s U.S. Retail Group from 2007
1971			to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008
55 East 52nd Street			to 2009; Head of Product Development and Management for BlackRock's U.S. Retail
New York, NY 10055			Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock,
1977			Inc. from 2005 to 2008.

Brian Schmidt	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust
55 East 52nd Street			Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice
New York, NY 10055			President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of
1958			Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from
2001 to 2003.

Neal J. Andrews	Chief Financial	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of
55 East 52nd Street	Officer		Business Head of Fund Accounting and Administration at PNC Global Investment
New York, NY 10055			Servicing (U.S.) Inc. from 1992 to 2006.
1966

Jay M. Fife	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant
55 East 52nd Street			Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset
New York, NY 10055			Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services
1970			Group from 2001 to 2006.

Brian P. Kindelan	Chief Compliance	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director
55 East 52nd Street	Officer		and Senior Counsel of BlackRock, Inc. since 2005.
New York, NY 10055
1959

Howard B. Surloff	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006;
55 East 52nd Street			General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965

1	Officers of the Fund serve at the pleasure of the Board.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Plainsboro, NJ 08536

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

BlackRock Institutional Management Corporation
Wilmington, DE 19809

Custodian
The Bank of New York Mellon2
New York, NY 10286

Brown Brothers Harriman & Co.3
Boston, MA 02109

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie, Farr & Gallagher LLP
New York, NY 10019

Principal Office of the Fund
BlackRock Series Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

[2]	For all Portfolios except BlackRock Global Allocation Portfolio.

[3]	For BlackRock Global Allocation Portfolio.

BlackRock Series Fund, Inc.
Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Portfolio's investment experience during the year and may be subject to changes based on the tax regulations. Each Portfolio will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

	Total Fiscal Year-to-Date Cumulative Distributions by Character				Percentage of Fiscal Year-to-Date Cumulative
December 31, 2009	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

Money Market Portfolio	$0.003154501	$0.000006000	—	$0.003160501	100%	—	—	100%
Total Return Portfolio	$0.577012525	—	$0.003198839	$0.580211364	99%	—	1%	100%

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s Forms NQ may also be obtained upon request, without charge, by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) on www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30, is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Series Fund, Inc.
BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

[This page intentionally left blank]

[This page intentionally left blank]

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

59828-12/09

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$29,900	$28,000	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Fundamental Growth Portfolio	$22,700	$22,300	$0	$0	$8,789	$10,628	$1,028	$1,049
BlackRock Global Allocation Portfolio	$26,200	$24,300	$0	$0	$10,426	$19,224	$1,028	$1,049
BlackRock Government Income Portfolio	$36,700	$33,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock High Income Portfolio	$26,700	$23,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Large Cap Core Portfolio	$21,700	$21,300	$0	$0	$8,100	$8,100	$1,028	$1,049
BlackRock Money Market Portfolio	$20,400	$20,300	$0	$0	$8,100	$8,100	$733	$749
BlackRock Total Return Portfolio	$28,700	$25,300	$0	$0	$8,100	$8,100	$1,028	$1,049

[1]	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

[2]	The nature of the services include tax compliance, tax advice and tax planning.

[3]	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

      The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

      Any proposed services exceeding the pre-approved cost levels will require specific pre- approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$416,628	$414,149
BlackRock Fundamental Growth Portfolio	$417,317	$416,677
BlackRock Global Allocation Portfolio	$418,954	$425,273
BlackRock Government Income Portfolio	$416,628	$414,149
BlackRock High Income Portfolio	$416,628	$414,149
BlackRock Large Cap Core Portfolio	$416,628	$414,149
BlackRock Money Market Portfolio	$416,333	$413,849
BlackRock Total Return Portfolio	$416,628	$414,149

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.
By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Series Fund, Inc.

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date: February 23, 2010

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date: February 23, 2010